_______________________

                                  $200,000,000

                                CREDIT AGREEMENT

                                      AMONG

                           TITANIUM METALS CORPORATION

                                       AND

                 BANKERS TRUST COMPANY, AS ADMINISTRATIVE AGENT,

                              CORESTATES BANK, N.A.

                                       AND

                SANWA BUSINESS CREDIT CORPORATION, AS CO-AGENTS,

                                       AND

                          VARIOUS LENDING INSTITUTIONS


                            DATED AS OF JULY 30, 1997







                                TABLE OF CONTENTS

                                                                            Page


ARTICLE I

      DEFINITIONS AND ACCOUNTING TERMS  . . . . . . . . . . . . . . . . . . .
                                                                               1

      1.1   Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                               1

      1.2   Accounting Terms; Financial Statements  . . . . . . . . . . . . .
                                                                              32

      1.3   Schedules . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              32


ARTICLE II
      AMOUNT AND TERMS OF CREDIT  . . . . . . . . . . . . . . . . . . . . . .
                                                                              32

      2.1   The Commitments . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              32

            (a)   Revolving Loans . . . . . . . . . . . . . . . . . . . . . .
                                                                              32

            (b)   Swing Line Loans  . . . . . . . . . . . . . . . . . . . . .
                                                                              33

      2.2   Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              34

            (a)   Provisions of the Revolving Notes . . . . . . . . . . . . .
                                                                              35

            (b)   Provisions of the Swing Line Note . . . . . . . . . . . . .
                                                                              35

      2.3   Minimum Amount of Each Borrowing; Maximum Number of Borrowings  .
                                                                              36

      2.4   Borrowing Options . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              36




      2.5   Notice of Borrowing . . . . . . . . . . . . . . . . . . . . . . .
                                                                              36

      2.6   Conversion or Continuation  . . . . . . . . . . . . . . . . . . .
                                                                              37

      2.7   Disbursement of Funds . . . . . . . . . . . . . . . . . . . . . .
                                                                              38

      2.8   Pro Rata Borrowings . . . . . . . . . . . . . . . . . . . . . . .
                                                                              39

      2.9   Letters of Credit . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              39

            (a)   Letters of Credit Commitments . . . . . . . . . . . . . . .
                                                                              39

            (b)   Obligation of Facing Agent to Issue Letters of Credit . . .
                                                                              39

            (c)   Letter of Credit Requests; Notices of Issuance  . . . . . .
                                                                              40

            (d)   Agreement to Repay Letter of Credit Payments  . . . . . . .
                                                                              41

            (e)   Letter of Credit Participations . . . . . . . . . . . . . .
                                                                              42

            (f)   Draws Upon Letter of Credit; Reimbursement Obligations  . .
                                                                              43

            (g)   Fees for Letters of Credit  . . . . . . . . . . . . . . . .
                                                                              44

            (h)   Indemnification . . . . . . . . . . . . . . . . . . . . . .
                                                                              45

            (i)   Increased Costs . . . . . . . . . . . . . . . . . . . . . .
                                                                              46


ARTICLE III

      INTEREST AND FEES . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              47

      3.1   Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              47

            (a)   Base Rate Loans . . . . . . . . . . . . . . . . . . . . . .
                                                                              47

            (b)   Eurodollar Loans  . . . . . . . . . . . . . . . . . . . . .
                                                                              47

            (c)   Payment of Interest . . . . . . . . . . . . . . . . . . . .
                                                                              47

            (d)   Notification of Rate  . . . . . . . . . . . . . . . . . . .
                                                                              47

            (e)   Default Interest. . . . . . . . . . . . . . . . . . . . . .
                                                                              48

            (f)   Maximum Interest  . . . . . . . . . . . . . . . . . . . . .
                                                                              48

      3.2   Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              48

            (a)   Commitment Fees . . . . . . . . . . . . . . . . . . . . . .
                                                                              48

            (b)   Agency Fees . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              48

      3.3   Computation of Interest and Fees  . . . . . . . . . . . . . . . .
                                                                              48

      3.4   Interest Periods  . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              49

      3.5   Compensation for Funding Losses.  . . . . . . . . . . . . . . . .
                                                                              49

      3.6   Increased Costs, Illegality, Etc. . . . . . . . . . . . . . . . .
                                                                              50

            (a)   Generally.  . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              50

            (b)   Eurodollar Loans.   . . . . . . . . . . . . . . . . . . . .
                                                                              52

            (c)   Capital Requirements. . . . . . . . . . . . . . . . . . . .
                                                                              52

            (d)   Change of Lending Office. . . . . . . . . . . . . . . . . .
                                                                              53

      3.7   Replacement of Affected Lenders . . . . . . . . . . . . . . . . .
                                                                              53


ARTICLE IV

      REDUCTION OF COMMITMENTS; PAYMENTS AND PREPAYMENTS  . . . . . . . . . .
                                                                              54

      4.1   Voluntary Reduction of Commitments; Repayment.  . . . . . . . . .
                                                                              54

      4.2   Mandatory Reductions of Commitments.  . . . . . . . . . . . . . .
                                                                              55

            (a)   Reduction of Revolving Commitment.  . . . . . . . . . . . .
                                                                              55

            (b)   Proportionate Reductions. . . . . . . . . . . . . . . . . .
                                                                              55

      4.3   Voluntary Prepayments . . . . . . . . . . . . . . . . . . . . . .
                                                                              55

      4.4   Mandatory Prepayments . . . . . . . . . . . . . . . . . . . . . .
                                                                              56

            (a)   Prepayment Upon Overadvance . . . . . . . . . . . . . . . .
                                                                              56

            (b)   Mandatory Prepayment Upon Asset Disposition . . . . . . . .
                                                                              56

            (c)   Mandatory Prepayment Upon Recovery Event  . . . . . . . . .
                                                                              57

      4.5   Application of Prepayments  . . . . . . . . . . . . . . . . . . .
                                                                              58

      4.6   Method and Place of Payment . . . . . . . . . . . . . . . . . . .
                                                                              58

      4.7   Net Payments  . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              60


ARTICLE V

      CONDITIONS OF CREDIT  . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              62

      5.1   Conditions to Closing Date  . . . . . . . . . . . . . . . . . . .
                                                                              62

            (a)   Credit Agreement and Notes  . . . . . . . . . . . . . . . .
                                                                              62

            (b)   Subsidiary Guaranty.  . . . . . . . . . . . . . . . . . . .
                                                                              63

            (c)   Security Agreement  . . . . . . . . . . . . . . . . . . . .
                                                                              63

            (d)   Pledge Agreements . . . . . . . . . . . . . . . . . . . . .
                                                                              63

            (e)   Mortgages; Title Insurance  . . . . . . . . . . . . . . . .
                                                                              64

            (f)   Opinions of Counsel . . . . . . . . . . . . . . . . . . . .
                                                                              64

            (g)   Corporate Proceedings . . . . . . . . . . . . . . . . . . .
                                                                              65

            (h)   Affiliate Agreements; Tax Sharing Agreements; Debt Agreements
                                                                              65




            (i)   Adverse Change  . . . . . . . . . . . . . . . . . . . . . .
                                                                              66

            (j)   No Disruption of Financial and Capital Markets  . . . . . .
                                                                              66

            (k)   Approvals . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              66

            (l)   Litigation  . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              66

            (m)   Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              67

            (n)   Environmental Assessments; Insurance  . . . . . . . . . . .
                                                                              67

            (o)   Appointment of Agent  . . . . . . . . . . . . . . . . . . .
                                                                              67

            (p)   Financial Information . . . . . . . . . . . . . . . . . . .
                                                                              67

            (q)   Termination of Existing Credit Agreement. . . . . . . . . .
                                                                              68

            (r)   Existing Indebtedness . . . . . . . . . . . . . . . . . . .
                                                                              68

            (s)   Due Diligence Review  . . . . . . . . . . . . . . . . . . .
                                                                              69

            (t)   Tax and Accounting Aspects of Transactions  . . . . . . . .
                                                                              69

            (u)   Incumbency  . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              69

            (v)   Officer's Certificate . . . . . . . . . . . . . . . . . . .
                                                                              69

            (w)   Other Matters . . . . . . . . . . . . . . . . . . . . . . .
                                                                              69

      5.2   Conditions Precedent to All Credit Events . . . . . . . . . . . .
                                                                              70

            (a)   Representations and Warranties  . . . . . . . . . . . . . .
                                                                              70

            (b)   No Default  . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              70

            (c)   Notice of Borrowing; Letter of Credit Request . . . . . . .
                                                                              70


ARTICLE VI

      REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . . . . . .
                                                                              71

      6.1   Corporate Status  . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              71

      6.2   Corporate Power and Authority . . . . . . . . . . . . . . . . . .
                                                                              71

      6.3   No Violation  . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              72

      6.4   Governmental and Other Approvals  . . . . . . . . . . . . . . . .
                                                                              72

      6.5   Financial Statements; Financial Condition; Undisclosed Liabilities

            Projections; etc.   . . . . . . . . . . . . . . . . . . . . . . .
                                                                              72

            (a)   Financial Statements  . . . . . . . . . . . . . . . . . . .
                                                                              72

            (b)   Solvency  . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              73

            (c)   No Undisclosed Liabilities  . . . . . . . . . . . . . . . .
                                                                              73

            (d)   Indebtedness  . . . . . . . . . . . . . . . . . . . . . . .
                                                                              73

            (e)   Projections . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              74

      6.6   Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              74

      6.7   True and Complete Disclosure  . . . . . . . . . . . . . . . . . .
                                                                              74

      6.8   Use of Proceeds; Margin Regulations . . . . . . . . . . . . . . .
                                                                              74

            (a)   Loan Proceeds . . . . . . . . . . . . . . . . . . . . . . .
                                                                              74

            (b)   Margin Regulations  . . . . . . . . . . . . . . . . . . . .
                                                                              75

      6.9   Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              75

            (a)   Tax Returns and Payments  . . . . . . . . . . . . . . . . .
                                                                              75

            (b)   Tax Examinations  . . . . . . . . . . . . . . . . . . . . .
                                                                              75

      6.10  Compliance With ERISA . . . . . . . . . . . . . . . . . . . . . .
                                                                              76

      6.11  Security Documents  . . . . . . . . . . . . . . . . . . . . . . .
                                                                              76

            (a)   Security Agreement Collateral . . . . . . . . . . . . . . .
                                                                              76

            (b)   Pledged Securities  . . . . . . . . . . . . . . . . . . . .
                                                                              77

            (c)   Real Estate Collateral  . . . . . . . . . . . . . . . . . .
                                                                              77

            (d)   U.K. Pledge Agreement . . . . . . . . . . . . . . . . . . .
                                                                              77

      6.12  Senior Indebtedness . . . . . . . . . . . . . . . . . . . . . . .
                                                                              78

      6.13  Ownership of Property . . . . . . . . . . . . . . . . . . . . . .
                                                                              78

      6.14  Capitalization of Borrower  . . . . . . . . . . . . . . . . . . .
                                                                              78

      6.15  Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              79

            (a)   Organization  . . . . . . . . . . . . . . . . . . . . . . .
                                                                              79

            (b)   Capitalization  . . . . . . . . . . . . . . . . . . . . . .
                                                                              79

            (c)   Restrictions on or Relating to Subsidiaries . . . . . . . .
                                                                              79

      6.16  Compliance With Law, Etc. . . . . . . . . . . . . . . . . . . . .
                                                                              79

      6.17  Investment Company Act  . . . . . . . . . . . . . . . . . . . . .
                                                                              79

      6.18  Public Utility Holding Company Act  . . . . . . . . . . . . . . .
                                                                              80

      6.19  Environmental Matters . . . . . . . . . . . . . . . . . . . . . .
                                                                              80

      6.20  Labor Relations . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              81

      6.21  Intellectual Property, Licenses, Franchises and Formulas  . . . .
                                                                              81

      6.22  Performance of Agreements . . . . . . . . . . . . . . . . . . . .
                                                                              81

      6.23  Certain Fees  . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              82

      6.24  Existing Credit Agreement . . . . . . . . . . . . . . . . . . . .
                                                                              82

      6.25  Regulation H.   . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              82




ARTICLE VII

      AFFIRMATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              82

      7.1   Financial Statements  . . . . . . . . . . . . . . . . . . . . . .
                                                                              82

            (a)   Quarterly Financial Statements  . . . . . . . . . . . . . .
                                                                              82

            (b)   Annual Financial Statements . . . . . . . . . . . . . . . .
                                                                              83

      7.2   Certificates; Other Information . . . . . . . . . . . . . . . . .
                                                                              83

            (a)   Accountant's Certificates . . . . . . . . . . . . . . . . .
                                                                              83

            (b)   Officer's Certificates  . . . . . . . . . . . . . . . . . .
                                                                              84

            (c)   Audit Reports and Statements  . . . . . . . . . . . . . . .
                                                                              84

            (d)   Management Letters  . . . . . . . . . . . . . . . . . . . .
                                                                              84

            (e)   Budgets; Projections  . . . . . . . . . . . . . . . . . . .
                                                                              84

            (f)   Public Filings  . . . . . . . . . . . . . . . . . . . . . .
                                                                              84

            (g)   Other Requested Information . . . . . . . . . . . . . . . .
                                                                              84

      7.3   Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              84

            (a)   Event of Default or Unmatured Event of Default  . . . . . .
                                                                              85

            (b)   Litigation and Related Matters  . . . . . . . . . . . . . .
                                                                              85

            (c)   Environmental Matters . . . . . . . . . . . . . . . . . . .
                                                                              85

            (d)   Notice of Change in Control . . . . . . . . . . . . . . . .
                                                                              85

      7.4   Conduct of Business and Maintenance of Existence  . . . . . . . .
                                                                              85

      7.5   Payment of Obligations  . . . . . . . . . . . . . . . . . . . . .
                                                                              86

      7.6   Inspection of Property, Books and Records . . . . . . . . . . . .
                                                                              86

      7.7   ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              86

      7.8   Maintenance of Property, Insurance  . . . . . . . . . . . . . . .
                                                                              88

      7.9   Environmental Laws  . . . . . . . . . . . . . . . . . . . . . . .
                                                                              89

      7.10  Annual Meetings with Lenders  . . . . . . . . . . . . . . . . . .
                                                                              89

      7.11  Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              90

      7.12  Additional Security; Further Assurances . . . . . . . . . . . . .
                                                                              90

            (a)   Agreement to Grant Additional Security  . . . . . . . . . .
                                                                              90

            (b)   Additional Subsidiary Guarantors  . . . . . . . . . . . . .
                                                                              90

            (c)   Pledge of New Subsidiary Stock  . . . . . . . . . . . . . .
                                                                              90

            (d)   Grant of Security by New Subsidiaries . . . . . . . . . . .
                                                                              91

            (e)   Documentation for Additional Security . . . . . . . . . . .
                                                                              91

            (f)   Pledge of TIMET FSC, Ltd  . . . . . . . . . . . . . . . . .
                                                                              91

            (g)   Exclusion of TiPro  . . . . . . . . . . . . . . . . . . . .
                                                                              92

            (h)   Exclusion of Valtimet, Inc. . . . . . . . . . . . . . . . .
                                                                              92

      7.13  End of Fiscal Years; Fiscal Quarters  . . . . . . . . . . . . . .
                                                                              92

      7.14  Surveys . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              92


ARTICLE VIII

      NEGATIVE COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              92

      8.1   Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              92

      8.2   Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              93

      8.3   Consolidation, Merger, Purchase or Sale of Assets, etc. . . . . .
                                                                              94

      8.4   Dividends or Other Distributions  . . . . . . . . . . . . . . . .
                                                                              97

      8.5   Limitation on Certain Restrictions on Subsidiaries  . . . . . . .
                                                                              98

      8.6   Issuance of Stock . . . . . . . . . . . . . . . . . . . . . . . .
                                                                              99

      8.7   Loans and Investments . . . . . . . . . . . . . . . . . . . . . .
                                                                              99

      8.8   Transactions with Affiliates  . . . . . . . . . . . . . . . . .
                                                                             101

      8.9   Sale-Leasebacks . . . . . . . . . . . . . . . . . . . . . . . .
                                                                             102

      8.10  Leases  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                             102

      8.11  Lines of Business . . . . . . . . . . . . . . . . . . . . . . .
                                                                             102

      8.12  Fiscal Year . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                             102



      8.13  Limitation on Voluntary Payments and Modifications of Indebtedness;

            Modifications of Certificate of Incorporation, By-Laws and

            Certain Other Agreements; etc.  . . . . . . . . . . . . . . . .
                                                                             102

      8.14  Accounting Changes  . . . . . . . . . . . . . . . . . . . . . .
                                                                             103

      8.15  Limitation on Creation of Subsidiaries  . . . . . . . . . . . .
                                                                             103

      8.16  Interest Rate Agreements and Other Hedging Agreements . . . . .
                                                                             103


ARTICLE IX

      FINANCIAL COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                             104




      9.1   Maintenance of Adjusted Consolidated Net Worth  . . . . . . . .
                                                                             104

      9.2   Interest Coverage Ratio . . . . . . . . . . . . . . . . . . . .
                                                                             104

      9.3   Leverage Ratio  . . . . . . . . . . . . . . . . . . . . . . . .
                                                                             104


ARTICLE X
      EVENTS OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                             105

      10.1  Events of Default . . . . . . . . . . . . . . . . . . . . . . .
                                                                             105

            (a)   Failure to Make Payments When Due . . . . . . . . . . . .
                                                                             105

            (b)   Representations and Warranties  . . . . . . . . . . . . .
                                                                             105

            (c)   Covenants . . . . . . . . . . . . . . . . . . . . . . . .
                                                                             105

            (d)   Default Under Other Loan Documents  . . . . . . . . . . .
                                                                             106

            (e)   Voluntary Insolvency, Etc . . . . . . . . . . . . . . . .
                                                                             106

            (f)   Involuntary Insolvency, Etc . . . . . . . . . . . . . . .
                                                                             106

            (g)   Default Under Other Agreements  . . . . . . . . . . . . .
                                                                             106

            (h)   Judgments.  . . . . . . . . . . . . . . . . . . . . . . .
                                                                             107

            (i)   Security Documents  . . . . . . . . . . . . . . . . . . .
                                                                             107

            (j)   Guaranties  . . . . . . . . . . . . . . . . . . . . . . .
                                                                             107

            (k)   ERISA . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                             107

            (l)   Change in Control . . . . . . . . . . . . . . . . . . . .
                                                                             107

            (m)   Subordination . . . . . . . . . . . . . . . . . . . . . .
                                                                             108

      10.2  Rights Not Exclusive  . . . . . . . . . . . . . . . . . . . . .
                                                                             109


ARTICLE XI

      THE AGENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                             109

      11.1  Appointment . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                             109

      11.2  Nature of Duties  . . . . . . . . . . . . . . . . . . . . . . .
                                                                             109

      11.3  Exculpation, Rights, Etc. . . . . . . . . . . . . . . . . . . .
                                                                             110

      11.4  Reliance  . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                             110

      11.5  Indemnification . . . . . . . . . . . . . . . . . . . . . . . .
                                                                             110

      11.6  Administrative Agent In Its Individual Capacity.  . . . . . . .
                                                                             111

      11.7  Notice of Default . . . . . . . . . . . . . . . . . . . . . . .
                                                                             111

      11.8  Holders of Obligations  . . . . . . . . . . . . . . . . . . . .
                                                                             111

      11.9  Resignation by Administrative Agent . . . . . . . . . . . . . .
                                                                             111


ARTICLE XII

      MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                             112

      12.1  No Waiver; Modifications in Writing . . . . . . . . . . . . . .
                                                                             112

      12.2  Further Assurances  . . . . . . . . . . . . . . . . . . . . . .
                                                                             113

      12.3  Notices, Etc. . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                             114

      12.4  Costs, Expenses and Taxes . . . . . . . . . . . . . . . . . . .
                                                                             114

      12.5  Confirmations . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                             116

      12.6  Adjustment; Setoff  . . . . . . . . . . . . . . . . . . . . . .
                                                                             117

      12.7  Execution in Counterparts . . . . . . . . . . . . . . . . . . .
                                                                             118

      12.8  Binding Effect; Assignment; Addition and Substitution of Lenders 118

      12.9  CONSENT TO JURISDICTION; MUTUAL WAIVER OF JURY TRIAL. . . . . .
                                                                             120

      12.10 Release of Collateral . . . . . . . . . . . . . . . . . . . . .
                                                                             121

      12.11 GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                             122

      12.12 Severability of Provisions  . . . . . . . . . . . . . . . . . .
                                                                             122

      12.13 Transfers of Notes  . . . . . . . . . . . . . . . . . . . . . .
                                                                             122

      12.14 Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                             122

      12.15 Termination of Agreement  . . . . . . . . . . . . . . . . . . .
                                                                             122

      12.16 Confidentiality . . . . . . . . . . . . . . . . . . . . . . . .
                                                                             123

      12.17 Concerning the Collateral and the Loan Documents  . . . . . . .
                                                                             123

            (a)   Authority . . . . . . . . . . . . . . . . . . . . . . . .
                                                                             123

            (b)   Release of Collateral . . . . . . . . . . . . . . . . . .
                                                                             124

            (c)   No Obligation . . . . . . . . . . . . . . . . . . . . . .
                                                                             125

      12.18       Effectiveness . . . . . . . . . . . . . . . . . . . . . .
                                                                             125



                         INDEX OF EXHIBITS AND SCHEDULES

                                    EXHIBITS



Exhibit 2.1(b)          Form of Swing Line Loan Participation Certificate
Exhibit 2.2(a)-1  Form of Revolving Note
Exhibit 2.2(a)-2  Form of Swing Line Note
Exhibit 2.5       Form of Notice of Borrowing
Exhibit 2.6       Form of Notice of Conversion or Continuation
Exhibit 2.9(c)-1  Form of Letter of Credit Request
Exhibit 2.9(c)-2  Form of Letter of Credit Amendment Request
Exhibit 4.7(d)          Form of Section 4.7(d)(ii) Certificate
Exhibit 5.1(b)          Form of Subsidiary Guaranty
Exhibit 5.1(c)          Form of Security Agreement
Exhibit 5.1(d)          Form of Domestic Pledge Agreement
Exhibit 5.1(f)-1  Form of Opinion of Borrower's Counsel
Exhibit 5.1(f)-2  Form of Opinion of General Counsel of Borrower
Exhibit 5.1(g)          Form of Secretary's Certificate of Each Credit Party
Exhibit 5.1(o)          Form of Consent of Appointment of Agent
Exhibit 5.1(v)          Form of Officer's Certificate of Borrower
Exhibit 7.2(b)          Form of Officer's Certificate Pursuant to Section 7.2(b)
Exhibit 8.7(g)          Form of Subordination Provisions
Exhibit 12.8(c)   Form of Assignment and Assumption Agreement

                                    SCHEDULES

Schedule 1.1            Commitments
Schedule 6.3            Approvals and Consents
Schedule 6.4            Governmental and Other Approvals
Schedule 6.5(d)   Indebtedness
Schedule 6.9(b)   Tax Status
Schedule 6.10           ERISA
Schedule 6.11(c)  Real Property
Schedule 6.14           Capitalization of Borrower
Schedule 6.15           Subsidiaries
Schedule 8.5            Existing Restrictions on Subsidiaries
Schedule 8.7            Existing Investments
Schedule 8.8            Affiliate Transactions


                                CREDIT AGREEMENT

            THIS CREDIT AGREEMENT is dated as of July 30, 1997 and is made by and among Titanium Metals Corporation, a Delaware corporation ("Borrower"), the undersigned financial institutions, including Bankers Trust Company, in their capacities as lenders hereunder (collectively, the "Lenders," and each individually, a "Lender"), Corestates Bank, N.A. and Sanwa Business Credit Corporation, as Co-Agents, and Bankers Trust Company, as administrative agent ("Administrative Agent") for the Lenders.

                              W I T N E S S E T H:

            WHEREAS, Borrower has requested that the Lenders provide a revolving credit facility to Borrower in an aggregate amount not to exceed $200,000,000 at any time outstanding and maturing on July 30, 2002;

            WHEREAS, the proceeds of the revolving credit facility described above will be used by Borrower to (i) repay borrowings outstanding, if any, on the Closing Date, under the Existing Credit Agreement and (ii) for general corporate and working capital purposes of the Borrower and its Subsidiaries, including acquisitions permitted hereunder; and

            WHEREAS, the Lenders are willing to extend commitments to make revolving credit loans and certain other extensions of credit to Borrower for the purposes specified above on the terms and subject to the conditions set forth herein;

            NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and, among other things, (i) the assignment of and the grant of a security interest in the Collateral by Borrower and certain of its Subsidiaries pursuant to the Security Agreement and the other Security Documents and (ii) the granting of mortgages by Borrower in the Mortgaged Property pursuant to the Mortgages, the parties hereto agree as follows:



                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

            1.1 Definitions. As used herein, and unless the context requires a different meaning, the following terms have the meanings indicated:

            "Accounts Receivable" means presently existing and hereafter arising or acquired accounts receivable, notes, drafts, acceptances, general intangibles, choses in action and other forms of obligations and receivables relating in any way to Inventory or arising from the sale of Inventory or the rendering of services by Borrower or its Subsidiaries, or howsoever otherwise arising, including the right to payment of any interest or finance charges with respect thereto and all proceeds of insurance with respect thereto, together with all of Borrower's or any of its Subsidiaries' rights as an unpaid vendor, all pledged assets, guaranty claims, liens and security interests held by or granted to Borrower or any of its Subsidiaries to secure payment of any Accounts Receivable and all books, customer lists, ledgers, records and files (whether written or stored electronically) relating to any of the foregoing.

            "Acquired Debt" means, with respect to Borrower, Indebtedness of a Person existing at the time such Person becomes a direct or indirect Subsidiary of Borrower or assumed in connection with the acquisition by Borrower or any of its Subsidiaries of assets from such Person, which assets constitute an entire business, division or product line of such Person.

            "Additional Collateral" has the meaning assigned to that term in
Section 7.12(a).

            "Additional Pledge Agreements" means all pledge agreements or similar agreements that may be delivered to Collateral Agent after the Closing Date as collateral security for any or all of the Obligations, as such pledge agreements or similar agreements may be amended, supplemented or otherwise modified from time to time.

            "Additional Security Agreements" means all security agreements or similar agreements that may be delivered to Collateral Agent after the Closing Date as collateral security for any or all of the Obligations, as such security agreements or similar agreements may be amended, supplemented or otherwise modified from time to time.

            "Additional Security Documents" means all mortgages, pledge agreements, security agreements and other security documents entered into pursuant to Section 7.12, including, without limitation, the Additional Security Agreements and the Additional Pledge Agreements.

            "Adjusted Consolidated Net Worth" of Borrower means, without duplication, the sum of (i) the total stockholders' equity of Borrower, as determined from a consolidated balance sheet of Borrower and its consolidated Subsidiaries prepared in accordance with GAAP plus (ii) the net book value of the BUCS, as determined from a consolidated balance sheet of Borrower and its consolidated Subsidiaries prepared in accordance with GAAP (which shall not, in any event, include accrued interest or dividends on the BUCS) less (iii) the aggregate amount of all outstanding Investments made by Borrower and each Domestic Subsidiary and OECD Foreign Subsidiary of Borrower in any entity which is not a Domestic Subsidiary or an OECD Foreign Subsidiary of Borrower.

            "Adjusted Total Revolving Loan Commitment" means at any time the Total Commitment less the aggregate Revolving Commitments of all Defaulting Lenders.



            "Adjustment Date" means (i) with respect to any Fiscal Quarter, (a) the third Business Day following receipt by Administrative Agent of both (I) the financial statements required to be delivered pursuant to Section 7.1(a) or 7.1(b), as the case may be, for the most recently completed fiscal period and
(II) the officer's certificate required pursuant to Section 7.2(b) with respect to such financial statements or (b) if such officer's certificate and financial statements have not been delivered in a timely manner, the date upon which such officer's certificate and financial statements were due; provided, however, that in the event that the Adjustment Date is determined in accordance with the provisions of clause (b) of this definition, then the date which is three Business Days following the date of receipt of the financial statements and officer's certificate referenced in clause (a) of this definition also shall be deemed to constitute an Adjustment Date, and (ii) with respect to any Significant Acquisition, the third Business Day following the later of the consummation of such Significant Acquisition and the receipt by Administrative Agent of the financial statements and other information required pursuant to
Section 8.3(i) with respect to such Significant Acquisition.

            "Administrative Agent" has the meaning assigned to that term in the introduction to this Agreement and any successor Administrative Agent in such capacity.

            "Affiliate" means, with respect to any Person, any Person that, directly or indirectly, controls (including but not limited to all directors and officers of such Person) or is controlled by or is under common control with such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to vote 10% or more of the securities having ordinary voting power for the election of directors of such corporation.

            "Agreement" means this Credit Agreement, as the same may at any time be amended, restated, supplemented, extended or otherwise modified in accordance with the terms hereof and in effect.

            "Annualized Basis" means, with respect to any Fiscal Quarter, Consolidated EBITDA for such Fiscal Quarter multiplied by four (4).

            "Applicable Commitment Fee Percentage" means, at any date, the applicable percentage set forth in the following table opposite the Level of Leverage Ratio most recently determined:

                                                                    Applicable
                           Level of Leverage Ratio           Commitment Fee
Percentage

                    Level I:  Leverage Ratio is less than              .250%
                                   1.0 to 1

                    Level II:  Leverage Ratio is equal to
                      or greater than 1.0 to 1, but less               .300%
                                than 1.5 to 1
                     Level III:  Leverage ratio is equal
                    to or greater than 1.5 to 1, but less              .375%
                                than 2.0 to 1

                    Level IV:  Leverage Ratio is equal to
                           or greater than 2.0 to 1                    .500%

; provided that (a) the Applicable Commitment Fee Percentage shall be that set forth above opposite Level I from the Closing Date until the first Adjustment Date occurring after the Closing Date, (b) the Applicable Commitment Fee



Percentage determined for any Adjustment Date shall remain in effect until a subsequent Adjustment Date for which the Leverage Ratio falls within a different Level, and (c) if the financial statements and related officer's certificate for any fiscal period are not delivered by the date due pursuant to Sections 7.1(a) and 7.1(b) or if the financial statements and other required information with respect to a Significant Acquisition are not delivered in accordance with
Section 8.3(i), the Applicable Commitment Fee Percentage shall be that set forth above opposite Level IV, in either case, until the next subsequent Adjustment Date.

            "Applicable Eurodollar Margin" means, at any date, the applicable percentage set forth below opposite the Level of Leverage Ratio as of such date:


                           LEVEL OF LEVERAGE RATIO            APPLICABLE
EURODOLLAR
                                                                      MARGIN

                     Level I: Leverage Ratio is less than             .500%
                                   1.0 to 1

                     Level II: Leverage Ratio is equal to
                      or greater than 1.0 to 1 but less               .750%
                                than 1.5 to 1
                     Level III:  Leverage Ratio is equal
                     to or greater than 1.5 to 1 but less             1.000%
                                than 2.0 to 1

                     Level IV: Leverage Ratio is equal to
                          or greater than 2.0 to 1                    1.500%

; provided that (a) the Applicable Eurodollar Margin shall be that set forth above opposite Level I from the Closing Date until the first Adjustment Date occurring after the Closing Date, (b) the Applicable Eurodollar Margin determined for any Adjustment Date shall remain in effect until a subsequent Adjustment Date for which the Leverage Ratio falls within a different Level, and
(c) if the financial statements and related officer's certificate for any fiscal period are not delivered by the date due pursuant to Sections 7.1(a) and 7.1(b) or if the financial statements and other required information with respect to a Significant Acquisition are not delivered in accordance with Section 8.3(i), the Applicable Eurodollar Margin shall be that set forth above opposite Level IV, in either case, until the next subsequent Adjustment Date.

            "Asset Disposition" means any sale, lease, transfer or other disposition (or series of related sales, leases, transfers or dispositions) of all or any part of an interest in shares of Capital Stock of a Subsidiary of Borrower (other than directors' qualifying shares and similar arrangements required by applicable law with respect to any Foreign Subsidiary), property or other assets (each referred to for the purposes of this definition as a "disposition") by Borrower or any of its Subsidiaries, provided that a disposition permitted by Section 8.3 (other than Section 8.3(a)) shall not constitute an Asset Disposition.

            "Assignee" has the meaning assigned to that term in Section 12.8(c).

            "Assignment and Assumption Agreement" means an Assignment and Assumption Agreement substantially in the form of Exhibit 12.8(c) annexed hereto and made a part hereof made by any applicable Lender, as assignor, and such Lender's assignee in accordance with Section 12.8.

            "Attorney Costs" means all reasonable fees and disbursements of any law firm or other external counsel.

            "Attributable Value" means as of the date of determination thereof in connection with a Sale and Leaseback Transaction, the net present value (discounted according to GAAP at the cost of debt implied in the lease) of the obligations of the lessee for rental payments during the then remaining term of any applicable lease.

            "Available Revolving Commitment" means, as to any Lender at any time an amount equal to the excess, if any, of (a) such Lender's Revolving Commitment over (b) the sum of (i) the aggregate principal amount then outstanding of Revolving Loans made by such Lender and (ii) such Lender's Pro Rata Share of the LC Obligations and Swing Line Loans then outstanding.

            "Bankruptcy Code" means Title I of the Bankruptcy Reform Act of 1978, as amended, as set forth in Title 11 of the United States Code, as hereafter amended.

            "Base Rate" means the greater of (i) the rate most recently announced by BT at its principal office as its "prime rate", which is not necessarily the lowest rate made available by BT or (ii) the Federal Funds Rate plus 1/2 of 1% per annum. The "prime rate" announced by BT is evidenced by the recording thereof after its announcement in such internal publication or publications as BT may designate. Any change in the interest rate resulting from a change in such "prime rate" announced by BT shall become effective without prior notice to Borrower as of 12:01 A.M. (New York City time) on the Business Day on which each change in such "prime rate" is announced by BT. BT may make commercial or other loans to others at rates of interest at, above or below its "prime rate". Any change in the interest rate resulting from a change in the Federal Funds Rate shall become effective without prior notice to the Borrower on the effective date of such change in the Federal Funds Rate.

            "Base Rate Loan" means any Loan which bears interest at a rate determined with reference to the Base Rate.

            "Benefitted Lender" has the meaning assigned to that term in Section 12.6(a).

            "Board" means the Board of Governors of the Federal Reserve System.

            "Borrower" has the meaning assigned to that term in the introduction to this Agreement.

            "Borrowing" means a group of Loans of a single Type made by the Lenders or the Swing Line Lender, as appropriate, on a single date and in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

            "BT" means Bankers Trust Company, a New York banking corporation, and its successors.

          "BUCS" means the 6-5/8 % Convertible Preferred Securities, Beneficial Unsecured Convertible Securities (BUCS)SM issued and sold on November 26, 1996 and December 4, 1996 by TIMET Capital Trust I, a statutory business trust formed under the Laws of the State of Delaware, and the 6 % Convertible Junior Subordinated Debentures due 2026 issued by Borrower in connection therewith, in each case as in effect on the date hereof.

        "BUCS Transaction Documents" means (i) the BUCS, (ii) the Indenture for the 6-5/8 % Convertible Junior Subordinated Debentures, dated as of November 20, 1996, between Borrower and The Chase Manhattan Bank, as trustee, (iii) the Convertible Preferred Securities Guarantee, dated as of November 20, 1996, between Borrower, as guarantor, and The Chase Manhattan Bank, as guarantee trustee, (iv) the Certificate of Trust of TIMET Capital Trust I, dated November 13, 1996, (v) the Amended and Restated Declaration of Trust of TIMET Capital Trust I, dated as of November 20, 1996, among Borrower, as sponsor, The Chase Manhattan Bank, as property trustee, Chase Manhattan Bank (Delaware), as Delaware trustee and Joseph S. Compofelice, Robert E. Musgraves and Mark A. Wallace, as regular trustees, and (vi) all other agreements, instruments and documents evidencing the obligations of Borrower or any of its Subsidiaries under the BUCS, in each case as in effect on the date hereof.



            "Business Day" means (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any other day which shall be in the City of New York a legal holiday or a day on which banking institutions are authorized or required by law or other governmental actions to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in Dollar deposits in the interbank Eurodollar market.

            "Calculation Period" means the period of four consecutive Fiscal Quarters most recently ended before the date of the respective event which requires calculations to be made on a Pro Forma Basis.

            "Capitalized Lease" means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee which would, in conformity with GAAP, be required to be accounted for as a capital lease on the balance sheet of such Person.

            "Capitalized Lease Obligation" means, at the time any determination thereof is to be made, the amount in respect of the obligations of any Person as lessee under a Capitalized Lease which would at such time be required to be capitalized on the balance sheet of such Person in accordance with GAAP.

            "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however designated) of such Person's capital stock, partnership interests, membership interests or other equivalent interests and any rights (other than debt securities convertible into or exchangeable for capital stock), warrants or options exchangeable for or convertible into such capital stock or other interests.

            "Cash" means money, currency or the available credit balance in Dollars in a Deposit Account.

            "Cash Equivalents" means (i) any evidence of indebtedness, maturing not more than 180 days after the date of issue, issued by the United States of America or any instrumentality or agency thereof, the principal, interest and premium, if any, of which is guaranteed fully by, or backed by the full faith and credit of, the United States of America, (ii) Dollar denominated (or foreign currency fully hedged) time deposits, certificates of deposit and bankers acceptances maturing not more than 180 days after the date of purchase, issued by (x) any Lender or (y) a national or state commercial banking institution having, or which is the principal banking subsidiary of a bank holding company having, combined capital and surplus and undivided profits of not less than $200,000,000 and a commercial paper rating of "P-1" (or higher) according to Moody's, "A-1" (or higher) according to S&P or the equivalent rating by any other nationally recognized rating agency (any such bank, an "Approved Bank"), or (z) a non-United States commercial banking institution which is either currently ranked among the 100 largest banks in the world (by assets, according to the American Banker), has combined capital and surplus and undivided profits of not less than $500,000,000 or whose commercial paper (or the commercial paper of such bank's holding company) has a rating of "P-1" (or higher) according to Moody's, "A-1" (or higher) according to S&P or the equivalent rating by any other nationally recognized rating agency, (iii) commercial paper, maturing not more than 180 days after the date of purchase, issued or guaranteed by a corporation (other than Borrower or any Subsidiary of Borrower or any of their respective Affiliates) organized and existing under the laws of any state within the United States of America with a rating, at the time as of which any determination thereof is to be made, of "P-1" (or higher) according to Moody's, or "A-1" (or higher) according to S&P, (iv) demand deposits with any national or state bank or trust company maintained in the ordinary course of business, (v) repurchase or reverse repurchase agreements covering obligations of the type specified in clause (i) with a term of not more than seven days with any Approved Bank and (vi) shares of any money market mutual fund rated at least AAA or the equivalent thereof by S&P or at least Aaa or the equivalent thereof by Moody's, including, without limitation, any such mutual fund managed or advised by any Lender or Administrative Agent.

            "Change of Control" means (i) the sale, lease or transfer of all or substantially all of Borrower's assets to any person or group (as such terms are used in Section 13(d)(3) of the Exchange Act and the rules and regulations promulgated thereunder, in each case as of the date hereof), (ii) the liquidation or dissolution of Borrower, (iii) any person or group (within the meaning of the Exchange Act and the rules and regulations promulgated thereunder, in each case as of the date hereof) shall have acquired, after the date hereof, beneficial ownership (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the date hereof, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time) of 30% or more of the issued and outstanding shares of Borrower's Voting Securities and such person or group shall beneficially own more of the total voting power of Borrower's Voting Securities than is beneficially owned directly or indirectly, in the aggregate, by any one or more of Simmons, the Simmons Trust and the Simmons Trust Beneficiaries and Trustees or any Person controlled, in the aggregate, by any one or more of Simmons, the Simmons Trusts and the Simmons Trust Beneficiaries and Trustees; or
(iv) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted Borrower's board of directors (together with any new directors whose election by Borrower's board of directors or whose nomination for election by Borrower's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office.

            "Chief Financial Officer" means the principal financial or accounting officer of Borrower.

            "Closing Date" means the date on which all of the conditions precedent set forth in Section 5.1 shall have been satisfied or waived and this Agreement becomes effective.

            "Code" means the Internal Revenue Code of 1986, as from time to time amended, including the regulations proposed or promulgated thereunder, or any successor statute and the regulations proposed or promulgated thereunder.

            "Collateral" means, collectively, "Collateral" as defined in any Security Document or any other collateral pledged by any Credit Party to secure the Obligations.

            "Collateral Account" has the meaning assigned to that term in
Section 4.4(a).

            "Commercial Letter of Credit" has the meaning assigned to that term in Section 2.9(a).

            "Commitment" means, with respect to each Lender, the aggregate of the Revolving Commitment and the Swing Line Commitment (if any) of such Lender and "Commitments" means such commitments of all of the Lenders collectively.

            "Commitment Fee" has the meaning assigned to that term in Section 3.2(a).

            "Commitment Period" means the period from and including the date hereof to but not including the Revolver Termination Date.

            "Common Stock" means the common stock of Borrower, $.01 par value per share.

            "Consolidated Debt" means, at any time, the Indebtedness of Borrower and its Subsidiaries to the extent reflected on a consolidated balance sheet of Borrower prepared in accordance with GAAP.



            "Consolidated EBITDA" means, for any applicable period, the Consolidated Net Income or Consolidated Net Loss of Borrower and its Subsidiaries for such period, plus (to the extent included therein) the sum of the amounts for such period of (i) Consolidated Interest Expense, (ii) the provision for taxes based on income and foreign withholding taxes, (iii) depreciation expense and (iv) amortization expense, minus (or plus) any non-cash non-operating income (loss) for such period to the extent included in Consolidated Net Income or Consolidated Net Loss and undistributed earnings of unconsolidated affiliates.

            "Consolidated Interest Expense" means, for any period, the sum of (without duplication) (x) total interest expense of Borrower and its Subsidiaries to the extent reflected in the consolidated financial statements of Borrower, determined on a consolidated basis in accordance with GAAP, (y) total cash dividends paid on any preferred stock of Borrower and its Subsidiaries to a Person other than Borrower or any of its Subsidiaries and (z) accrued interest or dividend payments with respect to the BUCS. As used in this definition, the term "interest" shall include, without limitation, all interest and fees payable with respect to the Obligations under this Agreement (other than fees which may be capitalized as transaction costs in accordance with GAAP), all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, any discount in respect of sales of accounts receivable and/or related contract rights and the interest portion of Capitalized Lease Obligations during such period, all as determined on a consolidated basis for Borrower and its consolidated Subsidiaries in accordance with GAAP.

            "Consolidated Net Income" and "Consolidated Net Loss" mean, for any Person for any period for which such amount is being determined, the net income
(loss) of such Person and its consolidated Subsidiaries during such period determined on a consolidated basis for such period taken as a single accounting period in accordance with GAAP, provided that there shall be excluded therefrom
(i) income (or loss) of any Person (other than a consolidated Subsidiary of such Person) in which any other Person (other than such Person or any of its consolidated Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to such Person or any of its consolidated Subsidiaries by such other Person during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a consolidated Subsidiary of such Person or of any Person (other than a consolidated Subsidiary of such Person) accrued prior to the date that it is merged into or consolidated with such Person or any of its consolidated Subsidiaries or the Person's assets are acquired by such Person or any of its consolidated Subsidiaries, (iii) the income of any consolidated Subsidiary of such Person to the extent that the declaration or payment of dividends or similar distributions by that consolidated Subsidiary of the income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that consolidated Subsidiary and (iv) the net income (loss) of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition. In addition, there shall be excluded in computing Consolidated Net Income the excess (but not the deficit), if any, of (i) any gain which must be treated as an extraordinary item under GAAP or any gain realized upon the sale or other disposition of any real property or equipment that is not sold in the ordinary course of business or of any Capital Stock of the Person or a Subsidiary of the Person over (ii) any loss which must be treated as an extraordinary item under GAAP or any loss realized upon the sale or other disposition of any real property or equipment that is not sold in the ordinary course of business or of any Capital Stock of the Person or a Subsidiary of the Person.

            "Contaminant" means any material with respect to which any Environmental Law imposes a duty, obligation or standard of conduct, including without limitation any pollutant, contaminant (as those terms are defined in 42 U.S.C. section 9601(33)), toxic pollutant (as that term is defined in 33 U.S.C.
section 1362(13)), hazardous substance (as that term is defined in 42 U.S.C.
section 9601(14)), hazardous chemical (as that term is defined by 29 CFR section 1910.1200(c)), hazardous waste (as that term is defined in 42 U.S.C. section 6903(5)), or any state or local equivalent of such laws and regulations, including, without limitation, radioactive material, special waste, polychlorinated biphenyls, asbestos, petroleum, including crude oil or any petroleum-derived substance (or any fraction thereof), waste, or breakdown or decomposition product thereof, or any constituent of any such substance or waste.

            "Contractual Obligation" means, as to any Person, any provision of any Securities issued by such Person or of any indenture or credit agreement or any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound or to which it may be subject.

            "Credit Exposure" has the meaning assigned to that term in Section 12.8(b).

            "Credit Event" means the making of any Loan or the issuance of any Letter of Credit; provided, however, that the following shall not be deemed to be "Credit Events": (i) making a Refunded Swing Line Loan or (ii) a conversion or continuation of any Loan pursuant to Section 2.6 or 3.6.

            "Credit Party" means Borrower or any Subsidiary thereof which is a party to any Loan Document.

            "Customary Permitted Liens" means:

               (i) Liens for taxes not yet due and payable or which are being contested in good faith by appropriate proceedings diligently pursued, provided that provision for the payment of all such taxes has been made on the books of such Person to the extent required by GAAP;

              (ii) mechanics', processor's, materialmen's, carriers', warehousemen's, repairmen's, landlord's and similar Liens arising by operation of law and arising in the ordinary course of business and securing obligations of such Person that are not overdue for a period of more than 60 days or are being contested in good faith by appropriate proceedings diligently pursued, provided that provision for the payment of such Liens has been made on the books of such Person to the extent required by GAAP;

             (iii) Liens arising in connection with worker's compensation, unemployment insurance, old age pensions and social security benefits, provided that provision for the payment of such Liens has been made on the books of such Person to the extent required by GAAP;

              (iv)      (A)   Liens incurred or deposits made in the ordinary
course of business to secure the performance of bids, tenders, statutory obligations, fee and expense arrangements with trustees and fiscal agents (exclusive of obligations incurred in connection with the borrowing of money or the payment of the deferred purchase price of property which, in either case, constitutes Indebtedness) and (B) Liens securing surety, indemnity, performance, appeal and release bonds, provided that full provision for the payment of all such obligations has been made on the books of such Person to the extent required by GAAP;

               (v)      Permitted Real Property Encumbrances;

              (vi) attachment, judgment, levy, distraint or other similar Liens arising in connection with court or arbitration proceedings, provided the same are discharged, or that execution or enforcement thereof is stayed pending appeal, within 30 days or, in the case of any stay of execution or enforcement pending appeal, within such lesser time during which such appeal may be taken;

             (vii) leases or subleases granted to others not interfering in any material respect with the business of Borrower or any of its Subsidiaries and any interest or title of a lessor under any lease permitted by this Agreement or the Security Documents; and



            (viii) customary rights of set off, revocation, refund or chargeback under deposit agreements or under the UCC of banks or other financial institutions where Borrower maintains deposits in the ordinary course of business permitted by this Agreement and similar rights of sellers under Article 2 of the UCC.

            "Debt Agreements" has the meaning assigned to that term in Section 5.1(h).

            "Default Rate" means a variable rate per annum which shall be two percent (2%) per annum plus either (i) the then applicable interest rate hereunder in respect of the amount on which the Default Rate is being assessed or (ii) if there is no such applicable interest rate, the Base Rate in respect of the amount on which the Default Rate is being assessed, but in no event in excess of that permitted by applicable law.

            "Defaulting Lender" means any Lender with respect to which a Lender Default is in effect.

            "Deposit Account" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

            "Documents" means the Loan Documents and the Existing Credit Agreement Termination Documents.

            "Dollar" and "$" means lawful money of the United States of America.

            "Domestic Subsidiary" means any Subsidiary of Borrower that is organized under the laws of any State of the United States, the District of Columbia or any territory or possession of the United States.

            "Drawing" has the meaning set forth in Section 2.9(d)(ii).

            "Eligible Assignee" means (i) a commercial bank organized under the laws of the United States, or any State thereof, (ii) a commercial bank organized under the laws of any other country which is a member of the OECD, or a political subdivision of any such country; provided, however, that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD or the Cayman Islands, (iii) the central bank of any country which is a member of the OECD,
(iv) a finance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing, or otherwise investing in commercial loans in the ordinary course of its business, (v) an insurance company organized under the laws of the United States (or any State thereof), (vi) a savings bank or savings and loan association organized under the laws of the United States, or any State thereof,
(vii) any Lender party to this Agreement, (viii) any Affiliate of any Lender party to this Agreement, and (ix) any other Person approved by Administrative Agent and Borrower, such approval not to be unreasonably withheld; provided, however, that an Affiliate of Borrower shall not qualify as an Eligible Assignee.

            "Employee Benefit Plan" means an "employee benefit plan" as defined in Section 3(3) of ERISA, which is or has been established or maintained, or to which contributions are or have been made, by Borrower or any of its ERISA Affiliates.

            "Environmental Claim" means any investigation, notice of violation, claim, action, suit, demand, injunction, judgment, Environmental Lien, order, consent decree, penalty or fine by any Governmental Authority or any Person for any damage, response costs, personal injury (including sickness, disease or death), tangible or intangible property damage, contribution, indemnity, indirect or consequential damages, damage to the environment, nuisance, pollution, contamination or other adverse effects on the environment, human health, or natural resources, resulting from or based upon (a) the occurrence or existence of a Release or threatened Release of, or exposure to, any Contaminant in, into or onto the environment at, in, by, from or related to any real estate owned, leased or operated by Borrower or any of its Subsidiaries (the "Premises"), (b) the use, handling, generation, transportation, storage, treatment or disposal or the arrangement for treatment or disposal of Contaminants by Borrower or any of its Subsidiaries, or (c) the violation, or alleged violation, of any Environmental Laws.

            "Environmental Laws" means any and all foreign, federal, state or local laws, statutes, ordinances, codes, rules, regulations, orders, decrees, judgments, directives and cleanup or action standards, levels or objectives, all contractual obligations and all common law, in each case imposing liability or standards of conduct for or relating to the protection of health, safety or the environment, including, but not limited to, the following statutes as now written and hereafter amended: the Federal Water Pollution Control Act, as codified in 33 U.S.C. section 1251 et seq., the Clean Air Act, as codified in 42 U.S.C. section 7401 et seq., the Toxic Substances Control Act, as codified in 15 U.S.C. section 2601 et seq., the Solid Waste Disposal Act, as codified in 42 U.S.C. section 6901 et seq., the Comprehensive Environmental Response, Compensation and Liability Act, as codified in 42 U.S.C. section 9601 et seq., the Emergency Planning and Community Right-to-Know Act of 1986, as codified in 42 U.S.C. section 11001 et seq., and the Safe Drinking Water Act, as codified in 42 U.S.C. section 300f et seq., and any related regulations, as well as all state and local equivalents.

            "Environmental Lien" means a Lien in favor of any Governmental Authority for (i) any liability under Environmental Laws, or (ii) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

            "Environmental Permits" means any and all permits, licenses, certificates, authorizations or approvals of any Governmental Authority required by Environmental Laws for the business of Borrower or any Subsidiary of Borrower.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as from time to time amended.

            "ERISA Affiliate" means, with respect to any Person, any trade or business (whether or not incorporated) which, together with such Person, is under common control as described in Section 414(c) of the Code, is a member of a "controlled group", as defined in Section 414(b) of the Code, or is a member of an "affiliated service group", as defined in Section 414(m) of the Code which includes such Person. Unless otherwise qualified, all references to an "ERISA Affiliate" in this Agreement shall refer to an ERISA Affiliate of Borrower or any Subsidiary.

            "Eurodollar Loan" means any Loan which bears interest at a rate determined with reference to the Eurodollar Rate.

            "Eurodollar Rate" means the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) obtained by dividing (i) the offered quotation, if any, to first-class banks in the interbank Eurodollar market by BT for Dollar deposits of amounts in immediately available funds comparable to the principal amount of the Eurodollar Loan to be made by BT with maturities comparable to such Interest Period, determined as of approximately 10:00 A.M. (New York City time) on the Interest Rate Determination Date, by (ii) a percentage equal to 100% minus the stated maximum rate (expressed as a percentage) as prescribed by the Board of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves and all reserves required to be maintained against "Eurocurrency liabilities" as specified in Regulation D (or any successor regulation)) applicable on the first day of such Interest Period to any member bank of the Federal Reserve System in respect of Eurodollar funding or liabilities. The determination of the Eurodollar Rate by Administrative Agent shall be conclusive and binding on Borrower absent manifest error.

            "Event of Default" has the meaning assigned to that term in Section 10.1.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended and as codified in 15 U.S.C. 78a et seq., and as hereafter amended.

            "Exchangeable Stock" means any Capital Stock which is exchangeable or convertible into another security (other than Capital Stock of Borrower which is neither Exchangeable Stock nor Redeemable Stock).

            "Existing Credit Agreement" means the Amended and Restated Loan and Security Agreement, dated March 24, 1995, as amended, between the Borrower and Congress Financial Corporation (Central) and all agreements relating to such agreement, including, without limitation, all guarantees, pledge agreements and security agreements entered into in connection therewith.

            "Existing Credit Agreement Termination Documents" shall mean the documents entered into with respect to the termination of the commitments, and the reimbursement obligations with respect to any letters of credit issued, under the Existing Credit Agreement (with the exception of letters of credit outstanding on the Closing Date and being cash collateralized as provided in
Schedule 6.5(d)), the repayment of the loans thereunder, the release of all guaranties and security with respect thereto and any consents required in connection therewith.

            "Facing Agent" means BT, in its capacity as issuer of the Letters of Credit or, if BT is not Administrative Agent hereunder, such other Lender which has agreed to issue Letters of Credit hereunder and which the Borrower and the Required Lenders shall have approved, in its capacity as issuer of the Letters of Credit.

            "Federal Funds Rate" means on any one day, the rate per annum equal to the weighted average (rounded upwards, if necessary, to the nearest 1/100th of 1%) of the rate on overnight federal funds transactions with members of the Federal Reserve System only arranged by federal funds brokers, as published as of such day by the Federal Reserve Bank of New York, or, if such rate is not so published, the average of the quotations for such day on such transactions received by BT from three federal funds brokers of recognized standing selected by BT.

            "Financial Statements" has the meaning assigned to that term in
Section 5.1(p).

            "Fiscal Quarter" has the meaning assigned to that term in Section 7.13.

            "Fiscal Year" has the meaning assigned to that term in Section 7.13.

            "Foreign Pension Plan" means any plan, fund (including, without limitation, any super-annuation fund) or other similar program established or maintained outside of the United States of America by Borrower or any one or more of its Subsidiaries primarily for the benefit of employees of Borrower or such Subsidiaries residing outside the United States of America, which plan, fund, or similar program provides or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which is not subject to ERISA or the Code.

            "Foreign Subsidiary" means any Subsidiary of Borrower that (i) is incorporated under the laws of a jurisdiction other than any State of the United States, the District of Columbia or any territory or possession of the United States and (ii) maintains the major portion of its assets outside the United States.

            "GAAP" means generally accepted accounting principles in the United



States as in effect from time to time.

            "Government Acts" has the meaning assigned to that term in Section 2.9(h).

            "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of government.

            "Guarantee Obligations" means, as to any Person, without duplication, any direct or indirect obligation of such Person guaranteeing or intended to guarantee any Indebtedness, Capital Lease or operating lease, dividend or other obligation ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent:
(i) to purchase any such primary obligation or any property constituting direct or indirect security therefor; (ii) to advance or supply funds (a) for the purchase or payment of any such primary obligation, or (b) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation; or (iv) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include any endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation at any time shall be deemed to be an amount equal to the lesser at such time of (y) the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made or (z) the maximum amount for which such Person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation; or, if not stated or determinable, the maximum reasonably anticipated liability (assuming full performance) in respect thereof.

            "Indebtedness" means, as applied to any Person (without duplication):

               (i)      all indebtedness of such Person for borrowed money;

              (ii) the deferred and unpaid balance of the purchase price of assets or services (other than trade payables and other accrued liabilities incurred in the ordinary course of business that are not overdue by more than 120 days unless being contested in good faith) which purchase price is (a) due more than six months from the date of incurrence of the obligation in respect thereof or (b) evidenced by a note or a similar written instrument;

             (iii)      all Capitalized Lease Obligations;

              (iv) all indebtedness secured by any Lien on any property owned by such Person, whether or not such indebtedness has been assumed by such Person or is nonrecourse to such Person;

               (v) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money (other than such notes or drafts for the deferred purchase price of assets or services which does not constitute Indebtedness pursuant to clause (ii) above);

              (vi) indebtedness or obligations of such Person, in each case, evidenced by bonds, notes or similar instruments;

             (vii) the face amount of all letters of credit and bankers' acceptances issued for the account of such Person, and without duplication, all drafts drawn thereunder other than, in each case, commercial or standby letters of credit or the functional equivalent thereof issued in connection with performance, bid or advance payment obligations incurred in the ordinary course of business, including, without limitation, performance requirements under workers compensation, environmental or similar laws;

            (viii) all obligations of such Person under Interest Rate Agreements or Other Hedging Agreements; and

              (ix)      Guarantee Obligations of such Person.

            "Indebtedness to Remain Outstanding" has the meaning assigned to that term in Section 6.5(d).

            "Indemnified Party" has the meaning assigned to that term in Section 12.4(a).

            "Intercompany Loans" has the meaning assigned to that term in
Section 8.2(e).

            "Interest Payment Date" means (a) as to any Base Rate Loan, each Quarterly Payment Date to occur while such Loan is outstanding, (b) as to any Eurodollar Loan the last day of the Interest Period applicable thereto and (c) as to any Eurodollar Loan having an Interest Period longer than three months, at the end of each three month anniversary of the first day of the Interest Period applicable thereto; provided, however, that, in addition to the foregoing, each of (x) the date upon which both the Revolving Commitments have been terminated and the Loans have been paid in full and (y) the Revolver Termination Date shall be deemed to be an "Interest Payment Date" with respect to any interest which is then accrued hereunder.

            "Interest Period" has the meaning assigned to that term in Section 3.4.

            "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate futures contract, interest rate option contract or other similar agreement or arrangement to which Borrower or any Subsidiary is a party, designed to protect Borrower or any of its Subsidiaries against fluctuations in interest rates.

            "Interest Rate Determination Date" means with respect to any Eurodollar Loan, the second Business Day prior to the commencement of any Interest Period relating to such Eurodollar Loan.

            "Inventory" means, collectively, all goods, merchandise and other personal property wherever located, now owned or hereafter acquired by Borrower or any of its Subsidiaries of every kind or description which are held for sale or lease or are furnished or to be furnished under a contract of service or are raw materials, work-in-process or materials used or consumed or to be used or consumed in Borrower's or any of its Subsidiaries' business.

            "Investment" means, as applied to any Person, (i) any direct or indirect purchase or other acquisition by that Person of, or a beneficial interest in, Securities of any other Person, or a capital contribution by that Person to any other Person (by means of any transfer of cash or other property to such other Person or any payment for property or services for the account or use of such other Person), (ii) any direct or indirect loan or advance to any other Person (other than prepaid expenses or Accounts Receivable created or acquired in the ordinary course of business), including all Indebtedness to such Person arising from a sale of property by such Person other than in the ordinary course of its business or (iii) any purchase by that Person of all or a significant part of the assets of a business conducted by another Person (including by way of merger, consolidation or amalgamation). The amount of any Investment by any Person on any date of determination shall be the principal amount or the fair market value, as applicable, of any loan, advance or capital contribution made by such Person or the acquisition price of the gross assets acquired by such Person (including the amount of any liability assumed in connection with the acquisition by such Person to the extent such liability would be reflected on a balance sheet prepared in accordance with GAAP) plus all additional capital contributions or purchase price paid in respect thereof, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment, minus the aggregate net amount returned to such Person in cash on or with respect to such Investment, whether through returns on capital or principal payments, dividends or other distributions in respect of such Investment. Whenever the term "outstanding" is used in this Agreement with reference to an Investment, it shall take into account the matters referred to in the preceding sentence.

            "IRS" means the United States Internal Revenue Service, or any successor or analogous organization.

            "LC Commission" has the meaning assigned to that term in Section 2.9(g)(ii).

            "LC Obligations" means, at any time, an amount equal to the sum of
(a) the aggregate Stated Amount of the then outstanding Letters of Credit and
(b) the aggregate amount of Unpaid Drawings. The LC Obligation of any Lender at any time shall mean its Pro Rata Share of the aggregate LC Obligations outstanding at such time.

            "LC Participant" has the meaning assigned to that term in Section 2.9(e).

            "LC Supportable Indebtedness" means (i) obligations of Borrower or its Subsidiaries incurred in the ordinary course of business with respect to insurance obligations and workers' compensation, utility services, surety bonds, environmental requirements and other similar statutory obligations, and (ii) such other obligations of Borrower or any of its Subsidiaries as are reasonably acceptable to Administrative Agent and the respective Facing Agent and otherwise permitted to exist pursuant to the terms of this Agreement.

            "Lender" and "Lenders" have the respective meanings assigned to those terms in the introduction to this Agreement and shall include any Person that becomes a "Lender" as contemplated by Section 12.8.

            "Lender Default" means (i) the refusal (which has not been retracted) of a Lender to make available its portion of any Borrowing or to fund its portion of any unreimbursed payment under Section 2.9(f) or (ii) a Lender having notified in writing Borrower and/or Administrative Agent that it does not intend to comply with its obligations under Section 2.1 or 2.9(f), as a result of any takeover of such Lender by any regulatory authority or agency.

            "Letter of Credit" has the meaning assigned to that term in Section 2.9(a).

            "Letter of Credit Amendment Request" has the meaning assigned to that term in Section 2.9(c).

            "Letter of Credit Request" has the meaning assigned to that term in
Section 2.9(c).

            "Leverage Ratio" means, for any Adjustment Date or other date of determination, the ratio of (a) Consolidated Debt on the last day of the Fiscal Quarter most recently ended for which financial statements have been delivered (or were required to be delivered) pursuant to Section 7.1(a) or 7.1(b) to (b) Consolidated EBITDA for the four Fiscal Quarters most recently ended for which financial statements have been delivered (or were required to be delivered) pursuant to Section 7.1(a) or 7.1(b); provided, however, that for purposes of this definition, "Consolidated EBITDA" shall be calculated after giving effect on a Pro Forma Basis to each Significant Acquisition and Significant Disposition that has occurred since the beginning of the four Fiscal Quarters most recently ended up to and including the date for which the Leverage Ratio is being calculated and "Consolidated Debt" shall be calculated after giving effect to any indebtedness incurred or repaid in connection with each such Significant Acquisition or Significant Disposition.

            "Lien" means, with respect to any asset, (i) any judgment lien or execution, attachment, levy or distraint and (ii) any mortgage, pledge, hypothecation, collateral assignment, security interest, encumbrance, lien, charge or deposit arrangement (other than a deposit to a Deposit Account in the ordinary course of business and not intended as security) of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof), (iii) any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar statute other than to reflect ownership by a third party of property leased to Borrower or any of its Subsidiaries under a lease which is not in the nature of a conditional sale or title retention agreement and (iv) any sale of receivables with recourse (in whole or in part) against Borrower or any Subsidiary of Borrower.

            "Loan" means a Revolving Loan or a Swing Line Loan, as the context shall require; collectively, the "Loans."

            "Loan Documents" means, collectively, this Agreement, the Notes, each Letter of Credit, each Security Document, each Interest Rate Agreement or Other Hedging Agreement to which any Lender or any Affiliate of a Lender is a party, and all other agreements, instruments and documents executed in connection therewith, in each case as the same may at any time be amended, supplemented, restated or otherwise modified and in effect.

            "Material Adverse Effect" means a material adverse effect on (a) the business, condition (financial or otherwise), assets, liabilities, property or operations of Borrower and its Subsidiaries taken as a whole, (b) the ability of Borrower and its Subsidiaries to perform their obligations under the Loan Documents, or (c) the validity or enforceability of this Agreement or any of the Security Documents or the rights or remedies of the Collateral Agent, Administrative Agent and the Lenders hereunder or thereunder.

            "Material Subsidiary" means each Credit Party and any other Subsidiary which (on a consolidated basis with its Subsidiaries) (a) for the most recent Fiscal Year of Borrower accounted for more than 10% of Borrower's consolidated revenues or (b) as of the end of such Fiscal Year, was the owner of more than 10% of Borrower's consolidated assets, in each case as determined in accordance with GAAP and as shown on the consolidated financial statements of Borrower for such Fiscal Year.

            "Maximum Commitment" means, when used with reference to any Lender, the aggregate of such Lender's Revolving Commitment in the amount not to exceed that set forth opposite the name of such Lender on Schedule 1.1 hereto, subject to reduction from time to time in accordance with the terms of this Agreement.

            "Minimum Borrowing Amount" means, with respect to Base Rate Loans, $5,000,000, and with respect to Eurodollar Loans, $5,000,000, and with respect to Swing Line Loans, $1,000,000.

            "Moody's" means Moody's Investors Service, Inc. or any successor to the rating agency business thereof.

            "Mortgage" has the meaning assigned to that term in Section 5.1(e) and shall also include any mortgages or similar documents executed pursuant to
Section 7.12.

            "Mortgage Policies" has the meaning assigned to that term in Section 5.1(e) and shall also include any mortgage policies or similar documents executed pursuant to Section 7.12.

            "Mortgaged Property" has the meaning assigned to that term in
Section 5.1(e) and shall also include any real property subject to a Mortgage pursuant to Section 7.12.

            "Multiemployer Plan" means any plan described in Section 4001(a)(3) of ERISA to which contributions are or have, within the preceding six years, been made, or are or were, within the preceding six years, required to be made, by Borrower or any of its ERISA Affiliates.

            "Net Offering Proceeds" means the proceeds received from the issuance of any Capital Stock (other than Redeemable Stock or Exchangeable Stock) net of the actual liabilities for reasonably anticipated taxes in connection with such issuance, if any, any underwriting, brokerage and other customary selling commissions incurred in connection with such issuance, and reasonable legal, advisory and other fees and expenses, including title and recording tax expenses, if any, incurred in connection with such issuance.

            "Net Sale Proceeds" means, with respect to any Asset Disposition, the fair market value of the aggregate proceeds received or constructively received by Borrower and/or its Subsidiaries, directly or indirectly, from such Asset Disposition minus the direct costs and expenses incurred in connection therewith (including in the case of any Asset Disposition, the payment of the outstanding principal amount of, premium, if any, and interest on any Indebtedness (other than Indebtedness under this Agreement) which is required to be repaid as a result of such Asset Disposition (unless and to the extent the proceeds constitute proceeds from the sale or other disposition of Collateral)), and any provision for taxes in respect thereof made in accordance with GAAP.
Any proceeds received in a currency other than Dollars shall, for purposes of the calculation of the amount of Net Sale Proceeds, be in an amount equal to the Dollar equivalent thereof as of the date of receipt thereof by Borrower or any Subsidiary of Borrower. The fair market value of any non-cash consideration received by Borrower or any Subsidiary in connection with an Asset Disposition shall be determined in good faith by the senior management or the Board of Directors of Borrower, which, in the case of an Asset Disposition involving non-cash consideration having a fair market value in excess of $5,000,000, shall be evidenced by a certificate of a Responsible Officer of Borrower which is delivered to Administrative Agent on or prior to the date such Asset Disposition is consummated.

            "Non-Defaulting Lender" means each Lender which is not a Defaulting Lender.

            "Non-OECD Foreign Subsidiary" means a Foreign Subsidiary that is not an OECD Foreign Subsidiary.

            "Note" means any of the Revolving Notes or the Swing Line Note, and "Notes" means all of such Notes collectively.

            "Notice Address" has the meaning assigned to that term in Section
2.5.

            "Notice of Borrowing" has the meaning assigned to that term in
Section 2.5.

            "Notice of Conversion or Continuation" has the meaning assigned to that term in Section 2.6.

            "Notice Office" means the office of Administrative Agent located at One Bankers Trust Plaza, New York, New York 10006, or such other office as Administrative Agent may designate to Borrower and the Lenders from time to time.

            "Obligations" means all liabilities and obligations of Borrower and any Subsidiary of Borrower now or hereafter arising under this Agreement and/or any of the other Loan Documents, whether for principal, interest, fees, expenses, indemnities or otherwise, and whether primary, secondary, direct, indirect, contingent, fixed or otherwise (including obligations of performance).

            "OECD" means the Organization for Economic Cooperation and Development.



            "OECD Foreign Subsidiary" means a Foreign Subsidiary that is organized under the laws of any country that is a member of the OECD.

            "Organizational Documents" means, with respect to any Person, such Person's articles or certificate of incorporation, bylaws, partnership agreement, joint venture agreement or other similar governing documents and any document setting forth the designation, amount and/or relative rights, limitations and preferences of any class or series of such Person's Capital Stock.

            "Other Hedging Agreement" means any foreign exchange contract, currency swap agreement, futures contract, commodity agreement, option contract, synthetic cap or other similar agreement to which Borrower or any Subsidiary is a party, designed to protect Borrower or any of its Subsidiaries against fluctuations in currency values.

            "Participants" has the meaning assigned to that term in Section 12.8(b).

            "Payment Office" has the meaning assigned to that term in Section
2.7.

            "PBGC" means the Pension Benefit Guaranty Corporation created by
Section 4002(a) of ERISA.

            "Permitted Acquisition" means the acquisition by Borrower or any of its Subsidiaries of assets constituting a business, division or product line of any Person (other than a Subsidiary of Borrower) engaged in a line of business which is reasonably related to the business engaged in by Borrower and its Subsidiaries as of the date hereof, or the Capital Stock of any Person engaged in such line of business (provided that, after giving effect to such acquisition, such Person is a Subsidiary of Borrower), in each case in accordance with the requirements of this Agreement.

            "Permitted Liens" has the meaning assigned to that term in Section 8.1.

            "Permitted Real Property Encumbrances" means (i) those liens, encumbrances and other matters affecting title to any Mortgaged Property listed in the Mortgage Policies in respect thereof and as of the date of delivery of such Mortgage Policies to Administrative Agent in accordance with the terms hereof, reasonably acceptable to Administrative Agent, (ii) as to any particular Mortgaged Property at any time, such minor or customary easements, encroachments, covenants, rights of way, minor defects, irregularities or encumbrances on title which do not arise out of the incurrence of any Indebtedness and which do not materially impair the use of such Mortgaged Property for the purpose for which it is held by the mortgagor thereof, or the Lien granted to the Collateral Agent, (iii) municipal and zoning ordinances, provided that no violation exists thereunder that could materially impair the use of the existing improvements and the present use made by the mortgagor thereof of the Premises (as defined in the respective Mortgage), (iv) general real estate taxes and assessments not yet delinquent or which are being contested in good faith by appropriate proceedings diligently pursued, provided that provision for the payment of all such taxes and assessments has been made on the books of Borrower and its Subsidiaries to the extent required by GAAP, and (v) such other minor or customary liens or encumbrances as Administrative Agent may consent to.

            "Person" means an individual or a corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

            "Plan" means any plan described in Section 4021(a) of ERISA and not excluded pursuant to Section 4021(b) thereof, which is or has, within the preceding six years, been established or maintained, or to which contributions are or have, within the preceding six years, been made, by Borrower or any of its ERISA Affiliates, but not including any Multiemployer Plan.

            "Plan Administrator" has the meaning assigned to the term "administrator" in Section 3(16)(A) of ERISA.

            "Plan Sponsor" has the meaning assigned to the term "plan sponsor" in Section 3(16)(B) of ERISA.

            "Pledge Agreement" means, once executed and delivered, the pledge agreement delivered pursuant to Section 5.1(d) (i).

            "Pledged Securities" means all of the Pledged Securities as defined in the Pledge Agreement.

            "Premises" has the meaning provided in the definition of the term "Environmental Claim" in this Section 1.1.

            "Pro Forma Basis" means, with respect to the making of a Restricted Payment or the consummation of a Significant Acquisition or a Significant Disposition (including, without limitation, the incurrence or repayment of indebtedness in connection therewith), the calculation of the consolidated results of the Borrower and its Subsidiaries otherwise determined in accordance with this Agreement as if the respective Restricted Payment, Significant Acquisition or Significant Disposition (and all other Restricted Payments made or Significant Acquisitions or Significant Dispositions effected during the respective Calculation Period or thereafter and on or prior to the date of determination) (each such date, a "Determination Date") had been effected on the first day of the respective Calculation Period; provided that all such calculations shall take into account the following assumptions:

                  (i) pro forma effect shall be given to all Restricted Payments, Significant Acquisitions and Significant Dispositions that occur during such Calculation Period or thereafter and on or prior to the Determination Date (including any indebtedness assumed, incurred or repaid in connection therewith) as if they had occurred on the first day of such Calculation Period;

                  (ii) in the case of any Significant Acquisition, interest expense attributable to interest on any indebtedness (whether existing or being incurred) bearing a floating interest rate shall be computed as if the rate in effect on the date of computation had been the applicable rate for the entire period;

                  (iii) pro forma calculations performed in connection with Significant Acquisitions shall not take into consideration cost savings or revenue increases projected to result from the combined operations of Borrower or any of its Subsidiaries and the business or Person being acquired; and

                  (iv) except as otherwise expressly provided in the foregoing clauses (i) through (iii), pro forma calculations with respect to Significant Acquisitions shall be made in accordance with
      Article 11 of Regulation S X under the Securities Act of 1933 or any successor provision.

            "Pro Forma Transactions" means the February 15, 1996 acquisition by Borrower of the IMI Titanium business from IMI Plc and the October 1, 1996 acquisition by Borrower of all of the assets of Axel Johnson Metals, Inc. ("AJM"), including AJM's 50% partnership interest in Titanium Hearth Technologies.

            "Pro Rata Share" means, when used with reference to any Lender and any described aggregate or total amount, an amount equal to the result obtained by multiplying such described aggregate or total amount by a fraction the numerator of which shall be such Lender's Maximum Commitment and the denominator of which shall be the Total Commitment or, if no Commitments are then outstanding, such Lender's aggregate Loans to the total Loans and Obligations hereunder.

            "Projections" has the meaning assigned to that term in Section
6.5(e).

            "Qualified Domestic Subsidiary" means a Domestic Subsidiary of Borrower (i) that is a Subsidiary Guarantor, (ii) whose Capital Stock owned by Borrower and its Subsidiaries is pledged to Collateral Agent for the benefit of the Secured Creditors and (iii) that has executed such Security Documents as shall have been requested by Administrative Agent.

            "Quarterly Payment Date" means the last Business Day of each Fiscal Quarter of Borrower.

            "Recovery Event" means the receipt by Borrower or any of its Subsidiaries (or any of their respective Affiliates) of any insurance or condemnation proceeds payable (i) by reason of any theft, physical destruction or damage or any other similar event with respect to any properties or assets of Borrower or any of its Subsidiaries, (ii) by reason of any condemnation, taking, seizing or similar event with respect to any properties or assets of Borrower or any of its Subsidiaries and (iii) under any policy of insurance required to be maintained under Section 7.8.

            "Redeemable Stock" means any Capital Stock that by its terms or otherwise is required to be redeemed on or prior to the first anniversary of the Revolver Termination Date (as the same may be extended pursuant to the terms hereof) or is redeemable at the option of the holder thereof at any time on or prior to the first anniversary of such Revolver Termination Date.

            "Refunded Swing Line Loans" has the meaning assigned to that term in
Section 2.1(b)(ii).

            "Regulation D" means Regulation D of the Board as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

            "Reinvestment Plan" has the meaning assigned to that term in Section 4.4(c).

            "Release" means any release, spill, emission, leaking, pumping, pouring, emptying, dumping, injection, deposit, disposal, discharge, dispersal, escape, leaching or migration into the environment (including the abandonment or discarding of barrels, containers, and other closed receptacles containing contaminants) or into or out of any property of Borrower or its Subsidiaries, including any location to which Borrower or any Subsidiary has transported or arranged for the transportation of any Contaminant, including the movement of Contaminants through or in the air, soil, surface water, groundwater or property of Borrower or its Subsidiaries, including any location to which Borrower or any Subsidiary has transported or arranged for the transportation of any Contaminant.

            "Replaced Lender" has the meaning assigned to that term in Section 3.7.
            "Replacement Lender" has the meaning assigned to that term in
Section 3.7.

            "Reportable Event" means a "reportable event" described in Section 4043(c) of ERISA or in the regulations thereunder with respect to a Plan, the filing of a notice of intent to terminate a Plan, the termination of a Plan, any event requiring disclosure under Section 4063(a) or 4062(e) of ERISA, receipt of a notice of withdrawal liability with respect to a Multiemployer Plan pursuant to Section 4202 of ERISA or receipt of a notice of reorganization or insolvency with respect to a Multiemployer Plan pursuant to Section 4242 or 4245 of ERISA.



            "Required Lenders" means Non-Defaulting Lenders the sum of whose Revolving Commitments (or, if after the Total Commitment has been terminated, outstanding Revolving Loans and Pro Rata Share of outstanding Swing Line Loans and LC Obligations) constitute greater than 50% of the sum of the Total Commitment less the aggregate Revolving Commitments of Defaulting Lenders (or, if after the Total Commitment has been terminated, the total outstanding Revolving Loans of Non-Defaulting Lenders and the aggregate Pro Rata Share of all Non-Defaulting Lenders of the total outstanding Swing Line Loans and LC Obligations at such time).

            "Requirement of Law" means, as to any Person, any law (including common law), treaty, rule or regulation or judgment, decree, determination or award of an arbitrator or a court or other Governmental Authority, including without limitation, any Environmental Law, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

            "Response Action" has the meaning set forth in Section 101(25) of the Comprehensive Environmental Response, Compensation and Liability Act, 42 USC
section 9601(25), and further includes any corrective action that may be required under the Solid Waste Disposal Act, 42 USC section 6901 et seq. and any analogous state law.

            "Responsible Officer" means any of the Chairman or Vice Chairman of the Board of Directors, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President or the Treasurer of Borrower or its Subsidiaries, as applicable; unless otherwise expressly stated, a "Responsible Officer" shall be a Responsible Officer of Borrower.

            "Restricted Payment" has the meaning assigned to that term in
Section 8.4.

            "Revolver Termination Date" means July 30, 2002 or such earlier date as the Revolving Commitments shall have been terminated or otherwise reduced to $0 pursuant to this Agreement.

            "Revolving Commitment" means, with respect to any Lender, the obligation of such Lender to make Revolving Loans and to participate in Letters of Credit and Swing Line Loans, as such commitment may be reduced from time to time pursuant to this Agreement, which commitment as of the date hereof is the amount set forth opposite such lender's name on Schedule 1.1 hereto under the caption "Amount of Revolving Commitment" as the same may be adjusted from time to time pursuant to the terms hereof; and "Revolving Commitments" means such commitments collectively, which commitments equal $200,000,000 in the aggregate as of the date hereof.

            "Revolving Loan" and "Revolving Loans" have the meanings given in
Section 2.1(a).

            "Revolving Note" has the meaning assigned to that term in Section 2.2(a).

            "Sale and Leaseback Transaction" means any arrangement, directly or indirectly, whereby a seller or transferor shall sell or otherwise transfer any real or personal property and then or thereafter lease, or repurchase under an extended purchase contract, conditional sales or other title retention agreement, the same or similar property.

            "SEC" means the Securities and Exchange Commission or any successor thereto.

            "Secured Creditors" means Administrative Agent, the Facing Agent, the Lenders and the other secured parties under the Security Documents.

            "Securities" means any stock, shares, voting trust certificates, bonds, debentures, options, warrants, notes, or other evidences of indebtedness,



secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Security Agreement" has the meaning assigned to that term in
Section 5.1(c).

            "Security Documents" means, collectively the Security Agreement, the Subsidiary Guaranty, the Pledge Agreement, the U.K. Pledge Agreement, the Mortgages and all other agreements, assignments, security agreements, instruments and documents executed in connection therewith or herewith in order to secure the Obligations, in each case as the same may at any time be amended, supplemented, restated or otherwise modified and in effect. For purposes of this Agreement, "Security Documents" shall also include all guaranties, security agreements, mortgages, pledge agreements, collateral assignments, subordination agreements and other collateral documents in the nature of any thereof entered into by Borrower or any Subsidiary of Borrower after the date of this Agreement in favor of the Collateral Agent, for the benefit of the Secured Creditors, in order to secure the Obligations in satisfaction of the requirements of this Agreement, including, without limitation, the Additional Security Documents.

            "Significant Acquisition" means any Permitted Acquisition or series of related Permitted Acquisitions for which the total consideration (including, without limitation, Acquired Debt) is equal to or greater than $25 million.

            "Significant Disposition" means any Asset Disposition or series of related Asset Dispositions for which the total consideration (including, without limitation, the assumption of Indebtedness by the transferee) is equal to or greater than $25 million.

            "Simmons" means Harold C. Simmons.

            "Simmons Trust" means any trust established for the benefit of Harold C. Simmons or members of his family or both.

            "Simmons Trust Beneficiaries and Trustees" means trustees, acting in such capacity, or beneficiaries of a Simmons Trust to the extent of the beneficial interest therein and for so long as such Simmons Trust exists.

            "Solvent" means, when used with respect to any Person, that (i) the fair salable value of its assets is in excess of the total amount of its liabilities (including for purposes of this definition all liabilities, whether or not reflected on a balance sheet prepared in accordance with GAAP, and whether direct or indirect, fixed or contingent, disputed or undisputed); (ii) it is able to pay its debts or obligations in the ordinary course as they mature; and (iii) it has capital sufficient to carry on its business and all business in which it is about to engage.

            "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor to the rating agency business thereof.

            "Standby Letter of Credit" has the meaning set forth in Section 2.9(a).

            "Stated Amount" or "Stated Amounts" means the stated or face amount of a Letter of Credit to the extent available at the time for drawing (subject to presentment of all requisite documents), as the same may be increased or decreased from time to time in accordance with the terms of such Letter of Credit. For purposes of calculating the Stated Amount of any Letter of Credit at any time:



                  (i) any increase in the Stated Amount of any Letter of Credit by reason of any amendment to any Letter of Credit shall be deemed effective under this Agreement as of the date the Facing Agent actually issues an amendment purporting to increase the Stated Amount of such Letter of Credit, whether or not the Facing Agent receives the consent of the Letter of Credit beneficiary or beneficiaries to the amendment, except that if Borrower has required that the increase in Stated Amount be given effect as of an earlier date and the Facing Agent issues an amendment to that effect, then such increase in Stated Amount shall be deemed effective under this Agreement as of such earlier date requested by Borrower; and

                  (ii) any reduction in the Stated Amount of any Letter of Credit by reason of any amendment to any Letter of Credit shall be deemed effective under this Agreement as of the later of (x) the date the Facing Agent actually issues an amendment purporting to reduce the Stated Amount of such Letter of Credit, whether or not the amendment provides that the reduction be given effect as of an earlier date, and (y) the date the Facing Agent receives the written consent (including by telex or facsimile transmission) of the Letter of Credit beneficiary or beneficiaries to such reduction, whether such written consent must be dated on or after the date of the amendment issued by the Facing Agent purporting to effect such reduction.

            "Subsidiary" of any Person means any corporation, partnership (limited or general), limited liability company, trust or other entity of which a majority of the stock (or equivalent ownership or controlling interest) having voting power to elect a majority of the board of directors (if a corporation) or to select the trustee or equivalent controlling interest, shall, at the time such reference becomes operative, be directly or indirectly owned or controlled by such Person or one or more of the other subsidiaries of such Person or any combination thereof. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a direct or indirect Subsidiary or Subsidiaries of Borrower. Notwithstanding the foregoing, TiPro shall not be considered a Subsidiary of Borrower for so long as the total outstanding Investment by Borrower and its Subsidiaries in TiPro is less than $5,000,000.

            "Subsidiary Guaranty" has the meaning assigned to that term in
Section 5.1(b).

            "Subsidiary Guarantor" means each of the Domestic Subsidiaries of Borrower indicated on Schedule 6.15 (other than Valtimet, Inc. and TIMET Capital Trust I), and each other Subsidiary that becomes a party to a guaranty agreement as contemplated in Section 7.12(b).

            "Swing Line Commitment" of the Swing Line Lender at any date, means the obligation of the Swing Line Lender to make Swing Line Loans pursuant to
Section 2.1(b) in the amount referred to therein.

            "Swing Line Lender" means BT, in its capacity as the maker of Swing Line Loans.

            "Swing Line Loans" has the meaning assigned to that term in Section 2.1(b).

            "Swing Line Loan Participation Certificate" means a certificate, substantially in the form of Exhibit 2.1(b).

            "Swing Line Note" has the meaning assigned to that term in Section 2.2(a).

            "Taxes" has the meaning assigned to that term in Section 4.7(a).

            "TiPro" means a limited liability company, corporation or limited partnership to be formed after the Closing Date with one or more joint venture partners for the purpose of developing, manufacturing and marketing titanium products, and any successor entity.

            "Total Available Revolving Commitment" means, at the time any determination thereof is made, the sum of the respective Available Revolving Commitments of the Lenders at such time.

            "Total Commitment" means, at the time any determination thereof is made, the sum of the Revolving Commitments at such time.

            "Transferee" has the meaning assigned to that term in Section
12.8(d).

            "Type" means, as to any Loan, its nature as a Base Rate Loan or a Eurodollar Loan.

            "UCC" means the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

            "U.K. Pledge Agreement"  has the meaning assigned to that term in
Section 5.1(d)(ii).

            "Unmatured Event of Default" means an event, act or occurrence which with the giving of notice or the lapse of time (or both) would become an Event of Default.

            "Unpaid Drawing" has the meaning set forth in Section 2.9(d).

            "Unrestricted Consolidated Cash" means Cash or Cash Equivalents owned by the Borrower or any of its Subsidiaries free and clear of all Liens and other encumbrances or restrictions of any kind, including, without limitation, the encumbrances and restrictions described in Section 6.15(c) (but excluding, prior to the exercise thereof, customary rights of offset contained in any deposit agreement with a depository which are not related to Indebtedness).

            "Valtimet Shareholders' Agreement" means that certain Shareholders' Agreement dated March 25, 1997 between Borrower and Valinox Welded S.A.

            "Voting Securities" means any class of Capital Stock of a Person pursuant to which the holders thereof have, at the time of determination, the general voting power under ordinary circumstances to vote for the election of directors, managers, trustees or general partners of such Person (irrespective of whether or not at the time any other class or classes will have or might have voting power by reason of the happening of any contingency).

            "Wholly-Owned Domestic Subsidiary" means a Domestic Subsidiary that is a Wholly-Owned Subsidiary.

            "Wholly-Owned Qualified Domestic Subsidiary" means a Qualified Domestic Subsidiary that is a Wholly-Owned Subsidiary.

            "Wholly-Owned Subsidiary" means, with respect to any Person, a corporation, partnership or other entity of which (a) 100% of the common capital stock or other ownership interests of such corporation, partnership or other entity or (b) more than 95% of the common capital stock or other ownership interests of such corporation, partnership or other entity where the portion of the common capital stock or other ownership interests not held by such Person is held by other Persons to satisfy applicable legal requirements, is owned, directly or indirectly, by such Person.

            "written" or "in writing" means any form of written communication or a communication by means of telecopier device or authenticated telex, telegraph or cable.

            The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. The words "herein," "hereof" and words of similar import as used in this Agreement shall refer to this Agreement as a whole and not to any particular provision in this Agreement. References to "Articles", "Sections", "paragraphs", "Exhibits" and "Schedules" in this Agreement shall refer to Articles, Sections, paragraphs, Exhibits and Schedules of this Agreement unless otherwise expressly provided; references to Persons include their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such persons; and all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.

            1.2 Accounting Terms; Financial Statements. All accounting terms used herein but not expressly defined in this Agreement shall have respective meanings given to them in accordance with GAAP in effect on the date hereof in the United States of America. Except as otherwise expressly provided herein, all computations and determinations for purposes of determining compliance with the financial requirements of this Agreement shall be made in accordance with GAAP in effect in the United States of America on the date hereof and on a basis consistent with the presentation of the financial statements and projections delivered pursuant to, or otherwise referred to in, Sections 6.5(a) and 6.5(e). Notwithstanding the foregoing sentence, the financial statements required to be delivered pursuant to Section 7.1 shall be prepared in accordance with GAAP in the United States of America as in effect on the respective dates of their preparation.
            1.3 Schedules. Borrower's inclusion of information on one or more Schedules is for disclosure purposes only and should not be construed to imply that any such matters, individually or in the aggregate, could have a Material Adverse Effect.



                                   ARTICLE II

                           AMOUNT AND TERMS OF CREDIT

            2.1   The Commitments.

            (a) Revolving Loans. Each Revolving Lender, severally and for itself alone, hereby agrees, on the terms and subject to the conditions hereinafter set forth and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, to make loans to Borrower on a revolving basis from time to time during the Commitment Period, in an amount not to exceed its Pro Rata Share of the Total Available Revolving Commitment (each such loan by any Lender, a "Revolving Loan" and collectively, the "Revolving Loans"). All Revolving Loans comprising the same Borrowing hereunder shall be made by the Lenders simultaneously and in proportion to their respective Revolving Commitments. Prior to the Revolver Termination Date, Revolving Loans may be repaid and reborrowed by Borrower in accordance with the provisions hereof and, except as otherwise specifically provided herein, all Revolving Loans comprising the same Borrowing shall at all times be of the same Type.

            (b)   Swing Line Loans.

                  (i) Swing Line Commitment. Subject to the terms and conditions hereof, the Swing Line Lender in its individual capacity agrees to make swing line loans ("Swing Line Loans") to Borrower on any Business Day from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding not to exceed $10,000,000; provided, however, that in no event may the amount of any Borrowing of Swing Line Loans (A) exceed the Total Available Revolving Commitment immediately prior to such Borrowing (after giving effect to the use of proceeds thereof) or (B) cause the outstanding Revolving Loans of any Lender, when added to such Lender's Pro Rata Share of the then outstanding Swing Line Loans and Pro Rata Share of the aggregate LC Obligations (exclusive of Unpaid Drawings relating to LC Obligations which are repaid with the proceeds of, and simultaneously with the incurrence of, Revolving Loans or Swing Line Loans) to exceed such Lender's Revolving



Commitment. Amounts borrowed by Borrower under this Section 2.1(b)(i) may be repaid and, prior to but excluding the Revolver Termination Date, reborrowed. The Swing Line Loans shall be made in Dollars and maintained as Base Rate Loans and, notwithstanding Section 2.6, shall not be entitled to be converted into any other Type of Loan.

                  (ii) Refunding of Swing Line Loans. The Swing Line Lender, at any time in its sole and absolute discretion, may on behalf of Borrower (which hereby irrevocably appoints the Swing Line Lender to so act on its behalf) notify each Lender (including the Swing Line Lender) to make a Revolving Loan in an amount equal to such Lender's Pro Rata Share of the principal amount of the Swing Line Loans (the "Refunded Swing Line Loans") outstanding on the date such notice is given, provided, however, that such notice shall be deemed to have automatically been given upon the occurrence of an Event of Default under Sections 10.1(e) or 10.1(f) or upon the occurrence of a Change of Control. Unless any of the events described in Sections 10.1(e) or 10.1(f) shall have occurred (in which event the procedures of Section 2.1(b)(iii) shall apply) and regardless of whether the conditions precedent set forth in this Agreement to the making of a Revolving Loan are then satisfied, each Lender shall make the proceeds of its Revolving Loan available to the Swing Line Lender at the Payment Office prior to 11:00 A.M., New York City time, in funds immediately available on the Business Day next succeeding the date such notice is given. The proceeds of such Revolving Loans shall be applied immediately to repay the Refunded Swing Line Loans.

                  (iii) Participation in Swing Line Loans. If, prior to refunding a Swing Line Loan with a Revolving Loan pursuant to Section 2.1(b)(ii), one of the events described in Sections 10.1(e) or 10.1(f) shall have occurred, or if for any other reason a Revolving Loan cannot be made pursuant to Section 2.1(b)(ii), then, subject to the provisions of Section 2.1(b)(iv) below, each Lender will, on the date such Revolving Loan was to have been made, purchase (without recourse or warranty) from the Swing Line Lender an undivided participation interest in the Swing Line Loan in an amount equal to its Pro Rata Share of such Swing Line Loan. Upon request, each Lender will immediately transfer to the Swing Line Lender, in immediately available funds, the amount of its participation and upon receipt thereof the Swing Line Lender will deliver to such Lender a Swing Line Loan Participation Certificate dated the date of receipt of such funds and in such amount.

                  (iv) Lenders' Obligations Unconditional. Each Lender's obligation to make Revolving Loans for the purpose of refunding Swing Line Loans in accordance with Section 2.1(b)(ii) and to purchase participating interests in Swing Line Loans in accordance with Section 2.1(b)(iii) above shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of any Event of Default or Unmatured Event of Default; (C) any adverse change in the condition (financial or otherwise) of Borrower or any other Person; (D) any breach of this Agreement by Borrower or any other Person; (E) any inability of Borrower to satisfy the conditions precedent to borrowing set forth in this Agreement on the date upon which such participating interest is to be purchased; or (F) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If any Lender does not make available to the Swing Line Lender the amount required pursuant to Section 2.1(b)(ii) or (iii) above, as the case may be, the Swing Line Lender shall be entitled to recover such amount on demand from such Lender, together with interest thereon for each day from the date of non-payment until such amount is paid in full at the Federal Funds Rate for the first two Business Days and at the Base Rate thereafter. Notwithstanding the foregoing provisions of this Section 2.1(b)(iv), no Lender shall be required to make a Revolving Loan to Borrower for the purpose of refunding a Swing Line Loan pursuant to Section 2.1(b)(ii) above or to purchase a participating interest in a Swing Line Loan pursuant to Section 2.1(b)(iii) if an Event of Default or Unmatured Event of Default has occurred and is continuing and, prior to the making by the Swing Line Lender of such Swing Line Loan, the Swing Line Lender has received written notice from such



Lender specifying that such Event of Default or Unmatured Event of Default has occurred and is continuing, describing the nature thereof and stating that, as a result thereof, such Lender shall cease to make such Refunded Swing Line Loans and purchase such participating interests, as the case may be; provided, however, that the obligation of such Lender to make such Refunded Swing Line Loans and to purchase such participating interests shall be reinstated upon the earlier to occur of (y) the date upon which such Lender notifies the Swing Line Lender that its prior notice has been withdrawn and (z) the date upon which the Event of Default or Unmatured Event of Default specified in such notice no longer is continuing.

            2.2   Notes.   Borrower's obligation to pay the principal of and
interest on all the Loans made to it by each Lender shall be evidenced, (x) if Revolving Loans, by a promissory note (each, a "Revolving Note" and, collectively, the "Revolving Notes") duly executed and delivered by Borrower substantially in the form of Exhibit 2.2(a)-1 hereto, with blanks appropriately completed in conformity herewith and (y) if Swing Line Loans, by a promissory note (each, a "Swing Line Note" and, collectively, the "Swing Line Notes") duly executed and delivered by Borrower substantially in the form of Exhibit 2.2(a)-2 hereto, with blanks appropriately completed in conformity herewith.

            (a) Provisions of the Revolving Notes. The Revolving Note issued to each Revolving Lender shall (A) be executed by Borrower, (B) be payable to the order of such Lender and be dated the Closing Date (except with respect to Revolving Notes issued after an assignment in accordance with Section 12.8, in which case such Revolving Notes shall be dated as of the assignment effective date) , (C) be in a stated principal amount equal to the Revolving Commitment of such Revolving Lender and be payable in the aggregate principal amount of the Revolving Loans of such Revolving Lender evidenced thereby, (D) mature, with respect to each Revolving Loan evidenced thereby, on the Revolver Termination Date, (E) be subject to mandatory prepayment as provided in Section 4.4, and voluntary prepayment as provided in Section 4.3 (F) bear interest as provided in the appropriate clause of Section 3.1 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby and (G) be entitled to the benefits of this Agreement and the other applicable Loan Documents. Each Lender is hereby authorized to record the date, Type and amount of each Revolving Loan made by such Lender, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, on the schedule annexed to and constituting a part of its Revolving Note (or otherwise on the records of such Lender), and any such recordation shall (in the absence of manifest error) constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the failure of a Lender to make any such recordation on its Revolving Note shall not affect the obligations of Borrower or any Subsidiary Guarantor thereunder or under this Agreement.

            (b) Provisions of the Swing Line Note. The Swing Line Note issued to the Swing Line Lender shall (A) be executed by Borrower, (B) be payable to the order of the Swing Line Lender or its registered assigns and be dated the Closing Date, (C) be in a stated principal amount equal to the Swing Line Commitment and be payable in the aggregate principal amount of the Swing Line Loans evidenced thereby, (D) mature, with respect to each Swing Line Loan evidenced thereby, on the Revolver Termination Date, (E) be subject to mandatory prepayment as provided in Section 4.4 and voluntary prepayment as provided in
Section 4.3, (F) bear interest as provided in Section 3.1 in respect of the Base Rate Loan evidenced thereby and (G) be entitled to the benefits of this Agreement and the other applicable Loan Documents. The Swing Line Lender is hereby authorized to record the borrowing date, the amount of each Swing Line Loan, and the date and amount of each payment or prepayment of principal thereof, on the schedule annexed to and constituting a part of the Swing Line Note (or otherwise on the records of the Swing Line Lender) and, in the absence of manifest error, any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded ; provided, however, that the failure of the Swing Line Lender to make such recordation (or any error in such recordation) shall not affect the obligations of Borrower or any Subsidiary



Guarantor hereunder or under the Swing Line Note.

            2.3 Minimum Amount of Each Borrowing; Maximum Number of Borrowings. The aggregate principal amount of each Borrowing by Borrower hereunder shall be not less than (i) in the case of a Base Rate Loan, $5,000,000, and, if greater, shall be in integral multiples of $1,000,000 above such minimum (or, if less, the then Total Available Revolving Commitment) and
(ii) in the case of a Eurodollar Loan, $5,000,000, and, if greater, shall be in integral multiples of $1,000,000 above such minimum and (iii) in the case of a Swing Line Loan, $1,000,000 or an integral multiple thereof; provided, however, that any Borrowing of Revolving Loans to be used solely to pay the aggregate amount of Swing Line Loans then outstanding may be in the aggregate outstanding principal amount of such Swing Line Loans. More than one Borrowing may be incurred on any date; provided that at no time shall there be outstanding more than 10 Borrowings of Eurodollar Loans.

            2.4 Borrowing Options. The Revolving Loans shall, at the option of Borrower except as otherwise provided in this Agreement, be (i) Base Rate Loans,
(ii) Eurodollar Loans, or (iii) part Base Rate Loans and part Eurodollar Loans. As to any Eurodollar Loan, any Lender may, if it so elects, fulfill its commitment by causing a foreign branch or affiliate to make or continue such Loan; provided that in such event such Lender's Pro Rata Share of the Loan shall, for the purposes of this Agreement, be considered to have been made by such Lender and the obligation of Borrower to repay such Lender's Pro Rata Share of the Loan shall nevertheless be to such Lender and shall be deemed held by such Lender, for the account of such branch or affiliate; provided further, that the Borrower shall not be required to increase the amount payable to such Lender pursuant to Section 4.7(a) in excess of the amount that it would have been required to pay had such Lender not fulfilled its Commitment by causing such foreign branch or affiliate to make or continue such Loan. The Swing Line Loans shall be Base Rate Loans and shall not be entitled to be converted into any other Type of Loan.

            2.5 Notice of Borrowing. Whenever Borrower desires to make a Borrowing of any Revolving Loan hereunder, it shall give Administrative Agent at its office located at One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006 (or such other address as Administrative Agent may hereafter designate in writing to the parties hereto) (the "Notice Address") at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing), given not later than 11:00 A.M. (New York City time) of each Base Rate Loan, and at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing), given not later than 1:00 P.M. (New York City time), of each Eurodollar Loan to be made hereunder; provided, however, that a Notice of Borrowing with respect to Borrowings to be made on the date hereof may, at the discretion of Administrative Agent, be delivered later than the time specified above. Whenever Borrower desires that Swing Line Lender make a Swing Line Loan under Section 2.1(b), it shall deliver to Swing Line Lender prior to 11:00 A.M. (New York City time) on the date of Borrowing written notice (or telephonic notice promptly confirmed in writing). Each such notice (each a "Notice of Borrowing"), which shall be substantially in the form of Exhibit 2.5 hereto, shall be irrevocable, shall be deemed a representation by Borrower that all conditions precedent to such Borrowing have been satisfied and shall specify
(i) the aggregate principal amount of the Loans to be made pursuant to such Borrowing, (ii) the date of Borrowing (which shall be a Business Day) and (iii) whether the Loans being made pursuant to such Borrowing, if Revolving Loans, are to be Base Rate Loans, Eurodollar Loans or a combination thereof and, with respect to Eurodollar Loans, the Interest Period to be applicable thereto. Administrative Agent shall as promptly as practicable give each Lender written or telephonic notice (promptly confirmed in writing) of each proposed Borrowing (other than Borrowings of Swing Line Loans), of such Lender's Pro Rata Share thereof and of the other matters covered by the Notice of Borrowing. Without in any way limiting Borrower's obligation to confirm in writing any telephonic notice, Administrative Agent or the Swing Line Lender (in the case of Swing Line Loans) or the Facing Agent (in the case of Letters of Credit) may act without liability upon the basis of telephonic notice believed by Administrative Agent in good faith to be from a Responsible Officer of Borrower prior to receipt of written confirmation. Administrative Agent's records shall, absent manifest error, be final, conclusive and binding on Borrower with respect to evidence of the terms of such telephonic Notice of Borrowing. Borrower hereby agrees not to dispute Administrative Agent's, the Swing Line Lender's or the Facing Agent's record of the time of telephonic notice absent manifest error.

            2.6 Conversion or Continuation. Borrower may elect (i) at any time (except as provided below), to convert outstanding Base Rate Loans (or any portion thereof in an aggregate amount not less than $5,000,000, or that is in an integral multiple of $1,000,000 in excess thereof) into Eurodollar Loans and
(ii) at the end of any Interest Period with respect thereto, to convert outstanding Eurodollar Loans (or any portion thereof in an aggregate amount not less than $5,000,000, or that is in an integral multiple of $1,000,000 in excess thereof) into Base Rate Loans or to continue such Eurodollar Loans or any portion thereof for an additional Interest Period. Each conversion or continuation of Revolving Loans shall be allocated among the Revolving Loans of the Lenders in accordance with their respective Pro Rata Shares. Each such election shall be in substantially the form of Exhibit 2.6 hereto (a "Notice of Conversion or Continuation") and shall be made by giving Administrative Agent at least three Business Days' prior irrevocable written notice thereof to the Notice Address specifying (i) the amount and type of conversion or continuation,
(ii) in the case of a conversion to or a continuation of Eurodollar Loans, the Interest Period therefor, and (iii) in the case of a conversion, the date of conversion (which date shall be a Business Day and, if a conversion from Eurodollar Loans, also shall be the last day of the Interest Period therefor). Notwithstanding the foregoing, no conversion in whole or in part of Base Rate Loans to Eurodollar Loans, and no continuation in whole or in part of Eurodollar Loans upon the expiration of any Interest Period therefor, shall be permitted at any time at which an Unmatured Event of Default or an Event of Default shall have occurred and be continuing. If, within the time period required under the terms of this Section 2.6, Administrative Agent does not receive a Notice of Conversion or Continuation from Borrower containing a permitted election to continue any Eurodollar Loans for an additional Interest Period or to convert any such Loans, then, upon the expiration of the Interest Period therefor, such Loans will be converted automatically to Base Rate Loans. Each Notice of Conversion or Continuation shall be irrevocable.

            2.7 Disbursement of Funds. No later than 12:00 P.M. (New York City time) on the date specified in each Notice of Borrowing, each Lender will make available its Pro Rata Share of Revolving Loans of the Borrowing requested to be made on such date in Dollars and in immediately available funds, at the office (the "Payment Office") of Administrative Agent located at One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006 (for the account of such non-United States office of Administrative Agent as Administrative Agent may direct in the case of Eurodollar Loans) and Administrative Agent will make available to Borrower at its Payment Office the aggregate of the amounts so made available by the Lenders. Unless Administrative Agent shall have been notified by any Lender at least one Business Day prior to the date of Borrowing that such Lender does not intend to make available to Administrative Agent such Lender's portion of the Borrowing to be made on such date, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such date of Borrowing and Administrative Agent may, but shall not be required, in reliance upon such assumption, to make available to Borrower a corresponding amount. If such corresponding amount is not in fact made available to Administrative Agent by such Lender on the date of Borrowing, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent's demand therefor, Administrative Agent promptly shall notify Borrower and, if so notified, Borrower shall pay immediately such corresponding amount to Administrative Agent. Administrative Agent also shall be entitled to recover from Borrower interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by Administrative Agent to Borrower to the date such corresponding amount is recovered by Administrative Agent, at a rate per annum equal to the rate for Base Rate Loans or Eurodollar Loans, as the case may be, applicable during the period in question, provided, however, that any interest paid to Administrative Agent in respect of such corresponding amount shall be credited against interest payable by Borrower to such Lender under Section 3.1 in respect of such corresponding amount. Any amount due hereunder to Administrative Agent from any Lender which is not paid when due shall bear interest payable by such Lender, from the date due until the date paid, at the Federal Funds Rate for the first two Business Days after the date such amount is due and thereafter at the Base Rate, together with Administrative Agent's standard interbank processing fee. Further, such Lender shall be deemed to have assigned any and all payments of principal and interest made on its Loans, amounts due with respect to its Letters of Credit (or its participations therein) and any other amounts due to it hereunder first to Administrative Agent to fund any outstanding Loans made available on behalf of such Lender by Administrative Agent pursuant to this Section 2.7 until such Loans have been funded (as a result of such assignment or otherwise) and then to fund Loans of all Lenders other than such Lender until each Lender has outstanding Loans equal to its Pro Rata Share of all Revolving Loans (as a result of such assignment or otherwise). Such Lender shall not have recourse against Borrower with respect to any amounts paid to Administrative Agent or any Lender with respect to the preceding sentence; provided, that such Lender shall have full recourse against Borrower to the extent of the amount of such Loans it has so been deemed to have made. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment hereunder or to prejudice any rights which Borrower may have against the Lender as a result of any default by such Lender hereunder.

            2.8 Pro Rata Borrowings. All Borrowings of Revolving Loans under this Agreement shall be loaned by the Lenders pro rata on the basis of their Revolving Commitments. No Lender shall be responsible for any default by any other Lender in its obligation to make Loans hereunder and each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its Commitment hereunder.

            2.9   Letters of Credit.

            (a) Letters of Credit Commitments. Subject to and upon the terms and conditions herein set forth, Borrower may request that the Facing Agent issue, at any time and from time to time on and after the Closing Date, and prior to the Business Day (or the 30th day in the case of Commercial Letters of Credit) preceding the Revolver Termination Date, (x) for the account of Borrower and for the benefit of any holder (or any trustee, agent or other similar representative for any such holder) of LC Supportable Indebtedness of Borrower or any of its Subsidiaries, an irrevocable standby letter of credit, in a form customarily used by the Facing Agent, or in such other form as has been approved by the Facing Agent (each such standby letter of credit, a "Standby Letter of Credit") in support of such LC Supportable Indebtedness and (y) for the account of Borrower and in support of trade obligations of Borrower or any of its Subsidiaries, an irrevocable sight letter of credit in a form customarily used by the Facing Agent or in such other form as has been approved by the Facing Agent (each such letter of credit, a "Commercial Letter of Credit"; and each such Commercial Letter of Credit and each Standby Letter of Credit, a "Letter of Credit"), in support of commercial transactions of Borrower and its Subsidiaries.

            (b) Obligation of Facing Agent to Issue Letters of Credit. The Facing Agent will issue (subject to the terms and conditions contained herein), at any time and from time to time on or after the Closing Date and prior to the Business Day (or the 30th day in the case of Commercial Letters of Credit) preceding the Revolver Termination Date, following its receipt of the respective Letter of Credit Request, for the account of Borrower one or more Letters of Credit (x) in the case of Standby Letters of Credit, in support of such LC Supportable Indebtedness of Borrower or any of its Subsidiaries as is permitted to remain outstanding without giving rise to an Event of Default or Unmatured Event of Default hereunder and (y) in the case of Commercial Letters of Credit, in support of trade obligations as referenced in Section 2.9(a), provided that the Facing Agent shall be under no obligation to issue any Letter of Credit of the types described above if at the time of such issuance:



                  (i) any order, judgment or decree of any Governmental Authority or arbitrator shall purport by its terms to enjoin or restrain the Facing Agent from issuing such Letter of Credit or any Requirement of Law applicable to the Facing Agent from any Governmental Authority with jurisdiction over the Facing Agent shall prohibit, or request that the Facing Agent refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Facing Agent with respect to such Letter of Credit any restriction or reserve or capital requirement (for which the Facing Agent is not otherwise compensated) not in effect on the date hereof, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to the Facing Agent as of the date hereof and which the Facing Agent in good faith deems material to it: or

                  (ii) the Facing Agent shall have received notice prior to the issuance of such Letter of Credit of the type described in Section 2.9(b)(A)(vi).

            (A) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the LC Obligations (exclusive of Unpaid Drawings relating to Letters of Credit which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) outstanding at such time, would exceed either (x) $25,000,000 or (y) when added to the aggregate principal amount of all Revolving Loans and Swing Line Loans then outstanding, the Revolving Commitments at such time; (ii) (x) each Standby Letter of Credit shall have an expiry date occurring not later than one year after such Standby Letter of Credit's date of issuance, provided, that any Standby Letter of Credit may be automatically extendable for periods of up to one year so long as such Standby Letter of Credit provides that the Facing Agent retains an option, satisfactory to the Facing Agent, to terminate such Standby Letter of Credit within a specified period of time prior to each scheduled extension date and (y) each Commercial Letter of Credit shall have an expiry date occurring not later than 180 days after such Commercial Letter of Credit's date of issuance; (iii) (x) no Standby Letter of Credit shall have an expiry date occurring later than the Business Day next preceding the Revolver Termination Date and (y) no Commercial Letter of Credit shall have an expiry date occurring later than 30 days prior to the Revolver Termination Date; (iv) each Letter of Credit shall be denominated in Dollars and be payable on a sight basis; (v) the Stated Amount of each Letter of Credit shall not be less than $250,000 or such lesser amount as is acceptable to the Facing Agent; and (vi) the Facing Agent shall not issue any Letter of Credit after it has received written notice from Borrower, Administrative Agent or the Required Lenders stating that an Event of Default or Unmatured Event of Default exists until such time as the Facing Agent shall have received a written notice of (x) rescission of such notice from the party or parties originally delivering the same or (y) a waiver of such Event of Default or Unmatured Event of Default by the Required Lenders (or all the Lenders to the extent required by Section 12.1).

            (B) Notwithstanding the foregoing, in the event a Lender Default exists, the Facing Agent shall not be required to issue any Letter of Credit unless the Facing Agent has entered into arrangements satisfactory to it and Borrower to eliminate the Facing Agent's risk with respect to the participation in Letters of Credit of the Defaulting Lender or Lenders, including by cash collateralizing such Defaulting Lender or Lenders' applicable Pro Rata Share of the applicable LC Obligations.

            (c) Letter of Credit Requests; Notices of Issuance. Whenever it desires that a Letter of Credit be issued, Borrower shall give Administrative Agent and the Facing Agent written notice thereof prior to 1:00 p.m. (New York City time) at least three Business Days (or such shorter period as may be acceptable to the Facing Agent) prior to the proposed date of issuance (which shall be a Business Day) which written notice shall be substantially in the form of Exhibit 2.9(c)-1 or as otherwise required by the following two sentences (each a "Letter of Credit Request"). Each such notice shall specify (i) the proposed issuance date and expiration date, (ii) the name(s) of each obligor with respect to such Letter of Credit, (iii) Borrower as the account party, (iv) the name and address of the beneficiary (which Person shall be reasonably acceptable to the Facing Agent), (v) the Stated Amount of such proposed Letter of Credit, (vi) the purpose of such Letter of Credit (which shall be acceptable to Administrative Agent and the Facing Agent) and (vii) such other information as the Facing Agent may reasonably request. In addition, each Letter of Credit Request shall contain a description of the terms and conditions to be included in such proposed Letter of Credit (all of which terms and conditions shall be reasonably acceptable to the Facing Agent). No Letter of Credit shall contain any provision for payment thereunder at any time earlier than 2:00 P.M. (New York City time) on the Business Day immediately succeeding the presentation of all drafts, demands for payment and all other documents, if any, required to be presented pursuant to such Letter of Credit. Unless otherwise specified, all Letters of Credit will be governed by the Uniform Customs and Practices for Documentary Credit Operations as in effect on the date of issuance of such Letter of Credit. From time to time while a Letter of Credit is outstanding and prior to the Revolver Termination Date, the Facing Agent may, upon the written request of Borrower received by the Facing Agent (with a copy sent by Borrower to Administrative Agent) at least three Business Days (or such shorter time as the Facing Agent may agree in a particular instance in its sole discretion) prior to the proposed date of amendment, amend any Letter of Credit issued by it. Each such request for amendment of a Letter of Credit shall be made in writing, made in substantially the form of Exhibit 2.9(c)-2 (each a "Letter of Credit Amendment Request") and shall specify in form and detail reasonably satisfactory to the Facing Agent: (A) the Letter of Credit to be amended; (B) the proposed date of amendment of the Letter of Credit (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the Facing Agent may reasonably require. The Facing Agent shall be under no obligation to amend any Letter of Credit. Each Letter of Credit Request or Letter of Credit Amendment Request shall include any other documents or information as the Facing Agent customarily requires in connection therewith. The Facing Agent shall, on the date of each issuance of or amendment or modification to a Letter of Credit by it, give Administrative Agent a copy of the Letter of Credit or Letters of Credit issued by it and each such amendment or modification thereto, and the Administrative Agent will notify the Lenders of the receipt by it of any such Letter of Credit or amendment or modification thereto.

            (d)   Agreement to Repay Letter of Credit Payments.

                  (i) Borrower hereby agrees to reimburse the Facing Agent, by making payment to Administrative Agent in immediately available funds at the Payment Office, for any payment or disbursement made by the Facing Agent under any Letter of Credit (each such amount so paid or disbursed until reimbursed, an "Unpaid Drawing"), no later than one Business Day after the date of such payment or disbursement, with interest at the rate set forth in Section 2.9(g)(i)(A) on the amount so paid or disbursed by the Facing Agent, to the extent not reimbursed prior to 12:00 Noon (New York City time) on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date the Facing Agent is reimbursed therefor by Borrower, such interest to be payable on demand. The Facing Agent shall give Borrower prompt notice of each Drawing under any Letter of Credit, provided that the failure to give any such notice shall in no way affect, impair or diminish Borrower's obligations hereunder.

                  (ii) The Obligations of Borrower under this Section 2.9(d) to reimburse the Facing Agent with respect to drawings on Letters of Credit (each, a "Drawing") (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which Borrower may have or have had against the Facing Agent, Administrative Agent or any Lender (including in its capacity as issuer of the Letter of Credit or as LC Participant), or any nonapplication or misapplication by the beneficiary of the proceeds of such Drawing, the Facing Agent's only obligation to Borrower being to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by the Facing Agent under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for such Facing Agent any resulting liability to Borrower.

            (e) Letter of Credit Participations. Immediately upon the issuance by the Facing Agent of any Letter of Credit, the Facing Agent shall be deemed to have sold and transferred to each Lender, other than the Facing Agent (each such Lender, in its capacity under this Section 2.9(e), an "LC Participant"), and each such LC Participant shall be deemed irrevocably and unconditionally to have purchased and received from the Facing Agent, without recourse or warranty, an undivided interest and participation, to the extent of such Lender's Pro Rata Share, in such Letter of Credit, each substitute Letter of Credit, each Drawing made thereunder and the obligations of Borrower under this Agreement with respect thereto (although Letter of Credit fees shall be payable directly to Administrative Agent for the account of the Lenders as provided in Section 2.9(g) and the LC Participants shall have no right to receive any portion of the facing fees), and any security therefor or guaranty pertaining thereto. Upon any change in the Revolving Commitments of the Lenders pursuant to Section 4.1 or 4.2 or as a result of a Lender Default, it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings relating to Letters of Credit, there shall be an automatic adjustment pursuant to this Section 2.9(e) to reflect the new Pro Rata Share of the assignor and assignee Lender or of all Lenders with Revolving Commitments, as the case may be. In determining whether to pay under any Letter of Credit, the Facing Agent shall have no obligation relative to the LC Participants other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by the Facing Agent under or in connection with any Letter of Credit issued by it if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for the Facing Agent any resulting liability to Borrower or any Lender.

            (f) Draws Upon Letter of Credit; Reimbursement Obligations. In the event that the Facing Agent makes any payment under any Letter of Credit issued by it and Borrower shall not have reimbursed such amount in full to the Facing Agent pursuant to Section 2.9(d), the Facing Agent shall promptly notify Administrative Agent, and Administrative Agent shall promptly notify each LC Participant of such failure, and each such LC Participant shall promptly and unconditionally pay to Administrative Agent for the account of the Facing Agent, the amount of such LC Participant's applicable Pro Rata Share of such payment in Dollars and in same day funds; provided, however, that no LC Participant shall be obligated to pay to Administrative Agent its applicable Pro Rata Share of such unreimbursed amount for any wrongful payment made by the Facing Agent under a Letter of Credit issued by it in the event that it is determined by a court of competent jurisdiction in a final non-appealable judgment that the payment with respect to such Letter of Credit by the Facing Agent constituted gross negligence or willful misconduct on the part of the Facing Agent. If Administrative Agent so notifies any LC Participant required to fund a payment under a Letter of Credit prior to 11:00 A.M. (New York City time) on any Business Day, such LC Participant shall make available to Administrative Agent for the account of the Facing Agent such LC Participant's applicable Pro Rata Share of the amount of such payment on such Business Day in same day funds. If and to the extent such LC Participant shall not have so made its applicable Pro Rata Share of the amount of such payment available to Administrative Agent for the account of the Facing Agent, such LC Participant agrees to pay to Administrative Agent for the account of the Facing Agent, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to Administrative Agent for the account of the Facing Agent at the Federal Funds Rate for the first two Business Days and thereafter at the Base Rate. The failure of any LC Participant to make available to Administrative Agent for the account of the Facing Agent its applicable Pro Rata Share of any payment under any Letter of Credit issued by it shall not relieve any other LC Participant of its obligation hereunder to make available to Administrative Agent for the account of the Facing Agent its applicable Pro Rata Share of any payment under any such Letter of Credit on the day required, as specified above, but no LC Participant shall be responsible for the failure of any other LC Participant to make available to Administrative Agent for the account of the Facing Agent such other LC Participant's applicable Pro Rata Share of any such payment.

                  (A) Whenever the Facing Agent receives a payment of a reimbursement obligation as to which Administrative Agent has received for the account of the Facing Agent any payments from the LC Participants pursuant to this Section 2.9(f), the Facing Agent shall pay to Administrative Agent and Administrative Agent shall pay to each LC Participant which has paid its Pro Rata Share thereof, in Dollars and in same day funds, an amount equal to such LC Participant's Pro Rata Share of the principal amount of such reimbursement obligation and interest thereon accruing after the purchase of the respective participations.

                  (B) Upon the request of any LC Participant, the Facing Agent shall furnish to such LC Participant copies of any Letter of Credit issued by it.
                  (C) The obligations of Borrower to reimburse the Facing Agent with respect to Drawings, and the obligations of the LC Participants to make payments to the Facing Agent with respect to Letters of Credit issued by it, shall be irrevocable and not subject to any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                        (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

                        (ii) The existence of any claim, setoff, defense or other right which Borrower or any of its Subsidiaries may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), Administrative Agent, any LC Participant, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between Borrower and the beneficiary named in any such Letter of Credit);

                        (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                        (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents; or

                        (v) the occurrence of any Event of Default or Unmatured Event of Default.

            (g)   Fees for Letters of Credit.

                  (i) Facing Agent Fees. Borrower agrees to pay the following amount to the Facing Agent with respect to the Letters of Credit issued by it for the account of Borrower:

                        (A) with respect to drawings made under any Letter of Credit, interest, payable on demand, on the amount paid by the Facing Agent in respect of each such drawing from the date of the drawing through the date such amount is reimbursed by Borrower at a rate which is at all times equal to 2% per annum in excess of the Base Rate;

                        (B) with respect to the issuance or amendment of each Letter of Credit and each drawing made thereunder, documentary and processing charges in accordance with the Facing Agent's standard schedule for such charges in effect at the time of such issuance, amendment, transfer or drawing, as the case may be; and

                        (C) a facing fee as agreed to between Borrower and the Facing Agent for the Letter of Credit and unless otherwise agreed, shall be payable with respect to the maximum Stated Amount under such outstanding Letters of Credit payable in arrears on the last Business Day of each Fiscal Quarter, on the Revolver Termination Date and thereafter, on demand together with customary issuance and drawing charges payable pursuant to clause (B) above; provided, however, if calculation of the facing fee in the manner set forth above would result in a facing fee of less than $500 per year per Letter of Credit, Borrower shall be obligated to pay such additional amount to the Facing Agent so as to provide for a minimum facing fee of $500 per year per Letter of Credit.

                  (ii) Participating Lender Fees. Borrower agrees to pay to Administrative Agent for distribution to each LC Participant in respect of all Letters of Credit outstanding such Lender's Pro Rata Share of a commission equal to the Applicable Eurodollar Margin with respect to the maximum Stated Amount under such outstanding Letters of Credit (the "LC Commission"), payable in arrears on each Quarterly Payment Date, on the Revolver Termination Date and thereafter, on demand. The LC Commission shall be computed from the first day of issuance of each Letter of Credit and on the basis of the actual number of days elapsed over a year of 360 days.

                  (iii) Payment. Promptly upon receipt by the Facing Agent or Administrative Agent of any amount described in clause (i)(A) or (ii) of this
Section 2.9(g), the Facing Agent or Administrative Agent shall distribute to each Lender that has reimbursed the Facing Agent in accordance with Section 2.9(f) its Pro Rata Share of such amount. Amounts payable under clause (i)(B) and (C) of this Section 2.9(g) shall be paid directly to the Facing Agent.

            (h) Indemnification. In addition to amounts payable as elsewhere provided in this Agreement, Borrower hereby agrees to protect, indemnify, pay and save the Facing Agent harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including Attorney Costs) (other than for Taxes, which are addressed in Section 4.7) which the Facing Agent may incur or be subject to as a consequence, direct or indirect, of
(i) the issuance of the Letters of Credit, other than as a result of the gross negligence or willful misconduct of the Facing Agent or (ii) the failure of the Facing Agent to honor a Drawing under any Letter of Credit as a result of any act or omissions, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority (all such acts or omissions herein called "Government Acts"). As between Borrower and the Facing Agent, Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by the Facing Agent by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Facing Agent shall not be responsible (except to the extent resulting from the gross negligence or willful misconduct of the Facing Agent): (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of or any Drawing under such Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of any such Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) for errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a Drawing under any such Letter of Credit or of the proceeds thereof;
(vii) for the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any Drawing under such Letter of Credit; and (viii) for any consequences arising from causes beyond the control of the Facing Agent, including, without limitation, any acts of any Governmental Authority. None of the above shall affect, impair, or prevent the vesting of any of the Facing Agent's rights or powers hereunder. In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Facing Agent under or in connection with the Letters of Credit issued by it or the related certificates, if taken or omitted in good faith, shall not put the Facing Agent under any resulting liability to Borrower. Notwithstanding anything to the contrary contained in this Agreement, Borrower shall have no obligation to indemnify the Facing Agent in respect of any liability incurred by the Facing Agent arising solely out of the gross negligence or willful misconduct of the Facing Agent. The right of indemnification in this Section 2.9(h) shall not prejudice any rights that Borrower may otherwise have against the Facing Agent with respect to a Letter of Credit issued hereunder.

            (i) Increased Costs. If at any time after the date hereof the Facing Agent or any Lender determines that the introduction of or any change in any applicable law, rule, regulation, order, guideline or request or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by the Facing Agent or such Lender with any request or directive by any such authority (whether or not having the force of law) or any change in GAAP, shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against Letters of Credit issued by the Facing Agent or participated in by any Lender, or (ii) impose on the Facing Agent or any Lender any other conditions relating, directly or indirectly, to this Agreement or any Letter of Credit; and the result of any of the foregoing is to increase the cost to the Facing Agent or any Lender of issuing, maintaining or participating in any Letter of Credit, or reduce the amount of any sum received or receivable by the Facing Agent or any Lender hereunder or reduce the rate of return on its capital with respect to Letters of Credit, then, upon demand to Borrower by the Facing Agent or any Lender (a copy of which demand shall be sent by the Facing Agent or such Lender to Administrative Agent), Borrower shall pay to the Facing Agent or such Lender such additional amount or amounts as will compensate the Facing Agent or such Lender for such increased cost or reduction in the amount receivable or reduction on the rate of return on its capital. The Facing Agent or any Lender, upon determining that any additional amounts will be payable pursuant to this Section 2.9(i), will give prompt written notice thereof to Borrower, which notice shall include a certificate submitted to Borrower by the Facing Agent or such Lender (a copy of which certificate shall be sent by the Facing Agent or such Lender to Administrative Agent), setting forth in reasonable detail the basis for the calculation of such additional amount or amounts necessary to compensate the Facing Agent or such Lender, although failure to give any such notice shall not release or diminish Borrower's obligations to pay additional amounts pursuant to this Section 2.9(i). The certificate required to be delivered pursuant to this Section 2.9(i) shall be final, conclusive and binding on Borrower absent manifest error.



                                   ARTICLE III

                                INTEREST AND FEES

            3.1   Interest.

            (a) Base Rate Loans. Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan at a rate per annum equal to the Base Rate from the date the proceeds thereof are made available to Borrower until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Base Rate Loan or (ii) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to Section 2.6.

            (b) Eurodollar Loans. Borrower agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan from the date the proceeds thereof are made available to Borrower until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Eurodollar Loan or (ii) the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to Section
2.6 at a rate per annum equal to the relevant Eurodollar Rate for the Interest Period in effect for such Borrowing plus the Applicable Eurodollar Margin.

            (c) Payment of Interest. Interest on each Loan shall be payable in arrears on each Interest Payment Date; provided, however, that interest accruing pursuant to Section 3.1(e) shall be payable from time to time on demand. Interest also shall be payable on all then outstanding Revolving Loans on the Revolver Termination Date and on all Loans on the date of repayment (including prepayment) thereof (except that voluntary prepayments of Revolving Loans that are Base Rate Loans made pursuant to Section 4.3 on any day other than a Quarterly Payment Date or the Revolver Termination Date need not be made with accrued interest from the most recent Quarterly Payment Date, provided such accrued interest is paid on the next Quarterly Payment Date) and on the date of maturity (by acceleration or otherwise) of such Loans. During the existence of any Event of Default, interest on any Loan shall be payable on demand.

            (d) Notification of Rate. Administrative Agent, upon determining the interest rate for any Borrowing of Eurodollar Loans for any Interest Period,
shall promptly notify Borrower and the Lenders thereof.   Absent manifest error
and subject to Section 3.6, such determination shall be final, conclusive and binding upon all parties hereto.

            (e) Default Interest. Notwithstanding the rates of interest specified herein, effective on the date 30 days after the occurrence and continuance of any Event of Default (other than an Event of Default arising from Borrower's failure to pay Obligations when due) and for so long thereafter as any Event of Default shall be continuing, and effective immediately upon and during the continuance of an Event of Default arising from Borrower's failure to pay any Obligations or any other amounts due under any of the Loan Documents when due, whether by acceleration or otherwise, the principal balance of each Loan then outstanding and, to the extent permitted by applicable law, any interest payment on each Loan not paid when due or other amounts then due and payable shall bear interest payable on demand, after as well as before judgment, at a rate per annum equal to the Default Rate.

            (f) Maximum Interest. If any interest payment or other charge or fee payable hereunder exceeds the maximum amount then permitted by applicable law, Borrower shall be obligated to pay the maximum amount then permitted by applicable law and Borrower shall continue to pay the maximum amount from time to time permitted by applicable law until all such interest payments and other charges and fees otherwise due hereunder (in the absence of such restraint imposed by applicable law) have been paid in full.

            3.2   Fees.

            (a) Commitment Fees. Borrower shall pay to Administrative Agent for pro rata distribution to each Non-Defaulting Lender having a Revolving Commitment (based on its Pro Rata Share) a commitment fee (the "Commitment Fee") for the period commencing on the Closing Date to and including the Revolver Termination Date or the earlier termination of the Revolving Commitments (and, in either case, repayment in full of the Revolving Loans and payment in full, or cash collateralization by the deposit of cash into the Collateral Account in amounts and pursuant to arrangements reasonably satisfactory to Administrative Agent, of the LC Obligations), computed at a rate equal to the Applicable Commitment Fee Percentage per annum on the average daily Total Available Revolving Commitment. Unless otherwise specified, accrued Commitment Fees shall be due and payable (i) on each Quarterly Payment Date, (ii) on the Revolver Termination Date and (iii) upon any reduction or termination in whole or in part of the Revolving Commitments (but only, in the case of a reduction, on the portion of the Revolving Commitments then being reduced).

            (b) Agency Fees. Borrower shall pay to Administrative Agent for its own account, agency and other Loan fees in the amount and at the times set forth in the letter agreement between Borrower and Administrative Agent.



            3.3 Computation of Interest and Fees. Interest on all Loans and fees payable hereunder shall be computed on the basis of the actual number of days elapsed over a year of 360 days; provided that interest on all Base Rate Loans shall be computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be. Each determination of an interest rate by Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on Borrower and the Lenders in the absence of manifest error. Administrative Agent shall, at any time and from time to time upon request of Borrower, deliver to Borrower a statement showing the quotations used by Administrative Agent in determining any interest rate applicable to Revolving Loans pursuant to this Agreement. Each change in the Applicable Eurodollar Margin or the Applicable Commitment Fee Percentage as a result of a change in the Leverage Ratio shall become effective on the applicable Adjustment Date.

            3.4 Interest Periods. At the time it gives any Notice of Borrowing or a Notice of Conversion or Continuation with respect to Eurodollar Loans, Borrower shall elect, by giving Administrative Agent written notice, the interest period (each an "Interest Period"), which Interest Period, at the option of Borrower, shall be one, two, three or six months, provided that:

                  (i) all Eurodollar Loans comprising a Borrowing at all times shall have the same Interest Period;

                  (ii) the initial Interest Period for any Eurodollar Loan shall commence on the date of the Borrowing of such Eurodollar Loan (including the date of any conversion thereto from a Loan of a different Type) and each Interest Period occurring thereafter in respect of such Eurodollar Loan shall commence on the last day of the immediately preceding Interest Period;

                  (iii) if any Interest Period relating to a Eurodollar Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

                  (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period for a Eurodollar Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                  (v) no Interest Period may be selected at any time when an Unmatured Event of Default or Event of Default is then in existence; and

                  (vi) no Interest Period may extend beyond the Revolver Termination Date.

            3.5 Compensation for Funding Losses. Borrower shall compensate each Lender, upon its written request (which request shall set forth the basis for requesting such amounts), for all losses, expenses and liabilities (including, without limitation, any interest paid by such Lender to lenders of funds borrowed by it to make or carry its Eurodollar Loans to the extent not recovered by the Lender in connection with the liquidation or re-employment of such funds and including the compensation payable by such Lender to a Participant but excluding loss of anticipated profit with respect to any Loans) and any loss sustained by such Lender in connection with the liquidation or re-employment of such funds (including, without limitation, a return on such liquidation or re-employment that would result in such Lender receiving less than it would have received had such Eurodollar Loan remained outstanding until the last day of the Interest Period applicable to such Eurodollar Loans) which such Lender may sustain as a result of: (i) for any reason (other than a default by such Lender or Administrative Agent) a continuation or Borrowing of, or conversion from or into, Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion or Continuation (whether or not withdrawn); (ii) any payment, prepayment or conversion or continuation of any of its Eurodollar Loans occurring for any reason whatsoever on a date which is not the last day of the Interest Period applicable thereto;
(iii) any repayment of any of its Eurodollar Loans not being made on the date specified in a notice of payment given by Borrower; or (iv) (A) any other failure by Borrower to repay its Eurodollar Loans on the date required by the terms of this Agreement or (B) an election made by Borrower pursuant to Section
3.7.  A written notice as to additional amounts owed such Lender under this
Section 3.5 and delivered to Borrower and Administrative Agent by such Lender shall be final, conclusive and binding for all purposes absent manifest error.

            3.6   Increased Costs, Illegality, Etc.

            (a) Generally. In the event that any Lender shall have determined (which determination shall be final conclusive and binding upon all parties hereto absent manifest error, but, with respect to clause (i) below, may be made only by Administrative Agent):

                  (i) on any Interest Rate Determination Date that, by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

                  (ii) at any time, that such Lender shall incur increased costs or reduction in the amounts received or receivable hereunder with respect to any Eurodollar Loan because of (x) any change since the date of this Agreement in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payments to such Lender of the principal of or interest on the Notes or any other amounts payable hereunder (except for (a) changes in the rate of tax on, or determined by reference to, the net income or profits of such Lender imposed by the jurisdiction in which its principal office or applicable lending office is located and (b) United States withholding taxes, which shall be governed by the provisions of Section 4.7) or (B) a change in official reserve requirements (but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar
      Rate) and/or (y) other circumstances since the date of this Agreement affecting such Lender or the interbank Eurodollar market or the position of such Lender in such market (excluding, however, differences in such Lender's cost of funds from those of Administrative Agent which are solely the result of credit differences between such Lender and Administrative Agent); or

                  (iii) at any time, that the making or continuance of any Eurodollar Loan has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by such Lender in good faith with any governmental request (whether or not having force of law) or (z) impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the interbank Eurodollar market;

then, and in any such event, such Lender (or Administrative Agent, in the case of clause (i) above) shall give notice promptly (by telephone confirmed in writing) to Borrower and, except in the case of clause (i) above, to Administrative Agent of such determination (which notice Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as Administrative Agent notifies Borrower and the Lenders that the circumstances giving rise to such notice by Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion or Continuation given by Borrower with respect to Eurodollar Loans (other than with respect to conversions to Base Rate Loans) which have not yet been incurred (including by way of conversion) shall be deemed rescinded by Borrower, (y) in the case of clause (ii) above, Borrower shall pay to such Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Lender, showing the basis for the calculation thereof, submitted to Borrower by such Lender shall be final, conclusive and binding on all the parties hereto absent manifest error; however the failure to give any such notice (unless the respective Lender has intentionally withheld or delayed such notice, in which case the respective Lender shall not be entitled to receive additional amounts pursuant to this Section 3.6 (a)(y) for periods occurring prior to the 120th day before the giving of such notice) shall not release or diminish Borrower's obligations to pay additional amounts pursuant to this Section 3.6 (a)(y), and
(z) in the case of clause (iii) above, Borrower shall take one of the actions specified in Section 3.6(b) as promptly as possible and, in any event, within the time period required by law. In determining such additional amounts pursuant to clause (y) of the immediately preceding sentence, each Lender shall act reasonably and in good faith and will, to the extent the increased costs or reductions in amounts receivable relate to such Lender's loans in general and are not specifically attributable to a Loan hereunder, use averaging and attribution methods which are reasonable and which cover all loans similar to the Loans made by such Lender whether or not the loan documentation for such other loans permits the Lender to receive increased costs of the type described in this Section 3.6(a).

            (b) Eurodollar Loans. At any time that any Eurodollar Loan is affected by the circumstances described in Section 3.6(a)(ii) or (iii), Borrower may (and, in the case of a Eurodollar Loan affected by the circumstances described in Section 3.6(a)(iii), shall) either (i) if the affected Eurodollar Loan is then being made initially or pursuant to a conversion, by giving Administrative Agent telephonic notice (confirmed in writing) on the same date that Borrower was notified by the affected Lender or Administrative Agent pursuant to Section 3.6(a)(ii) or (iii), cancel the respective Borrowing, or
(ii) if the affected Eurodollar Loan is then outstanding, upon at least three Business Days' written notice to Administrative Agent, require the affected Lender to convert such Eurodollar Loan into a Base Rate Loan, provided, that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 3.6(b).

            (c) Capital Requirements. If any Lender determines that the introduction of or any change in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) concerning capital adequacy, or any change in (after the date of this Agreement) interpretation or administration thereof by any Governmental Authority, central bank or comparable agency, will have the effect of increasing the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender based on the existence of such Lender's Commitment hereunder, the maintenance of its Eurodollar Loans hereunder or its obligations hereunder, then Borrower shall pay to such Lender, upon its written demand therefor, such additional amounts as shall be required to compensate such Lender or such other corporation for the increased cost to such Lender or such other corporation or the reduction in the rate of return to such Lender or such other corporation as a result of such increase in required capital. In determining such additional amounts, each Lender will act reasonably and in good faith and will use averaging and attribution methods which are reasonable and which will, to the extent the increased costs or reduction in the rate of return relates to such Lender's commitments or obligations in general and are not specifically attributable to the Commitments and obligations hereunder, cover all commitments and obligations similar to the Commitments and obligations of such Lender hereunder whether or not the loan documentation for such other commitments or obligations permits the Lender to make the determination specified in this
Section 3.6(c), and such Lender's determination of compensation owing under this
Section 3.6(c) shall be final, conclusive and binding on all the parties hereto absent manifest error. Each Lender, upon determining that any additional amounts will be payable pursuant to this Section 3.6(c), will give prompt written notice thereof to Borrower, which notice shall show the basis for calculation of such additional amounts, although the failure to give any such notice (unless the respective Lender has intentionally withheld or delayed such notice, in which case the respective Lender shall not be entitled to receive additional amounts pursuant to this Section 3.6(c) for periods occurring prior to the 120th day before the giving of such notice) shall not release or diminish any of Borrower's obligations to pay additional amounts pursuant to this Section 3.6(c).

            (d) Change of Lending Office. Each Lender which is or will be owed compensation pursuant to Section 3.6(a) or (c) will use reasonable efforts (subject to overall policy considerations of such Lender), if requested by Borrower, to cause a different branch or Affiliate to make or continue a Loan or Letter of Credit if such designation will avoid the need for, or materially reduce the amount of, such compensation to such Lender and will not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender. Each such Lender will provide Borrower, upon request, with an estimate of all expenses that such Lender would incur in utilizing a different branch or Affiliate pursuant to this Section 3.6(d). Borrower hereby agrees to pay all reasonable expenses incurred by any Lender in utilizing a different branch or Affiliate pursuant to this Section 3.6(d). Nothing in this Section 3.6(d) shall affect or postpone any of the obligations of Borrower or the right of any Lender provided for herein.

            3.7 Replacement of Affected Lenders. (x) If any Lender becomes a Defaulting Lender or otherwise defaults in its Obligations to make Loans or fund Unpaid Drawings, (y) if any Lender (or in the case of Section 2.9(i), the Facing Agent) is owed increased costs under Section 3.6(a)(ii) or (iii), Section 3.6(c), or Section 2.9(i), or Borrower is required to make any payments under
Section 4.7 to any Lender or (z) as provided in Section 12.1(b) in the case of certain refusals by a Lender to consent to certain proposed amendments, changes, supplements, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders, Borrower shall have the right, if no Event of Default or Unmatured Event of Default then exists, to replace such Lender (the "Replaced Lender") with one or more other Eligible Assignee or Eligible Assignees, none of whom shall constitute a Defaulting Lender at the time of such replacement (collectively, the "Replacement Lender"), reasonably acceptable to Administrative Agent, provided that (i) at the time of any replacement pursuant to this Section 3.7, the Replacement Lender shall enter into one or more assignment agreements, in form and substance satisfactory to Administrative Agent, pursuant to which the Replacement Lender shall acquire all of the Commitment and outstanding Loans of, and participations in Letters of Credit and Swing Line Loans by, the Replaced Lender and (ii) all obligations of Borrower owing to the Replaced Lender as of the effective date of such assignment (including, without limitation, such increased costs and excluding those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being paid) shall be paid in full to such Replaced Lender concurrently with such replacement. Upon the execution of the respective assignment documentation, the payment of amounts referred to in clauses (i) and (ii) above and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Note or Notes executed by Borrower, the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder with respect to such replaced Loans and Commitment, except with respect to indemnification provisions under this Agreement, which shall survive as to such Replaced Lender, and the Replaced Lender shall deliver to Borrower all Notes that have not been endorsed and delivered to the Replacement Lender. Notwithstanding anything to the contrary contained above, no Lender that acts as the Facing Agent may be replaced hereunder at any time during which it has Letters of Credit outstanding hereunder unless arrangements satisfactory to the Facing Agent (including the furnishing of a standby letter of credit in form and substance, and issued by an issuer reasonably satisfactory to the Facing Agent or the depositing of cash collateral into the Collateral Account in amounts and pursuant to arrangements reasonably satisfactory to the Facing Agent) have been made with respect to such outstanding Letters of Credit.




                                   ARTICLE IV

               REDUCTION OF COMMITMENTS; PAYMENTS AND PREPAYMENTS

            4.1 Voluntary Reduction of Commitments; Repayment. (a) Upon at least one Business Day's prior written notice (or telephonic notice confirmed in writing) to Administrative Agent at the Notice Office (which notice Administrative Agent shall promptly transmit to each Lender), Borrower shall have the right, without premium or penalty, to terminate the unutilized portion of the Revolving Commitments or the Swing Line Commitment, as the case may be, in part or in whole; provided that (x) any such voluntary termination of the Revolving Commitments shall apply to reduce proportionately and permanently the Revolving Commitment of each Lender, (y) any partial voluntary reduction pursuant to this Section 4.1 shall be in the amount of at least $10,000,000 and integral multiples of $5,000,000 in excess of that amount and (z) any such voluntary termination of the Revolving Commitments shall occur simultaneously with a voluntary prepayment, pursuant to Section 4.3, such that the total of the Revolving Commitments shall not be reduced below the aggregate principal amount of outstanding Revolving Loans plus the aggregate LC Obligations and the Swing Line Loan Commitment.

            (b) In the event a Lender refuses to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as provided in Section 12.1(b), Borrower shall have the right (subject to the provisions of Section 12.1(b)), upon five (5) Business Days' prior written notice to Administrative Agent (which notice Administrative Agent shall promptly transmit to each of the Lenders), to terminate the entire Revolving Commitment of such Lender, so long as (i) all Loans, together with accrued and unpaid interest, fees and all other amounts, due and owing to such Lender are repaid concurrently with the effectiveness of such termination at which time Schedule 1.1 shall be deemed modified to reflect such changed amounts pursuant to Section 4.3(b) and (ii) Borrower cash collateralizes such Lender's Pro Rata Share of the LC Obligations (in the manner set forth in Section 4.4(a)) then outstanding. At such time, such Lender shall no longer constitute a "Lender" for purposes of this Agreement, except with respect to indemnification provisions under this Agreement which shall survive as to such repaid Lender.

            (c) Borrower shall repay the aggregate outstanding principal amount of the Revolving Loans on the Revolver Termination Date.

            (d) Borrower shall repay the aggregate outstanding principal amount of the Swing Line Loans upon demand therefor by the Swing Line Lender, and in any event on the Revolver Termination Date.

            4.2   Mandatory Reductions of Commitments.

            (a) Reduction of Revolving Commitment. The Revolving Commitments shall be reduced at the time and in the amounts required to be reduced pursuant to Section 4.4.

            (b) Proportionate Reductions. Each reduction or adjustment to the Revolving Commitments pursuant to this Section 4.2 shall apply proportionately to the Revolving Commitment of each Lender.

            4.3 Voluntary Prepayments. (a) Borrower shall have the right to prepay the Loans in whole or in part from time to time on the following terms and conditions: (i) Borrower shall give Administrative Agent irrevocable written notice at its Notice Office (or telephonic notice promptly confirmed in writing) of its intent to prepay the Revolving Loans or Swing Line Loans, the amount of such prepayment and the specific Borrowings to which such prepayment is to be applied, which notice shall be given by Borrower to Administrative Agent by 12:00 noon (New York City time) at least three Business Days prior to the date of such prepayment and which notice shall (except in the case of Swing Line Loans) promptly be transmitted by Administrative Agent to each of the applicable Lenders; (ii) each partial prepayment of any Borrowing (other than a Borrowing of Swing Line Loans) shall be in an aggregate principal amount of at least $1,000,000 and in integral multiples of $500,000 in excess thereof, and each partial prepayment of a Swing Line Loan shall be in an aggregate principal amount of at least $500,000 and in integral multiples of $100,000 in excess thereof; provided that no partial prepayment of Loans made pursuant to a single Borrowing shall reduce the aggregate principal amount of the outstanding Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto; (iii) Eurodollar Loans may only be prepaid pursuant to this Section 4.3 on the last day of an Interest Period applicable thereto or on any other day subject to Section 3.5; (iv) each prepayment in respect of any Borrowing shall be applied pro rata among the Loans comprising such Borrowing, provided, that such prepayment shall not be applied to any Revolving Loans of a Defaulting Lender at any time when the aggregate amount of Revolving Loans of any Non-Defaulting Lender exceeds such Non-Defaulting Lender's Pro Rata Share of all Revolving Loans then outstanding. The notice provisions, the provisions with respect to the minimum amount of any prepayment, and the provisions requiring prepayments in integral multiples above such minimum amount of this Section 4.3 are for the benefit of Administrative Agent and may be waived unilaterally by Administrative Agent.

            (b) In the event a Lender refuses to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as provided in Section 12.1(b), Borrower shall have the right (subject to the provisions of Section 12.1(b)), upon five (5) Business Days' prior written notice to Administrative Agent (which notice Administrative Agent shall promptly transmit to each of the Lenders), to repay all Loans, together with accrued and unpaid interest, fees and all other amounts due and owing to such Lender in accordance with said Section 12.1(b), so long as (A) in the case of the repayment of Revolving Loans of any Lender pursuant to this clause (b), the Revolving Commitment of such Lender is terminated concurrently with such repayment pursuant to Section 4.1(b) and (B) in the case of the repayment of Loans of any Lender, the consents required by
Section 12.1(b) in connection with the repayment pursuant to this clause (b) shall have been obtained.

            4.4   Mandatory Prepayments.

            (a) Prepayment Upon Overadvance. Borrower shall prepay (i) the outstanding principal amount of the Revolving Loans or the Swing Line Loans on any date on which the aggregate outstanding principal amount of such Loans together with the aggregate LC Obligations (after giving effect to any other repayments or prepayments on such day) exceeds the Revolving Commitments and
(ii) the outstanding principal amount of Swing Line Loans on any date on which the aggregate outstanding principal amount of such Loans exceeds the Swing Line Commitment, in the amount of such excess. If, after giving effect to the prepayment of all outstanding Revolving Loans, the aggregate LC Obligations exceeds the Revolving Commitments then in effect, Borrower shall cash collateralize LC Obligations by depositing, pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to Administrative Agent, cash with Administrative Agent in an amount equal to the difference between such LC Obligations and the Revolving Commitments then in effect. Administrative Agent shall establish in its name for the benefit of the Lenders a cash collateral account (the "Collateral Account") into which it shall deposit such cash to hold as collateral security for the LC Obligations.

            (b) Mandatory Prepayment Upon Asset Disposition. If Borrower or any of its Subsidiaries receives, directly or indirectly, any Net Sale Proceeds attributable to an Asset Disposition, then, to the extent such Net Sale Proceeds, together with the Net Sale Proceeds of all other Asset Dispositions of Borrower and its Subsidiaries occurring in the previous twelve months exceed $25,000,000 ("Excess Net Sale Proceeds"), the Revolving Commitments shall be permanently reduced (on a pro rata basis in proportion to the then outstanding Total Commitment) by the amount of such Excess Net Sale Proceeds so received by Borrower and its Subsidiaries. Notwithstanding the foregoing, Borrower and its Subsidiaries shall not be required to apply Excess Net Sale Proceeds of up to $50,000,000 received in any twelve-month period as set forth in the preceding sentence to the extent that (i) no Event of Default or Unmatured Event of Default exists on the date(s) of receipt of such Excess Net Sale Proceeds, (ii) Borrower complies with, and causes its Subsidiaries to comply with, the provisions of Section 7.12 with respect to the assets referred to in clause
(iii) below and (iii) Borrower uses such Excess Net Sale Proceeds to purchase assets to be used in the business of Borrower and its Subsidiaries within 365 days following the dates of the Asset Disposition(s) which give rise to such Excess Net Sale Proceeds and Borrower uses any Excess Net Sale Proceeds received from Asset Dispositions of Collateral to purchase property or assets that will constitute Collateral on and after the date of purchase; provided, however, that if all or any portion of such Excess Net Sale Proceeds not so applied to the prepayment of the Loans (resulting in a corresponding reduction in the Revolving Commitments) are not so used (or contractually committed to be used) within such 365-day period, such Excess Net Sale Proceeds or portion thereof shall be applied on the last day of such period to repay Loans and cash collateralize LC Obligations (in the manner set forth in Section 4.4(a)), and the Revolving Commitments shall be permanently reduced by an amount equal to such Excess Net Sale Proceeds or portion thereof. All prepayments pursuant to this Section 4.4(b) shall be applied in the manner set forth in Section 4.5.

            (c) Mandatory Prepayment Upon Recovery Event. If Borrower or any of its Subsidiaries receives, directly or indirectly, proceeds from a Recovery Event, then, to the extent such proceeds (net of reasonable costs and taxes incurred in connection with such Recovery Event), together with the proceeds of all other Recovery Events received by Borrower and its Subsidiaries in the previous twelve months, exceed $2,000,000 ("Excess Recovery Event Proceeds"), the Revolving Commitments shall be permanently reduced (on a pro rata basis in proportion to the then outstanding Total Commitment) by the amount of such Excess Recovery Event Proceeds. Notwithstanding the foregoing, Borrower and its Subsidiaries shall not be required to apply Excess Recovery Event Proceeds of up to $50,000,000 received in any twelve-month period as set forth in the preceding sentence to the extent that (i) no Event of Default or Unmatured Event of Default exists on the date(s) of receipt of such Excess Recovery Event Proceeds,
(ii) Borrower complies with, and causes its Subsidiaries to comply with, the provisions of Section 7.12 with respect to the assets referred to in clause
(iii) below and (iii) Borrower uses such Excess Recovery Event Proceeds to rebuild or purchase replacement assets to be used in the business of Borrower and its Subsidiaries within 365 days following such date(s) and Borrower uses any Excess Recovery Event Proceeds received in respect of Collateral to rebuild or purchase replacement assets that will constitute Collateral on and after the date of obtaining such replacement assets; provided, however, that if all or any portion of such Excess Recovery Event Proceeds not so applied to the prepayment of the Loans (resulting in a corresponding reduction in the Revolving Commitments) are not so used (or contractually committed to be used) within such 365-day period, such Excess Recovery Event Proceeds or portion thereof shall be applied on the last day of such period to repay Loans and cash collateralize LC Obligations (in the manner set forth in Section 4.4(a)), and the Revolving Commitments shall be permanently reduced by an amount equal to such Excess Recovery Event Proceeds or portion thereof. In addition, if Borrower and its Subsidiaries receive Excess Recovery Event Proceeds in excess of $50,000,000 in any twelve-month period, such Excess Recovery Event Proceeds shall not be required to be applied as set forth in the first sentence of this Section 4.4(c) to the extent that (i) no Event of Default or Unmatured Event of Default exists on the date(s) of receipt of such Excess Recovery Event Proceeds, (ii) Borrower promptly submits to Administrative Agent and the Lenders a detailed reinvestment plan (a "Reinvestment Plan") providing for the reinvestment of such Excess Recovery Event Proceeds in replacement assets to be used in the business of Borrower and its Subsidiaries, and such plan is approved by the Required Lenders (with such conditions and other terms as the Required Lenders require) and (iii) Borrower complies with, and causes its Subsidiaries to comply with, the provisions of Section 7.12 with respect to any such assets, complies with the Reinvestment Plan and complies with any other terms and conditions imposed by the Required Lenders in connection with their approval of the Reinvestment Plan; provided, however, that if all or any portion of such Excess Recovery Event Proceeds not so applied to the prepayment of the Loans (resulting in a corresponding reduction in the Revolving Commitments) are not used in accordance with the terms of the Reinvestment Plan within any period specified in the Reinvestment Plan, such Excess Recovery Event Proceeds or portion thereof shall be applied on the last day of such period to repay Loans and cash collateralize LC Obligations (in the manner set forth in Section 4.4(a)), and the Revolving Commitments shall be permanently reduced by an amount equal to such Excess
Recovery Event Proceeds or portion thereof.   All prepayments pursuant to this
Section 4.4(c) shall be applied in the manner set forth in Section 4.5.

            4.5 Application of Prepayments. Except as expressly provided in this Agreement, all prepayments of principal made by Borrower pursuant to
Section 4.4 shall be applied, in each case, in proportional amounts equal to each Lender's applicable Pro Rata Share of such prepayment, (i) first, to the payment of the then outstanding balance of the Swing Line Loans, (ii) next, to the payment of the then outstanding balance of the Revolving Loans constituting Base Rate Loans, (iii) next, to the payment of the then outstanding balance of Revolving Loans constituting Eurodollar Loans, in such order as Borrower shall request (and in the absence of such request, as Administrative Agent shall determine) and (iv) next, to the cash collateralization of LC Obligations (in the manner set forth in Section 4.4(a)). If any repayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount, such Borrowing shall immediately be converted into Base Rate Loans. All prepayments shall include payment of accrued interest on the principal amount so prepaid, shall be applied to the payment of interest before application to payment of principal and shall include amounts payable, if any, under Section 3.5; provided, however, that to the extent that any prepayment required by
Section 4.4 would require prepayment of any Eurodollar Loan on a day other than the last day of the Interest Period with respect thereto and would result in the incurrence of costs pursuant to Section 3.5 then, unless an Event of Default has occurred and is continuing, the amount that would be required to be applied to prepay such Borrowing, at Borrower's option, may be paid on such day to Administrative Agent and held as cash in a collateral account established by Administrative Agent, for the benefit of the Lenders, securing such Borrowing until the last day of the Interest Period with respect to such Borrowing, at which time such amount shall be applied to prepay such Borrowing (provided that, in determining which Borrowings are to be repaid hereunder, prepayments required by Section 4.4 shall be allocated by Borrower in such manner as will minimize the necessity and duration of any deferral of prepayment pursuant to this proviso).

            4.6   Method and Place of Payment.

            (a) Except as otherwise specifically provided herein, all payments under this Agreement shall be made without set-off or counterclaim and, except as otherwise expressly provided herein, shall be made to Administrative Agent, for the ratable account of the Lenders entitled thereto, not later than 12:00 Noon (New York City time) on the date when due and shall be made in immediately available funds in lawful money of the United States of America and in each case to the account specified therefor for Administrative Agent or if no account has been so specified at the Payment Office, it being understood that written, telex or telecopy notice by Borrower to Administrative Agent to make a payment from the funds in Borrower's account at the Payment Office shall constitute the making of such payment to the extent of such funds held in such account. Administrative Agent will thereafter cause to be distributed on the same day (if payment was actually received by Administrative Agent prior to 12:00 Noon (New York City time) on such day) like funds relating to the payment of principal or interest or fees ratably to the Lenders entitled to receive any such payment in accordance with the terms of this Agreement. If and to the extent that any such distribution shall not be so made by Administrative Agent in full on the same day (if payment was actually received by Administrative Agent prior to 12:00 Noon (New York City time) on such day), Administrative Agent shall pay to each Lender its ratable amount thereof and each such Lender shall be entitled to receive from Administrative Agent, upon demand, interest on such amount at the overnight Federal Funds Rate for each day from the date such amount is paid to Administrative Agent until the date Administrative Agent pays such amount to such Lender.

            (b) Any payments under this Agreement which are made by Borrower later than 12:00 Noon (New York City time) shall, for the purpose of calculation of interest, be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension, except that with respect to Eurodollar Loans, if such next succeeding Business Day is not in the same month as the date on which such payment would otherwise be due hereunder or under any Note, the due date with respect thereto shall be the next preceding applicable Business Day.

            (c) Unless Administrative Agent shall have received notice from Borrower prior to the date on which any payment is due to the Lenders hereunder that Borrower will not make such payment in full, Administrative Agent may assume that Borrower has made such payment in full to Administrative Agent as required hereunder on such date and Administrative Agent may (but shall not be so required), in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent Borrower shall not have made such payment in full to Administrative Agent, each Lender shall repay to Administrative Agent on demand such amount distributed to such Lender together with interest thereon for each day from the date such amount was distributed to such Lender until the date such Lender repays such amount to Administrative Agent at the Federal Funds Rate as in effect for each such day.

            4.7   Net Payments.

            (a) All payments made by any Credit Party hereunder or under any Loan Document will be made without setoff, counterclaim or other defense.
Except as provided in Section 4.7(d), all payments hereunder and under any of the Loan Documents (including, without limitation, payments on account of principal and interest and fees) shall be made by Borrower and each other Credit Party free and clear of and without withholding for or on account of any present or future tax, duty, levy, impost, assessment or other charge of whatever nature now or hereafter imposed by any Governmental Authority, but excluding therefrom
(i) a tax imposed on the overall net income (including a franchise tax based on net income) of the lending office of the Lender in respect of which the payment is made by the jurisdiction in which the Lender is incorporated or the jurisdiction (or political subdivision or taxing authority thereof) in which its lending office is located, (ii) in the case of any Lender organized under the laws of any jurisdiction other than the United States or any State thereof (including the District of Columbia), any taxes imposed by the United States by means of withholding at the source unless such withholding results from a change in applicable law, treaty or regulations or the interpretation or administration thereof (including, without limitation, any guideline or policy not having the force of law) by any authority charged with the administration thereof subsequent to the date such Lender becomes a Lender with respect to the Loan or portion thereof affected by such change and (iii) any tax imposed on or measured by the overall net income (including a franchise tax based on net income) of a Lender or an office or branch thereof by the United States of America or any political subdivision or taxing authority thereof or therein (such tax or taxes, other than any excluded tax or taxes, being herein referred to as "Tax" or "Taxes"). If Borrower is required by law to make any deduction or withholding of any Taxes from any payment due hereunder or under any of the Loan Documents, then the amount payable will be increased to such amount which, after deduction from such increased amount of all such Taxes required to be withheld or deducted therefrom, will not be less than the amount due and payable hereunder had no such deduction or withholding been required.

            (b) If Borrower makes any payment hereunder or under any of the Loan Documents in respect of which it is required by law to make any deduction or withholding of any Taxes, it shall pay the full amount to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under applicable law and shall deliver to the Lenders within 30 days after it has made such payment to the applicable authority a receipt issued by such authority evidencing the payment to such authority of all amounts so required to be deducted or withheld from such payment.

            (c) Without prejudice to the provisions of Section 4.7(a), if any Lender, or Administrative Agent on its behalf, is required by law to make any payment on account of Taxes on or in relation to any amount received or receivable hereunder or under any of the other Loan Documents by such Lender, or Administrative Agent on its behalf, or any liability for Tax in respect of any such payment is imposed, levied or assessed against any Lender, or Administrative Agent on its behalf, Borrower will promptly indemnify such person against such Tax payment or liability, together with any interest, penalties and expenses (including reasonable counsel fees and expenses) payable or incurred in connection therewith, including any tax of any Lender arising by virtue of payments under this Section 4.7(c), computed in a manner consistent with Section 4.7(a). A certificate as to the amount of such payment by such Lender, or Administrative Agent on its behalf, absent manifest error, shall be final, conclusive and binding upon all parties hereto for all purposes.

            (d) Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to Borrower and Administrative Agent on or prior to the Closing Date, or in the case of a Lender that is an Assignee of an interest under this Agreement pursuant to Section 3.7 or 12.8 (unless the respective Lender was already a Lender hereunder immediately prior to such assignment), on or prior to the date of such assignment to such Lender, (i) two accurate and complete original signed copies of IRS Form 4224 or 1001 (or successor forms) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note or other Loan Document, or (ii) if the Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either IRS Form 1001 or 4224 pursuant to clause (i) above,
(x) a certificate substantially in the form of Exhibit 4.7(d) (any such certificate, a "Section 4.7(d)(ii) Certificate") and (y) two accurate and complete original signed copies of IRS Form W-8 (or successor form) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note or other Loan Document. In addition, each Lender agrees that from time to time after the Closing Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to Borrower and Administrative Agent two new accurate and complete original signed copies of IRS Form 4224 or 1001, or Form W-8 and a Section 4.7(d)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding Tax with respect to payments under this Agreement and any Note or other Loan Document, or it shall immediately notify Borrower and Administrative Agent of its inability to deliver any such form or certificate. Notwithstanding anything to the contrary contained in Section 4.7(a), but subject to Section 12.8(c) and the immediately succeeding sentence, (x) to the extent Borrower is required to do so by law, Borrower shall be entitled to deduct or withhold income or similar Taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Lender which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for United States Federal income tax purposes to the extent that such Lender has not provided to Borrower IRS Forms that establish a complete exemption from such deduction or withholding and (y) Borrower shall not be obligated pursuant to Section 4.7(a) hereof to gross-up payments to be made to a Lender in respect of income or similar Taxes imposed by the United States unless such Lender has provided to Borrower the IRS Forms and/or the Section 4.7(d)(ii) Certificate, as applicable, required to be provided to Borrower pursuant to this
Section 4.7(d) (unless the failure to provide any such form or certificate results from a change in applicable law, treaty or regulations or the interpretation or administration thereof (including, without limitation, any guidance or policy not having the force of law) by any authority charged with the administration thereof subsequent to the date such Lender becomes a Lender with respect to the Loan or portion thereof affected by such change). Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 4.7 and except as set forth in Section 12.8(c), Borrower agrees to pay additional amounts and to indemnify each Lender in the manner set forth in Section 4.7(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Closing Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar Taxes.

            (e) Each Lender agrees that, as promptly as practicable after it becomes aware of the occurrence of any event or the existence of any condition that would cause Borrower to make a payment in respect of any Taxes to such Lender pursuant to Section 4.7(a) or a payment in indemnification for any Taxes pursuant to Section 4.7(c), it will use reasonable efforts to make, fund or maintain the Loan (or portion thereof) of such Lender with respect to which the aforementioned payment is or would be made through another lending office of such Lender if as a result thereof the additional amounts which would otherwise be required to be paid by such Borrower in respect of such Loans (or portions thereof) or participation in Letters of Credit pursuant to Section 4.7(a) or
Section 4.7(c) would be materially reduced, and if, as determined by such Lender, in its reasonable discretion, the making, funding or maintaining of such Loans or participation in Letters of Credit (or portions thereof) through such other lending office would not otherwise materially adversely affect such Loans or such Lender. Borrower agrees to pay all reasonable expenses incurred by any Lender in utilizing another lending office of such Lender pursuant to this
Section 4.7(e). Each such Lender will provide Borrower, upon request, with an estimate of all expenses that such Lender would incur in utilizing another lending office pursuant to this Section 4.7(e).



                                    ARTICLE V

                              CONDITIONS OF CREDIT

            5.1 Conditions to Closing Date. This Agreement shall become effective and the Closing Date shall occur on the date of satisfaction of all of the following conditions precedent:

            (a) Credit Agreement and Notes. Borrower shall have duly executed and delivered to Administrative Agent, with a signed counterpart for each Lender, this Agreement (including all schedules, exhibits, certificates, opinions and financial statements delivered pursuant hereto), the Notes payable to the order of each applicable Lender in the amount of their respective Commitments and all other Loan Documents to which Borrower is a party, all of which shall be in full force and effect;

            (b) Subsidiary Guaranty. Each Subsidiary Guarantor shall have duly executed and delivered to Administrative Agent, with a signed counterpart for each Lender, a Subsidiary Guaranty in the form of Exhibit 5.1(b) (as modified, supplemented or amended from time to time, the "Subsidiary Guaranty") and all other Loan Documents to which it is a party, all of which documents shall be in full force and effect;

            (c) Security Agreement. Borrower and each Subsidiary Guarantor shall have duly authorized, executed and delivered a Security Agreement substantially in the form of Exhibit 5.1(c) (as modified, supplemented or amended from time to time, the "Security Agreement") together with:

                  (i) proper financing statements (Form UCC-1 or such other financial statements or similar notices as shall be required by local law) fully executed for filing under the UCC or other appropriate filing offices of each jurisdiction as may be necessary or, in the reasonable opinion of Administrative Agent, desirable to perfect the security interests purported to be created by the Security Agreement;

                  (ii) certified copies of Requests for Information or Copies (Form UCC-1), or equivalent reports, listing all effective financing statements or similar notices that name Borrower or any Subsidiary Guarantor (by its actual name or any trade name, fictitious name or similar name), or any division or other operating unit thereof, as debtor and that are filed in the jurisdictions referred to in clause (i) above, together with copies of such other financing statements (none of which shall cover the Collateral except to the extent evidencing Permitted Liens or for which Administrative Agent shall have received termination statements (Form UCC-3 or such other termination statements as shall be required by local law) fully executed for filing);

                  (iii) evidence of the completion of all other recordings and filings of, or with respect to, the Security Agreement and all other actions as may be necessary or, in the reasonable opinion of Administrative Agent, desirable to perfect the security interests intended to be created by the Security Agreement; and

                  (iv) evidence that all other actions necessary, or in the reasonable opinion of Administrative Agent, desirable to perfect the security interests purported to be taken by the Security Agreement have been taken;

            (d) Pledge Agreements. On the Closing Date, (i) Borrower and each Subsidiary Guarantor holding shares of Capital Stock of any Domestic Subsidiary (other than the Capital Stock of Valtimet, Inc. And TIMET Capital Trust I) shall have duly authorized, executed and delivered a Pledge Agreement substantially in the form of Exhibit 5.1(d) (as modified, supplemented or amended from time to time, the "Pledge Agreement") and shall have delivered to Collateral Agent, as Pledgee, all the Pledged Securities referred to therein then owned, if any, by Borrower or any Subsidiary Guarantor, (x) endorsed in blank in the case of promissory notes constituting Pledged Securities and (y) together with executed and undated stock powers, in the case of capital stock constituting Pledged Securities and (z) the Pledge Agreement and such other documents shall be in full force and effect; and (ii) Borrower shall have duly authorized, executed and delivered, or shall have caused to be duly authorized, executed and delivered, the instruments or documents necessary or desirable to effect the pledge to Collateral Agent, for the benefit of the Secured Creditors, of 65% of the outstanding Capital Stock of TIMET U.K. Ltd., and all such instruments and documents (collectively, the "U.K. Pledge Agreement") shall be in form and substance reasonably satisfactory to Administrative Agent;

            (e) Mortgages; Title Insurance. Administrative Agent shall have received:

                  (i) fully executed counterparts of deeds of trusts, mortgages and similar documents in each case in form and substance reasonably satisfactory to Administrative Agent (each a "Mortgage" and, collectively, the "Mortgages"), which Mortgages shall cover such of the real property owned by Borrower as shall be listed in Schedule 6.11(c) (each a "Mortgaged Property" and, collectively, the "Mortgaged Properties"), together with evidence that counterparts of the Mortgages have been delivered to the title insurance company insuring the Lien of the Mortgages for recording in all places to the extent necessary or desirable, in the reasonable judgment of Administrative Agent, to create a valid and enforceable first priority lien on each Mortgaged Property (subject only to Permitted Liens) in favor of Collateral Agent (or a trustee acting on behalf of Collateral Agent required or desired under local law) for the benefit of the Secured Creditors on the Closing Date; and

                  (ii) mortgagee title insurance policies (or binding commitments to issue such title insurance policies) which shall (A) be issued to Collateral Agent for the benefit of the Secured Creditors by title insurance companies satisfactory to Administrative Agent (the "Mortgage Policies") in amounts reasonably satisfactory to Administrative Agent insuring that the Mortgages are valid and enforceable first priority mortgage liens on the respective Mortgaged Properties, free and clear of all defects, encumbrances and other Liens except Permitted Liens, (B) be in form and substance reasonably satisfactory to Administrative Agent, (C) include, as appropriate, an endorsement for future advances under this Agreement, the Notes and the Mortgages and such other endorsements that Administrative Agent in its discretion may reasonably request, (D) not include an exception for mechanics' liens, and (E) provide for affirmative insurance and such reinsurance (including direct access agreements) as Administrative Agent in its discretion may reasonably request.

            (f) Opinions of Counsel. Administrative Agent shall have received, with a copy for each Lender, (i) from Sherman & Howard L.L.C., special counsel to Borrower, an opinion addressed to Administrative Agent, Collateral Agent and each of the Lenders and dated the Closing Date in substantially the form set forth in Exhibit 5.1(f)-1 and covering such other matters incident to the transactions contemplated herein as Administrative Agent may reasonably request, (ii) from Robert E. Musgraves, General Counsel of Borrower, an opinion addressed to Administrative Agent, Collateral Agent and each of the Lenders and dated the Closing Date in substantially the form set forth in Exhibit 5.1(f)-2 and covering such other matters incident to the transactions contemplated herein as Administrative Agent may reasonably request, (iii) from Winston & Strawn, special counsel to Administrative Agent and Collateral Agent, an opinion in form and substance satisfactory to Administrative Agent and (iv) opinions of local counsel to Borrower or Administrative Agent dated the Closing Date, each of which shall be in form and substance reasonably satisfactory to Administrative Agent, which opinions shall cover such matters incident to the transactions contemplated herein and in the other Loans Documents as Administrative Agent may reasonably request;

            (g)   Corporate Proceedings.

                  (i) On the Closing Date, Administrative Agent shall have received, with a copy for each Lender, (y) a copy of the resolutions, in form and substance satisfactory to Administrative Agent, of the Board of Directors of each Credit Party authorizing (A) the execution, delivery and performance of each Loan Document to be entered into on the Closing Date to which it is a party, and (B) the granting by it of the pledge and security interests, if any, granted by it pursuant to any such Loan Document and (z) a copy of the Certificate of Incorporation and By-Laws or other Organizational Documents of each Credit Party, in each case certified by the Secretary or an Assistant Secretary of each Credit Party as of the Closing Date in a certificate substantially in the form of Exhibit 5.1(g) hereto, and all of the foregoing (including each such Certificate of Incorporation, By-Laws and other Organizational Documents) shall be reasonably satisfactory to Administrative Agent;

                  (ii) On the Closing Date, all corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory in form and substance to Administrative Agent, and Administrative Agent shall have received all information and copies of all certificates, documents and papers, including good standing certificates, bring-down certificates and any other records of corporate proceedings and governmental approvals, if any, which Administrative Agent reasonably may have requested in connection therewith, such documents and papers, where appropriate, to be certified by proper corporate or governmental authorities;


            (h) Affiliate Agreements; Tax Sharing Agreements; Debt Agreements. On or prior to the Closing Date, there shall have been delivered to Administrative Agent true and correct copies, certified as true and complete by a Responsible Officer of Borrower, of:

                  (i) all agreements entered into by Borrower or any Subsidiary of Borrower with one or more of its or their Affiliates with respect to the transactions referred to in subsection (3) of the last sentence of Section 8.8 (collectively, the "Affiliate Agreements");

                  (ii) all agreements evidencing or relating to Indebtedness to Remain Outstanding (collectively, the "Debt Agreements"); and

                  (iii) all tax sharing, disaffiliation tax allocation and other similar agreements entered into by Borrower or any Subsidiary of Borrower with any Person other than Borrower or any Subsidiary of Borrower (collectively, the "Tax Sharing Agreements");

all of which Affiliate Agreements, Debt Agreements and Tax Sharing Agreements shall be in form and substance satisfactory to Administrative Agent and shall be in full force and effect on the Closing Date, except such agreements previously identified to Administrative Agent which will be terminated in connection with the consummation of this Agreement;

            (i) Adverse Change. On or prior to the Closing Date, nothing shall have occurred (and neither Administrative Agent nor any Lender shall have become aware of any facts or conditions not previously known) which Administrative Agent or the Required Lenders shall determine has, or reasonably could be expected to have, a Material Adverse Effect;

            (j) No Disruption of Financial and Capital Markets . Since June 16, 1997, there shall have been no material adverse change in the market for syndicated bank credit facilities, and there shall not have occurred and be continuing any material disruption of, or a material adverse change in, the financial banking or capital markets that would have a material adverse effect on the syndication of the credit facilities provided herein, in each case as determined by Administrative Agent in its sole discretion;

            (k) Approvals. All necessary governmental (domestic and foreign) and third party approvals and/or consents necessary in connection with the transactions contemplated by the Documents and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of all or any part of such transactions contemplated by the Documents and otherwise referred to herein or therein. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing material adverse conditions upon all or any part of the transactions contemplated by the Documents or the making of the Loans or the issuance of Letters of Credit;

            (l) Litigation. No action, suit or proceeding (including, without limitation, any inquiry or investigation) by any entity (private or governmental) shall be pending or, to the best knowledge of any officer of Borrower, threatened with respect to this Agreement, any other Loan Document or any documentation executed in connection herewith or therewith to secure, evidence or guarantee the Obligations or the transactions contemplated hereby or thereby, or with respect to any of the Indebtedness to Remain Outstanding or the obligations being refinanced in connection with the consummation of this Agreement or which Administrative Agent or the Required Lenders shall determine could reasonably be expected to have a Material Adverse Effect, and no injunction or other restraining order shall have been issued or a hearing therefor be pending or noticed with respect to this Agreement or any other Document or any documentation executed in connection herewith or therewith to secure, evidence or guarantee the Obligations or with the transactions contemplated hereby or thereby;

            (m) Fees. Borrower shall have paid to Administrative Agent and the Lenders all costs, fees and expenses (including, without limitation, legal fees and expenses) payable to Administrative Agent and the Lenders to the extent then due;

            (n) Environmental Assessments; Insurance. On the Closing Date, Administrative Agent shall have received:

                  (i) environmental reports from Environ International Corporation for Borrower's or one of its Subsidiaries' properties located at Albany, Oregon; Toronto, Ohio; and Pomona, California, and from Tetra Tech EM Inc. for Borrower's property located at Henderson, Nevada, the results of which shall be in form and substance reasonably satisfactory to Administrative Agent; and

                  (ii)  evidence of insurance complying with the requirements of
      Section 7.8 for the business and properties of Borrower and each Subsidiary of the Borrower, in scope, form and substance satisfactory to Administrative Agent and naming Administrative Agent as an additional insured, mortgagee and/or loss payee, as applicable, and stating that such insurance shall not be canceled or revised without 30 days' prior written notice by the insurer to Administrative Agent;

            (o) Appointment of Agent. Administrative Agent shall have received a letter from CT Corporation System, presently located at 1633 Broadway, New York, New York 10019, substantially in the form of Exhibit 5.1(o) hereto, indicating its consent to its appointment by Borrower as its agent to receive service of process as specified in Section 12.9 of this Agreement;

            (p) Financial Information. Administrative Agent and the Lenders shall have received (i) historical financial statements of Borrower and its consolidated Subsidiaries for the twelve month periods ended December 31, 1994, 1995 and 1996, and for the quarterly period ended March 31, 1997, (ii) pro forma financial statements of the Borrower and its consolidated Subsidiaries for the twelve month periods ended December 31, 1995 and 1996, and (iii) detailed financial forecasts prepared by management (collectively, the "Financial Statements"), and the Financial Statements shall be in form and substance acceptable to Administrative Agent and the Required Lenders. The historical Financial Statements for 1994, 1995 and 1996 shall have been reported on by Coopers & Lybrand L.L.P. and the results of such report and findings by such accounting firm shall be in form and substance acceptable to Administrative Agent;

            (q)   Termination of Existing Credit Agreement.

                  (i) On or prior to the Closing Date, the total commitments under the Existing Credit Agreement shall have been terminated, all loans thereunder shall have been repaid in full, together with interest thereon, all letters of credit, if any, issued thereunder shall have been terminated and all other amounts owing pursuant to the Existing Credit Agreement shall have been repaid in full and the Existing Credit Agreement shall have been terminated on terms and conditions reasonably satisfactory to Administrative Agent and be of no further force or effect. On the Closing Date, Administrative Agent shall have received (x) true and correct copies of the Existing Credit Agreement Termination Documents, which Existing Credit Agreement Termination Documents shall be in form and substance reasonably satisfactory to Administrative Agent and all terms and conditions of the termination of the Existing Credit Agreement shall be reasonably satisfactory to Administrative Agent and all such conditions shall have been satisfied to the reasonable satisfaction of Administrative Agent or waived with the consent of Administrative Agent and (y) evidence in form, scope and substance reasonably satisfactory to Administrative Agent that the matters set forth in this Section 5.1(q) have been satisfied on such date;



                  (ii) The lenders under the Existing Credit Agreement shall have terminated and released all security interests in and Liens on the assets owned by Borrower or any of its Subsidiaries or delivered to Administrative Agent all documentation, in form and substance satisfactory to Administrative Agent, necessary or reasonably requested by Administrative Agent to cause such termination and release.
      Administrative Agent shall have received such releases of security interest in and Liens on the assets owned by Borrower or any of its Subsidiaries as may have been requested by Administrative Agent, which releases shall be in form and substance reasonably satisfactory to Administrative Agent. Without limiting the foregoing, there shall have been delivered (A) proper termination statements (Form UCC-3 or the appropriate equivalent) for filing under the UCC of each jurisdiction where a financing statement (Form UCC-1 or the appropriate equivalent) was filed with respect to Borrower or any Subsidiary of Borrower in connection with the security interests created with respect to the Existing Credit Agreement and the documentation related thereto and (B) all collateral owned by Borrower or any of its Subsidiaries in the possession of any secured party under the Existing Credit Agreement or any agent, collateral agent or trustee for the creditors under the Existing Credit Agreement or any financial institution party to the Existing Credit Agreement or any related agreement;

            (r) Existing Indebtedness. On the Closing Date and after giving effect to the transactions contemplated hereby, Borrower shall not have any Indebtedness outstanding except for the Loans and the Indebtedness to Remain Outstanding listed on Schedule 6.5(d).

            (s) Due Diligence Review. The Lenders shall have completed a due diligence investigation of each Credit Party in scope, and with results, reasonably satisfactory to the Lenders, and nothing shall have come to the attention of the Lenders during the course of such due diligence investigation to lead them to believe (i) that any written information, exhibit or report (including, without limitation, any financial information) furnished by or on behalf of any Credit Party to Administrative Agent or any Lender was or has become misleading, incorrect or incomplete in any material respect or (ii) that any Credit Party would not have good and marketable title to all of its assets; without limiting the generality of the foregoing, the Lenders shall have been given such access to management, records, books of account, contracts and properties of each Credit Party as they shall have reasonably requested;

            (t) Tax and Accounting Aspects of Transactions. Administrative Agent and the Required Lenders shall be reasonably satisfied with all tax and accounting matters relating to the Borrower and its Subsidiaries and the transactions contemplated hereby.

            (u) Incumbency. Administrative Agent shall have received, with a signed counterpart for each Lender, a certificate of the Secretary or an Assistant Secretary of each Credit Party, in form and substance reasonably satisfactory to Administrative Agent, dated the date of the Closing Date as to the incumbency and signature of the officers of such Credit Party executing any Loan Document to which it is a party and any certificate or other document or instrument to be delivered pursuant hereto or thereto by or on behalf of such Credit Party, together with evidence of the incumbency of such Secretary or Assistant Secretary;

            (v) Officer's Certificate. Administrative Agent shall have received, with a signed counterpart for each Lender, a certificate executed by a Responsible Officer of Borrower, dated the Closing Date and substantially in the form of Exhibit 5.1(v) hereto, stating that the representations and warranties set forth in Article VI hereof and in the other Loan Documents are true and correct in all material respects (or, with respect to representations and warranties qualified by materiality, in all respects) as of the date of the certificate, that no Event of Default or Unmatured Event of Default has occurred and is continuing, that the conditions of Section 5.1 hereof have been fully satisfied (except that no opinion need be expressed as to Administrative Agent's, any Lender's or the Required Lenders' satisfaction with any document, instrument or other matter) and that no Liens (except for Permitted Liens) have been placed against the Collateral or the Mortgaged Property since the respective dates of the searches of financing statements filed under the UCC and delivered pursuant to Section 5.1(c); and

            (w) Other Matters. All corporate and other proceedings taken in connection with the transactions contemplated by this Agreement at or prior to the date of this Agreement, and all documents incident thereto, will be reasonably satisfactory in form and substance to Administrative Agent; and the Lenders shall have received such other instruments and documents as Administrative Agent shall reasonably request in connection with the execution of this Agreement, and all such instruments and documents shall be reasonably satisfactory in form and substance to Administrative Agent.

            5.2 Conditions Precedent to All Credit Events. The agreement of each Lender to make a Loan and of the Facing Agent to issue a Letter of Credit (including, without limitation, its initial Loans and Letters of Credit hereunder, but other than any Revolving Loans the proceeds of which are used exclusively to repay Refunded Swing Line Loans) is subject to the satisfaction of all of the following conditions precedent:

            (a) Representations and Warranties. The representations and warranties contained in this Agreement and the other Loan Documents shall each be true and correct in all material respects at and as of such time, as though made on and as of such time except to the extent such representations and warranties are (i) expressly made as of a specified date in which event such representations and warranties shall be true and correct as of such specified date or (ii) qualified by materiality, in which event such representations and warranties shall be true and correct in all respects.

            (b) No Default. No Event of Default or Unmatured Event of Default shall have occurred and shall then be continuing on such date or will occur after giving effect to such Credit Event.

            (c)   Notice of Borrowing; Letter of Credit Request.

                  (i) Prior to the making of each Loan, Administrative Agent shall have received a Notice of Borrowing meeting the requirements of
      Section 2.5.

                  (ii) Prior to the issuance of each Letter of Credit, Administrative Agent and the Facing Agent shall have received a Letter of Credit Request meeting the requirements of Section 2.9(c).

                  (iii) Prior to the amendment of each Letter of Credit, Administrative Agent and the Facing Agent shall have received a Letter of Credit Amendment Request meeting the requirements of Section 2.9(c).

            The acceptance of the benefits of each such Credit Event by Borrower shall be deemed to constitute a representation and warranty by it to the effect of paragraphs (a) and (b) of this Section 5.2 (except that no opinion need be expressed as to Administrative Agent's or Required Lenders' satisfaction with any document, instrument or other matter).

            Each Lender hereby agrees that by its execution and delivery of its signature page hereto, such Lender approves of and consents to each of the matters set forth in Section 5.1 and Section 5.2 which must be approved by, or which must be satisfactory to, Administrative Agent, the Required Lenders or the Lenders, as the case may be; provided that, in the case of any agreement or document which must be approved by, or which must be satisfactory to, the Required Lenders or the Lenders, Administrative Agent or Borrower shall have delivered, upon request by any Lender, a copy of such agreement or document to such Lender on or prior to the Closing Date.



                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

            In order to induce the Lenders to enter into this Agreement and to make the Loans, and issue (or participate in) the Letters of Credit as provided herein, Borrower makes the following representations, warranties and agreements as of the Closing Date and as of the date of each subsequent Credit Event, all of which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans and issuance of the Letters or Credit, with the occurrence of each Credit Event on or after the Closing Date being deemed to constitute a representation and warranty that the matters specified in this
Article VI are true and correct on and as of the Closing Date and on and as of the date of each such Credit Event, provided that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct on the date of each Credit Event but only as of such specified date:

            6.1 Corporate Status. Borrower and each of its Subsidiaries (i) is a duly organized and validly existing corporation, partnership, limited liability company or other entity in good standing under the laws of the jurisdiction of its organization (or the equivalent thereof in the case of Foreign Subsidiaries), (ii) has the corporate, partnership or other requisite power and authority to own its property and assets and to transact the business in which it is engaged and presently proposed to engage in and (iii) is duly qualified and is authorized to do business and is in good standing in each other jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification, except in the case of this clause (iii) for such failures to be so qualified which, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

            6.2 Corporate Power and Authority. Each Credit Party has the corporate, partnership or other requisite power and authority to execute, deliver and perform the terms and provisions of each of the Loan Documents to which it is a party and has taken all necessary corporate, partnership or other action to authorize the execution, delivery and performance by it of each of such Loan Documents. Each Credit Party has duly executed and delivered each of the Loan Documents to which it is a party, and each of such Loan Documents constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

            6.3 No Violation. Neither the execution, delivery or performance by any Credit Party of the Loan Documents to which it is a party (including, without limitation, the granting of Liens pursuant to the Security Documents), nor compliance by it with the terms and provisions thereof, nor the consummation of the transactions contemplated therein (i) will contravene any provision of any Requirement of Law applicable to any Credit Party, (ii) will conflict with or result in any breach of or constitute a tortious interference with any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of any Credit Party pursuant to the terms of any Contractual Obligation to which any Credit Party is a party or by which it or any of its property or assets is bound or to which it may be subject, except to the extent that any such conflict, breach, interference or default, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect,
(iii) will violate any provision of any Organizational Document of any Credit Party or (iv) requires or will require any approval of stockholders or any approval or consent of any Person (other than a Governmental Authority), except as set forth on Schedule 6.3.

            6.4   Governmental and Other Approvals.  Except as set forth on
Schedule 6.4 hereto and except for the recording of the Mortgages, filings with the United States Patent and Trademark Office to record liens on the Patents (as defined in the Security Agreement), and the filing of any UCC financing statements which shall be recorded and filed, respectively, on, or as soon as practicable after, the date hereof, no order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any Governmental Authority, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Loan Document or (ii) the legality, validity, binding effect or enforceability of any such Loan Document, in each case, except as have been obtained and are in full force and effect.

            6.5 Financial Statements; Financial Condition; Undisclosed Liabilities Projections; etc.

            (a) Financial Statements. (i) The consolidated balance sheet of Borrower at December 31, 1994, 1995 and 1996 and at March 31, 1997, and the related statements of operations, cash flows and shareholders' equity of Borrower for the Fiscal Year or other period ended on such dates, as the case may be, certified copies of which have been furnished to the Lenders prior to the date hereof which, in the case of the December 31, 1994, 1995 and 1996 financial statements have been examined by Coopers & Lybrand L.L.P., independent certified public accountants, who delivered an unqualified opinion in respect thereto, are complete and correct in all material respects, were prepared in accordance with GAAP consistently applied (except as may be indicated in the notes thereto and subject, in the case of interim statements, to normal year end adjustments), and present fairly the financial condition and results of operations of Borrower and its Subsidiaries as of the dates and for the periods covered thereby and (ii) the pro forma statements of operations of Borrower for the years ended December 31, 1995 and 1996, which give effect to the Pro Forma Transactions, present a good faith estimate of the pro forma financial condition and results of operations of Borrower and its Subsidiaries as of the date and for the periods covered thereby and were prepared in accordance with GAAP consistently applied in a manner consistent with the preparation of the historical financial statements of Borrower. There has been no material adverse change in the business, operations, assets or financial or other condition of Borrower and its Subsidiaries, taken as a whole, from that reflected on the financial statements for the Fiscal Year ended December 31, 1996.

            (b) Solvency. On and as of the Closing Date, after giving effect to all Indebtedness (including the Loans) being incurred, and available to be incurred (and the use of proceeds thereof), and Liens created, and to be created, by Borrower in connection with the transactions contemplated hereby,
(i) the sum of the assets, at a fair valuation, of each of Borrower and its Material Subsidiaries will exceed its debts; (ii) neither Borrower nor any Material Subsidiary has incurred or intends to, or believes that it will, incur debts beyond its ability to pay such debts as such debts mature; and (iii) each of Borrower and its Material Subsidiaries will have sufficient capital with which to conduct its business. For purposes of this Section 6.5(b) "debt" means any liability on a claim, and "claim" means (y) any right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured (including all obligations, if any, under any Plan or the equivalent for unfunded past service liability, and any other unfunded medical and death benefits) or (z) any right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

            (c) No Undisclosed Liabilities. Except as fully reflected in the financial statements and the notes related thereto delivered pursuant to Section 6.5(a) and on Schedule 6.5(d), there were as of the Closing Date (and after giving effect to the transactions contemplated hereby) no liabilities or obligations with respect to Borrower or its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, would be material to Borrower and its Subsidiaries, taken as a whole.



            (d) Indebtedness. Schedule 6.5(d) sets forth a true and complete list of all Indebtedness (other than the Loans and the Letters of Credit) of Borrower and its Subsidiaries as of the Closing Date and which is to remain outstanding after giving effect to the transactions contemplated hereby (the "Indebtedness to Remain Outstanding"), in each case showing the aggregate principal amount thereof (and the aggregate amount of any undrawn commitments with respect thereto) and the name of the respective obligor and any other entity which directly or indirectly guaranteed such debt. Borrower has delivered or caused to be delivered to Administrative Agent a true and complete copy of the form of each instrument evidencing Indebtedness for money borrowed listed on Schedule 6.5(d) and of each instrument pursuant to which such Indebtedness for money borrowed was issued.

            (e) Projections. The financial projections dated as of June 4, 1997 and delivered to Administrative Agent and the Lenders on or before the Closing Date, and each of the projections delivered after the Closing Date pursuant to Section 7.2(e) (collectively, the "Projections") have been prepared on a basis consistent with the financial statements referred to in Section 6.5(a) and are based on good faith estimates and assumptions believed by management of Borrower to be reasonable as of the date of such financial projections. Borrower believes that the Projections delivered to Administrative Agent and the Lenders are reasonable and attainable, it being understood that uncertainty is inherent in any forecasts or projections and that no assurance can be given that the results set forth in the Projections will actually be obtained.

            6.6 Litigation. There are no actions, suits or proceedings pending or, to the best knowledge of any officer of Borrower, threatened (i) with respect to this Agreement or any other Loan Document or any of the transactions contemplated hereby or thereby, (ii) with respect to any Indebtedness or Capital Stock of Borrower or any of its Subsidiaries or (iii) which, if adversely determined, could have a Material Adverse Effect.

            6.7 True and Complete Disclosure. All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of Borrower or any of its Subsidiaries in writing to Administrative Agent or any Lender (including, without limitation, all information contained in the Documents) (other than the Projections as to which Section 6.5(e) applies) for purposes of or in connection with this Agreement or any transaction contemplated herein is, and all other such factual information (taken as a whole together with all factual information theretofore or contemporaneously furnished by or on behalf of Borrower or any of its Subsidiaries in writing to Administrative Agent or any Lender) hereafter furnished by or on behalf of Borrower or any of its Subsidiaries in writing to Administrative Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated herein are and will be true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.

            6.8   Use of Proceeds; Margin Regulations.

            (a) Loan Proceeds. All proceeds of the Loans incurred hereunder shall be used by Borrower to repay borrowings, if any, outstanding on the Closing Date, under the Existing Credit Agreement, and for general corporate purposes and working capital purposes of Borrower and its Subsidiaries (including acquisitions permitted hereunder).

            (b) Margin Regulations. No part of the proceeds of any Loan will be used to purchase or carry any margin stock (as defined in Regulation G of the Board), directly or indirectly, or to extend credit for the purpose of purchasing or carrying any such margin stock, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Loans or extensions of credit under this Agreement to be considered a "purpose credit"



within the meaning of Regulation G, T, U or X of the Board.

            6.9   Taxes.

            (a) Tax Returns and Payments. Each of Borrower and its Subsidiaries have filed or caused to be filed all tax returns which are required to be filed, except where failure to file any such returns could not reasonably be expected to have a Material Adverse Effect, and have paid or caused to be paid all taxes shown to be due and payable on said returns or on any assessments made against them or any of their respective material properties by any Governmental Authority (other than those the amount or validity of which is contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of Borrower or its Subsidiaries, as the case may be), except where failure to take any such action could not reasonably be expected to have a Material Adverse Effect; and no tax liens have been filed and no claims are being asserted with respect to any such taxes, fees or other charges (other than such liens or claims, the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided) which could reasonably be expected to have a Material Adverse Effect

            (b) Tax Examinations. Except as set forth on Schedule 6.9(b) hereto, as of the date hereof, the federal income tax returns of each of Borrower and its consolidated Domestic Subsidiaries have been examined by the IRS (or closed by applicable statutes) for all tax periods. There are no other tax examinations in progress with respect to Borrower and its Subsidiaries, except as set forth on Schedule 6.9(b). All deficiencies which have been asserted against Borrower and its Subsidiaries as a result of such examinations have been fully paid or finally settled or are being contested in good faith, and no issue has been raised in any such examination which, by application or similar principles, reasonably can be expected to result in assertion of a deficiency for any other year not so examined that has not been accrued on Borrower's and its Subsidiaries' audited financial statements for its most recently ended Fiscal Year that would be required to be so accrued in accordance with GAAP. Neither Borrower nor any of its Subsidiaries has knowledge of any material income tax liability with respect to open taxable years in excess of amounts accrued on such Person's financial statements for its most recently ended Fiscal Year that would be required to be so accrued in accordance with GAAP, nor does Borrower or any of its Subsidiaries anticipate any further material tax liability with respect to such open taxable years taken as a whole in excess of such accrued amounts.

            6.10 Compliance With ERISA. Except as set forth on Schedule 6.10 hereto, each Plan is in substantial compliance with ERISA and the Code; no Reportable Event which could reasonably be expected to result in the termination of any Plan has occurred with respect to a Plan; no Multiemployer Plan is insolvent or in reorganization; the aggregate fair market value of the assets of each Plan (exclusive of any contributions due to the Plan) equals or exceeds the present value of the benefit liabilities as of the latest actuarial valuation date for the Plan (but not prior to 12 months prior to the date hereof) determined on the basis of a shutdown of the Borrower in accordance with actuarial assumptions used by the PBGC in single-employer plan terminations and since its last valuation date there have been no amendments to such Plan that have materially increased the present value of the accrued benefits under, and no other material adverse change in the funding status of, such Plan (using the actuarial funding assumptions then in effect for such Plan); no Plan has an accumulated or waived funding deficiency, has permitted decreases in its funding standard account or has applied for an extension of any amortization period within the meaning of Section 412 of the Code; neither Borrower nor any ERISA Affiliate has incurred any material liability to or on account of a Plan pursuant to Section 409, 502(i), 502(d), 515, 4062, 4063, 4064, 4069, 4201 or
4204 of ERISA or Section 4971 or 4975 of the Code or is expected to incur any material liability under any of the foregoing Sections with respect to any Plan; no proceedings have been instituted to terminate any Plan; no condition exists which presents a material risk to Borrower or any ERISA Affiliate of incurring a material liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; using actuarial assumptions and computation methods consistent with subpart 1 of Subtitle E of Title IV of ERISA, Borrower and its Subsidiaries and its ERISA Affiliates would not have any material liability to all Plans which are Multiemployer Plans in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ending prior to the date of any Credit Event; no Lien imposed under the Code or ERISA on the assets of Borrower or any of its Subsidiaries or any ERISA Affiliate exists or is likely to arise on account of any Plan; and Borrower and its Subsidiaries do not maintain or contribute to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides benefits to retired employees (other than as required by Section 601 of ERISA) or any employee pension benefit plan (as defined in Section 3(2) of ERISA) the obligations with respect to either of which could reasonably be expected to have a Material Adverse Effect.
            6.11  Security Documents.

            (a) Security Agreement Collateral. The provisions of the Security Agreement and each Additional Security Agreement are effective to create in favor of Collateral Agent for the benefit of the Secured Creditors a legal, valid and enforceable security interest in all right, title and interest of Borrower and the Subsidiary Guarantors in the Collateral described therein, and the Security Agreement and each Additional Security Agreement, together with the filings of Form UCC-1 and the recordation in the United States Patent and Trademark Office, as described in the next succeeding sentence, as well as other filings that have been made and are in full force and effect, create a fully perfected first lien on, and security interest in, all right, title and interest of Borrower and the Subsidiary Guarantors in all of the Collateral described therein (except as expressly set forth in the Security Agreement or any Additional Security Agreement), subject to no other Liens other than Permitted Filings (as defined in the Security Agreement) and Permitted Liens. The recordation in the United States Patent and Trademark Office of assignments for security made pursuant to the Security Agreement and each Additional Security Agreement, together with filings on Form UCC-1 made pursuant to the Security Agreement and each Additional Security Agreement, will be effective, under Federal law, to perfect the security interest granted to Collateral Agent in the patents and patent applications covered by the Security Agreement and each Additional Security Agreement. The foregoing representations shall not be deemed to encompass the perfection of the security interests granted in respect of Collateral for which possession must be taken by a secured party in order to perfect its security interest under the UCC.

            (b) Pledged Securities. The security interests created in favor of Collateral Agent, as Pledgee for the benefit of the Secured Creditors under the Pledge Agreement and each Additional Pledge Agreement, constitute first perfected security interests in the Pledged Securities, if any, subject to no security interests of any other Person. No filings or recordings are required in order to perfect the security interests created in the Pledged Securities under the Pledge Agreement and each Additional Pledge Agreement, except the filing of UCC financing statements which shall be recorded and filed on, or as soon as practicable after, the date hereof and thereof, and except as have been made and are in full force and effect.

            (c) Real Estate Collateral. The Mortgages create, as security for the obligations purported to be secured thereby, a valid and enforceable perfected security interest in and Lien on all of the Mortgaged Property (and will create a valid and enforceable perfected security interest in and Lien on all fixtures and improvements relating to such Mortgaged Property and affixed or added thereto on or after the Closing Date) in favor of Collateral Agent (or such other trustee as may be named therein) for the benefit of the Secured Creditors, superior to and prior to the rights of all third Persons (except that the security interest created in the Mortgaged Property may be subject to the Permitted Liens related thereto) and subject to no other Liens (other than Permitted Liens). Schedule 6.11(c) contains a true and complete list of each parcel of real property owned or leased by Borrower and the Subsidiary Guarantors on the date hereof, and the type of interest therein held by Borrower or the relevant Subsidiary Guarantor. Borrower or the relevant Subsidiary Guarantor has good and marketable title to all Mortgaged Property free and clear of all Liens except those described in the first sentence of this Section 6.11(c).

            (d) U.K. Pledge Agreement. The security interests created in favor of Collateral Agent, as trustee on behalf of the Secured Creditors under the U.K. Pledge Agreement, constitute first perfected security interests in the pledged securities identified therein, subject to no security interests of any other Person. No filings or recordings are required in order to perfect the security interests created in the pledged securities under the U.K. Pledge Agreement, except as have been made and are in full force and effect.

            6.12 Senior Indebtedness. For as long as any BUCS remain outstanding, all principal and interest in respect of the Loans, Unpaid Drawings, reimbursement obligations under Letters of Credit and other obligations to pay fees and other amounts under this Agreement and the other Loan Documents to which Borrower is a party constitute Senior Indebtedness (as defined in the BUCS Transaction Documents) benefitting from the subordination provisions in the BUCS Transaction Documents, and such subordination provisions are in full force and effect and enforceable in accordance with their terms.

            6.13 Ownership of Property. Borrower or one of its Subsidiaries has good title to, a valid leasehold interest in, or a valid contractual agreement to use, all items of real and personal property material to its operations (except as to leasehold interests) free and clear of all Liens,
except Permitted Liens.   The items of real and personal property owned by,
leased to or used by Borrower and each Subsidiary constitute all of the assets material to the conduct of such Person's business as presently conducted, and neither this Agreement nor any other Loan Document, nor any transaction contemplated under any such agreement, will affect any right, title or interest of Borrower or any Subsidiary in and to any of such assets in a manner that would have or is reasonably likely to have a Material Adverse Effect. To the knowledge of Borrower, there are no actual, threatened or alleged defaults with respect to any leases of real property under which Borrower or any Subsidiary is lessee or lessor, which defaults, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Borrower and its Domestic Subsidiaries have granted mortgages to secure the Obligations on all parcels of real estate owned by Borrower or any of its Domestic Subsidiaries and material to the operations of Borrower and its Domestic Subsidiaries.

            6.14  Capitalization of Borrower.   The capitalization of Borrower
as of the Closing Date is set forth on Schedule 6.14 hereto. All outstanding shares of common or preferred stock of Borrower have been duly authorized and validly issued and are fully paid and non-assessable. As of the Closing Date, except as set forth on Schedule 6.14, no authorized but unissued or treasury shares of Capital Stock of Borrower are subject to any option, warrant, right to call or commitment of any kind or character. A complete and correct copy of each of the certificate of incorporation and by-laws of Borrower in effect on the Closing Date has been delivered to Administrative Agent. As of the Closing Date, except for the convertible debentures issued in connection with the BUCS and as otherwise set forth on Schedule 6.14, Borrower does not have any outstanding stock or securities convertible into or exchangeable for any shares of its Capital Stock, or any rights issued to any Person (either preemptive or other) to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims or any character relating to any of its Capital Stock or any stock or securities convertible into or exchangeable for any of its Capital Stock. As of the Closing Date, neither Borrower nor any of its Subsidiaries is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its Capital Stock or any convertible securities, rights or options of the type described in the preceding sentence (other than the retirement of the BUCS at their stated maturity).

            6.15  Subsidiaries.



            (a) Organization. Schedule 6.15 hereto sets forth, as of the Closing Date, a true, complete and correct list of each Subsidiary of Borrower and indicates for each such Subsidiary (i) its jurisdiction of incorporation and
(ii) its ownership (by holder and percentage interest). Borrower has no Subsidiaries except for Subsidiaries created in accordance with Section 8.15 and those Subsidiaries listed as such on Schedule 6.15 hereto.

            (b) Capitalization. As of the Closing Date, except as set forth on Schedule 6.15, all of the issued and outstanding shares of Capital Stock of each Subsidiary of Borrower are owned directly or indirectly by Borrower. All shares of Capital Stock of each Subsidiary of Borrower have been duly authorized and validly issued, are fully paid and non-assessable and, to the extent owned by Borrower, are owned, directly or indirectly, by Borrower, free and clear of all Liens except for Permitted Liens. No authorized but unissued or treasury shares of Capital Stock of any Subsidiary of Borrower are subject to any option, warrant, right to call or commitment of any kind or character (other than those held by Borrower or any Subsidiary of Borrower). A complete and correct copy of each of the certificate of incorporation and by-laws (or other Organizational Documents) of each Domestic Subsidiary of Borrower in effect on the Closing Date have been delivered to Administrative Agent.

            (c) Restrictions on or Relating to Subsidiaries. There does not exist any encumbrance or restriction on the ability of (i) any Subsidiary of Borrower to pay dividends or make any other distributions on its Capital Stock or any other interest or participation in its profits owned by Borrower or any other Subsidiary of Borrower, or to pay any Indebtedness owed to Borrower or a Subsidiary of Borrower, (ii) any Subsidiary of Borrower to make loans or advances to Borrower or any of Borrower's other Subsidiaries or (iii) Borrower or any of its Subsidiaries to transfer any of its properties or assets to Borrower or any of its other Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (x) applicable law, (y) this Agreement or the other Loan Documents or (z) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of Borrower or a Subsidiary of Borrower.

            6.16 Compliance With Law, Etc. Neither Borrower nor any of its Subsidiaries is in default under or in violation of any Requirement of Law or Contractual Obligation or under its Organizational Documents, as the case may be, in each case the consequences of which default or violation, either in any one case or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

            6.17 Investment Company Act. Neither Borrower nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

            6.18 Public Utility Holding Company Act. Neither Borrower nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

            6.19  Environmental Matters.

            (a) Each of Borrower and each of its Subsidiaries has complied in all respects with, and on the date of such Credit Event is in compliance in all respects with, all applicable Environmental Laws and Environmental Permits, except where any failure to comply, individually and in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

            (b) There are no past, pending and, to the best knowledge of Borrower, threatened Environmental Claims against Borrower or any of its Subsidiaries or any Premises, which Environmental Claims, individually or in the aggregate, could have a Material Adverse Effect. To the best knowledge of Borrower after diligent inquiry, there are no facts, circumstances, conditions or occurrences on any Premises or, to the best knowledge of Borrower, on any property adjoining any Premises that could reasonably be expected (i) to form the basis of an Environmental Claim against Borrower or any of its Subsidiaries or any such Premises, or (ii) to cause such Premises to be subject to any restrictions on the ownership, occupancy, use or transferability of such Premises under any Environmental Law, which Environmental Claims or restrictions, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

            (c) Neither Borrower nor any of its Subsidiaries has treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled or Released any Contaminant or owned, leased or operated any Premises so as to give rise to liabilities of Borrower or its Subsidiaries for response costs, natural resource damages or attorneys' fees pursuant to Environmental Laws, which liabilities, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

            (d) This Agreement does not impose any obligations on Borrower or any of its Subsidiaries for site investigation or cleanup, or notification to or consent of any Governmental Authority or any Person under any Environmental Laws (including, without limitation, any so-called "transaction-triggered" or "responsible property transfer" laws and regulations).

            (e) Neither Borrower nor any of its Subsidiaries has, either expressly or by operation of law, assumed or undertaken any liability or Response Action obligation of any other Person relating to any Environmental Laws, which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

            (f) Except for those items which, individually and in the aggregate, could not reasonably be expected to have a Material Adverse Effect, none of the following exist at any property or facility currently owned, leased or operated by Borrower or any of its Subsidiaries: (i) underground storage tanks, (ii) landfills, pits, ponds, lagoons or surface impoundments, (iii) asbestos containing materials, or (iv) materials or equipment containing polychlorinated biphenyls.

            6.20 Labor Relations. Neither Borrower nor any of its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect. There is (i) no significant unfair labor practice complaint pending against Borrower or any of its Subsidiaries or, to the knowledge of any officer of Borrower, threatened against any of them before the National Labor Relations Board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against Borrower or any of its Subsidiaries or, to the knowledge of any officer of Borrower, threatened against any of them, (ii) no significant strike, labor dispute, slowdown or stoppage is pending against Borrower or any of its Subsidiaries or, to the knowledge of any officer of Borrower, threatened against Borrower or any of its Subsidiaries and (iii) to the knowledge of any officer of Borrower, no question concerning union representation exists with respect to the employees of Borrower or any of its Subsidiaries, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as could not reasonably be expected to have a Material Adverse Effect.

            6.21  Intellectual Property, Licenses, Franchises and Formulas.
Each of Borrower and its Subsidiaries owns or holds licenses or other rights to or under all the patents, patent applications, trademarks, service marks, trademark and service mark registrations and applications therefor, trade names, copyrights, copyright registrations and applications therefor, trade secrets, proprietary information, computer programs, data bases, licenses, permits, franchises and formulas, or rights with respect to the foregoing (collectively, "Intellectual Property"), and has obtained assignments of all leases and other rights of whatever nature, necessary for the present conduct of its business, without any known material conflict with the rights of others, except where the lack of any of the foregoing, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Neither Borrower nor any of its Subsidiaries has knowledge of any existing or threatened claims by any Person contesting the validity, enforceability, use or ownership of the Intellectual Property, which claims, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

            6.22 Performance of Agreements. Neither Borrower nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any material Contractual Obligation of Borrower or any of its Subsidiaries, and no officer of Borrower or any Subsidiary has knowledge of any event or condition which with notice or the lapse of time or both would constitute such a default, except where such default or defaults, individually and in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

            6.23 Certain Fees. No broker's or finder's fees or commissions or any similar fees or commissions will be payable by Borrower or any Subsidiary with respect to the incurrence and maintenance of the Obligations, any other transaction contemplated by the Loan Documents or any services rendered in connection with such transactions. Borrower covenants that it will indemnify Administrative Agent and each Lender against and hold Administrative Agent and each Lender harmless from any claim, demand or liability for broker's or finder's fees or similar fees or commissions alleged to have been incurred in connection with any of the transactions contemplated hereby.

            6.24 Existing Credit Agreement. As of the Closing Date, the Existing Credit Agreement shall have been terminated in accordance with the Existing Credit Agreement Termination Documents, and all consents and approvals of, and filings and registrations with (other than the filing of the executed UCC termination statements and other documents furnished to Administrative Agent pursuant to Section 5.1(q)), and all other actions in respect of, all governmental agencies, authorities or instrumentalities and third parties required in order to consummate the termination of the Existing Credit Agreement shall have been obtained, given, filed or taken and are or will be in full force and effect (or effective judicial relief with respect thereto has been obtained).

            6.25 Regulation H. No Mortgage encumbers improved real property which is located in an area that has been identified by the Secretary of Housing and Urban Development or the Federal Emergency Management Agency or other applicable agency as an area having special flood hazards for which Borrower has not obtained, or caused one of its Subsidiaries to obtain, flood insurance covering the value of such real property in accordance with the National Flood Insurance Act of 1968, as amended.



                                   ARTICLE VII

                              AFFIRMATIVE COVENANTS

            Borrower hereby agrees that, so long as any of the Commitments remain in effect, or any Loan or LC Obligation remains outstanding and unpaid or any other amount is owing to any Lender or Administrative Agent hereunder, Borrower shall:

            7.1 Financial Statements. Furnish, or cause to be furnished, to each Lender:

            (a) Quarterly Financial Statements. As soon as available, but in any event not later than 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of Borrower, the unaudited consolidated balance sheet of Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income, retained earnings and of cash flows of Borrower and its consolidated Subsidiaries for such quarter and the portion of the Fiscal Year through the end of such quarter, setting forth in each case comparative figures for the related periods in the prior Fiscal Year and budgeted figures for such period as set forth in the respective budget delivered pursuant to Section 7.2(e), all of which shall be certified by the Chief Financial Officer of Borrower, subject to normal year-end audit adjustments;

            (b) Annual Financial Statements. As soon as available, but in any event within 90 days after the end of each Fiscal Year of Borrower, a copy of the consolidated balance sheet of Borrower and its consolidated Subsidiaries as at the end of such year and the related consolidated statements of income, retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year. Borrower shall provide a comparison between the consolidated balance sheets of Borrower and its Subsidiaries and the related consolidated statements of operations, shareholders' equity and cash flows referred to above and the budgeted figures for the relevant period as set forth in the respective budget delivered pursuant to Section 7.2(e);
all such financial statements shall be complete and correct in all material respects and shall be prepared in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by the accountants preparing such statements or the Chief Financial Officer, as the case may be, and disclosed therein) and, in the case of the consolidated financial statements referred to in Section 7.1(b), accompanied by a report thereon of independent certified public accountants of recognized national standing, which report shall contain no qualifications with respect to the continuance of Borrower and its Subsidiaries as going concerns and shall state that such financial statements present fairly the financial position of Borrower and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with GAAP and that the examination by such accountants in connection with such financial statements has been made in accordance with GAAP.

            7.2 Certificates; Other Information. Furnish to each Lender (or, if specified below, to Administrative Agent):

            (a) Accountant's Certificates. Concurrently with the delivery of the financial statements referred to in Section 7.1(b), (i) to the extent not contrary to the then current recommendations of the American Institute of Certified Public Accountants, a certificate from Coopers & Lybrand L.L.P. or other independent certified public accountants of nationally recognized standing, stating that, in the course of their annual audit of the books and records of Borrower, no Event of Default or Unmatured Event of Default has come to their attention which was continuing at the end of such Fiscal Year or on the date of their certificate, or if such an Event of Default or Unmatured Event of Default has come to their attention, the certificate shall indicate the nature of such Event of Default or Unmatured Event of Default and (ii) a letter, in form reasonably satisfactory to Administrative Agent from such accountants with respect to reliance on such accountants' certificate and report on the annual consolidated financial statements referred to in this Section 7.2(a);

            (b) Officer's Certificates. Concurrently with the delivery of the financial statements referred to in Sections 7.1(a) and 7.1(b), a certificate of the Chief Financial Officer of Borrower substantially in the form of Exhibit 7.2(b) stating that, to the best of such officer's knowledge, (i) such financial statements present fairly, in accordance with GAAP, the financial condition and results of operations of Borrower and its Subsidiaries for the period referred to therein (subject, in the case of interim statements, to normal recurring adjustments) and (ii) no Event of Default or Unmatured Event of Default has occurred, except as specified in such certificate and, if so specified, the action which Borrower proposes to take with respect thereto, which certificate shall set forth detailed computations to the extent necessary to establish Borrower's compliance with the covenants set forth in Article IX of this Agreement;

            (c) Audit Reports and Statements. Promptly following Borrower's receipt thereof, copies of all consolidated financial or other consolidated reports or statements, if any, submitted to Borrower or any of its Subsidiaries by independent public accountants relating to any annual or interim audit of the books of Borrower or any of its Subsidiaries;

            (d) Management Letters. Promptly after receipt thereof, a copy of any "management letter" received by Borrower or any of its Subsidiaries from its certified public accountants;

            (e) Budgets; Projections. As soon as available and in any event within sixty (60) days following the first day of each Fiscal Year of Borrower, an annual operating plan approved by the Board of Directors of Borrower (including budgeted statements of operations, income, cash flows, retained earnings and shareholders' equity and balance sheets) prepared by Borrower for each Fiscal Quarter of such Fiscal Year, with appropriate presentation and discussion of the principal assumptions upon which such budgets are based;

            (f) Public Filings. Within 10 days after the same become public, copies of all financial statements, filings, registrations and reports which Borrower may make to, or file with, the SEC or any successor or analogous Governmental Authority; and

            (g)   Other Requested Information.   Such other information
respecting the respective properties, business affairs, financial condition and/or operations of Borrower or any of its Subsidiaries as Administrative Agent or any Lender may from time to time reasonably request.

            7.3 Notices. Promptly and in any event within three Business Days after an officer of Borrower or of any of its Subsidiaries obtains knowledge thereof, give written notice to Administrative Agent (which shall promptly provide a copy of such notice to each Lender) of:

            (a) Event of Default or Unmatured Event of Default. The occurrence of any Event of Default or Unmatured Event of Default, accompanied by a statement of the Chief Financial Officer setting forth details of the occurrence referred to therein and stating what action Borrower proposes to take with respect thereto;

            (b) Litigation and Related Matters. The commencement of, or any material development in, any action, suit, proceeding or investigation pending or threatened against or affecting Borrower or any of its Subsidiaries or any of their respective properties before any arbitrator or Governmental Authority (i) in which the amount involved (in excess of the amount Borrower reasonably determines will be covered by insurance) is $10,000,000 or more or (ii) which could reasonably be expected to have a Material Adverse Effect;

            (c)   Environmental Matters.  The occurrence of one or more of the following environmental matters:  (i) any pending or threatened Environmental
Claim against Borrower or any of its Subsidiaries which could have a Material
Adverse Effect;  (ii) any condition or occurrence on or arising from any
Premises that (y) results in noncompliance by Borrower or any of its
Subsidiaries with any applicable Environmental Law which could have a Material
Adverse Effect, or (z) could reasonably be expected to form the basis of an
Environmental Claim against Borrower or any of its Subsidiaries which could have a Material Adverse Effect; (iii) any condition or occurrence on any real property at any time owned or operated by Borrower or any of its Subsidiaries that could reasonably be expected to cause such real property to be subject to an Environmental Lien or any other restrictions on the ownership, occupancy, use or transferability of such real property under any Environmental Law which could have a Material Adverse Effect; and (iv) the taking of any Response Action in response to the actual or alleged presence or Release of any Hazardous Material on any Premises which could have a Material Adverse Effect, as required by an
Environmental Law or any Governmental Authority.  All such notices shall describe in reasonable detail the nature of the Environmental Claim, investigation, condition, occurrence or Response Action and Borrower's or such
Subsidiary's response thereto.  In addition, Borrower will provide the Lenders
with copies of all written communications with any Governmental Authority or
Person relating to actual or alleged violations of Environmental Laws,
Environmental Claims or Response Actions (in each case, which could have a
Material Adverse Effect), and such detailed reports of any such violations of
Environmental Law, Environmental Claims or Response Actions as may reasonably be requested by the Lenders; and

            (d) Notice of Change in Control. Each occasion that any Change in Control shall occur, which notice shall set forth in reasonable detail the particulars of each such occasion.

            7.4   Conduct of Business and Maintenance of Existence.   (a)
Continue to engage in business of the same general type as now conducted by it;
(b) preserve, renew and keep in full force and effect its and each Subsidiary's corporate existence and take all reasonable action to maintain all rights, privileges and franchises material to its and those of each of its Subsidiaries' business except to the extent that failure to take any such action could not reasonably be expected to have a Material Adverse Effect and as otherwise permitted pursuant to Section 8.3; and (c) comply and cause each of its Subsidiaries to comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not in the aggregate reasonably be expected to have a Material Adverse Effect.

            7.5 Payment of Obligations. Pay or discharge or otherwise satisfy at maturity or, to the extent permitted hereby, prior to maturity or before they become delinquent, as the case may be, and cause each of its Subsidiaries to pay or discharge or otherwise satisfy at or, to the extent permitted by this Agreement, prior to maturity or before they become delinquent, as the case may be:

            (a) all taxes, assessments and governmental charges or levies imposed upon any of them or upon any of their income or profits or any of their respective properties or assets prior to the date on which penalties attach thereto; and

            (b) all lawful claims prior to the time they become a Lien (other than Permitted Liens) upon any of their respective properties or assets;

provided, however, that neither Borrower nor any of its Subsidiaries shall be required to pay or discharge any such tax, assessment, charge, levy or claim while the same is being contested by it in good faith and by appropriate proceedings diligently pursued so long as Borrower or such Subsidiary, as the case may be, shall have set aside on its books adequate reserves in accordance with GAAP (segregated to the extent required by GAAP) with respect thereto and title to any properties or assets material to the operations of Borrower and its Subsidiaries is not jeopardized in any material respect.

            7.6 Inspection of Property, Books and Records. (a) Keep, or cause to be kept, and cause each of its Subsidiaries to keep or cause to be kept, adequate records and books of account, in which complete entries are to be made reflecting its and their business and financial transactions, such entries to be made in accordance with sound accounting principles consistently applied and (b) permit, and cause each of its Subsidiaries to permit, Administrative Agent and any Lender or their respective representatives, at any reasonable time, and from time to time at the reasonable request of Administrative Agent or such Lender made to Borrower and upon reasonable notice, to visit and inspect its and their respective properties, to examine and make copies of and take abstracts from its and their respective records and books of account, and to discuss its and their respective affairs, finances and accounts with its and their respective principal officers, directors and independent public accountants (and by this provision Borrower authorizes such accountants to discuss with Administrative Agent and the Lenders and such representatives the affairs, finances and accounts of Borrower and its Subsidiaries).

            7.7   ERISA.  (i) As soon as practicable and in any event within ten
(10) days after Borrower or an ERISA Affiliate knows or has reason to know that a Reportable Event has occurred with respect to any Plan (whether or not the requirement for notice of such Reportable Event has been waived by the PBGC), deliver, or cause such ERISA Affiliate to deliver, to Administrative Agent a certificate of a Responsible Officer of Borrower or such ERISA Affiliate, as the case may be, setting forth the details of such Reportable Event and the action, if any, which Borrower or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given; (ii) upon the request of any Lender made from time to time, deliver, or cause each ERISA Affiliate to deliver, to each Lender a copy of the most recent actuarial report and annual report completed with respect to any Plan; (iii) as soon as possible and in any event within ten (10) days after Borrower or any of its ERISA Affiliates knows or has reason to know that any of the following have occurred or is reasonably likely to occur with respect to any Plan: (A) such Plan has been or may be terminated, reorganized, petitioned or declared insolvent under Title IV of ERISA, (B) the Plan Sponsor intends to terminate such Plan, (C) the PBGC has instituted or will institute proceedings under Section 515 of ERISA to collect a delinquent contribution to such Plan or under Section 4042 of ERISA to terminate such Plan, (D) that an accumulated funding deficiency has been incurred or that on application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or on extension of any amortization period under Section 412 of the Code, (E) that Borrower or any ERISA Affiliate will or may incur any liability (including, but not limited to, contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 401(a)(29), 4971, 4975 or 4980 of the Code or Section 409 or 502(1) of ERISA, or (F) Borrower has or may incur any liability under any employee welfare benefit plan (within the meaning of Section 3(1) of ERISA) that provides benefits to retired employees (other than as required by Section 601 of ERISA) or any employee pension benefit plans (as defined in Section 3(2) of ERISA), deliver, or cause an ERISA Affiliate to deliver, to Administrative Agent a written notice thereof (to the extent any such matter is not described on Schedule 6.10); and (iv) as soon as possible and in any event within thirty days after Borrower or any of its ERISA Affiliates knows or has reason to know that any of them has caused a complete withdrawal or partial withdrawal (within the meaning of Sections 4203 and 4205, respectively, of ERISA) from any Multiemployer Plan, deliver, or cause such ERISA Affiliate to deliver, to Administrative Agent a written notice thereof. For purposes of this Section 7.7, Borrower shall be deemed to have knowledge of all facts known by the Plan Administrator of any Plan of which Borrower is the Plan Sponsor, and each ERISA Affiliate of Borrower shall be deemed to have knowledge of all facts known by the Plan Administrator of any Plan of which such ERISA Affiliate is a Plan Sponsor. In addition to its other obligations set forth in this Article VII, Borrower shall, and shall cause each of its ERISA Affiliates to:

                  (A) provide Administrative Agent with prompt written notice, with respect to any Plan, of any failure to satisfy the minimum funding standard requirements of Section 412 of the Code;

                  (B) furnish to Administrative Agent, promptly after delivery of the same to the PBGC, a copy of any delinquency notice pursuant to Section 412(n)(4) of the Code;

                  (C) correct any such failure to satisfy funding requirements or delinquency referred to in the foregoing clauses (A) and (B) within ninety (90) days after the occurrence thereof, except where the failure to so satisfy could not reasonably be expected to have a Material Adverse Effect;

                  (D)   comply in good faith with the requirements set forth in
            Section 4980B of the Code and with Sections 601(a) and 606 of ERISA;


                  (E) at the request of any Lender, deliver to such Lender (and a copy to Administrative Agent) a complete copy of the annual report (Form 5500) of each Plan required to be filed with the Internal Revenue Service; and

                  (F) at the request of any Lender, deliver to such Lender (and a copy to Administrative Agent) copies of the annual reports and notices received by Borrower or any ERISA Affiliate with respect to any Plan or Foreign Pension Plan no later than ten (10) days after the date of such request.

            7.8 Maintenance of Property, Insurance. (i) Keep, and cause each of its Subsidiaries to keep, all property (including, but not limited to, real property and equipment) necessary in its business in good working order and condition, normal wear and tear and damage by casualty excepted, and subject to
Section 8.3(b); (ii) maintain, and cause each of its Subsidiaries to maintain, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons, provided, that such insurance shall be maintained with financially sound and reputable insurers, except that a portion of such insurance program (not to exceed that which is customary in the case of companies engaged in the same or similar business or having similar properties similarly situated) may be effected through self-insurance, provided adequate reserves therefor, in accordance with GAAP, are maintained; and (iii) furnish to each Lender, on the Closing Date and upon request thereafter, true and complete information as to the insurance carried. All insurance policies or certificates (or certified copies thereof) with respect to such insurance (A) shall be endorsed to Administrative Agent's reasonable satisfaction for the benefit of the Secured Creditors (including, without limitation, by naming Administrative Agent or Collateral Agent as loss payee or additional insured, as appropriate); and (B) shall state that such insurance policy shall not be canceled or revised without thirty days' prior written notice thereof by the insurer to Administrative Agent.

            7.9   Environmental Laws.

            (a) Comply with, and cause its Subsidiaries to comply with, and, in each case take reasonable steps to ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply with and maintain, and take reasonable steps to ensure that all tenants and subtenants obtain and comply with and maintain, any and all Environmental Permits required by applicable Environmental Laws, except to the extent that any failure to comply or ensure compliance with, or any failure to obtain, comply or maintain, or ensure the same with respect to any tenants or subtenants, individually or in the aggregate, could not have a Material Adverse Effect; and

            (b) Respond to any Release or threatened Release of any Contaminant which could have a Material Adverse Effect in a manner which complies in all material respects with applicable Environmental Laws; and

            (c) Respond diligently to any matters which could reasonably be expected to give rise to an Environmental Claim which could have a Material Adverse Effect, unless and to the extent that such Environmental Claim is being contested in good faith by Borrower or any of its Subsidiaries and adequate reserves have been established by Borrower with respect thereto in its financial statements in accordance with GAAP; and

            (d) Defend, indemnify and hold harmless Administrative Agent, Collateral Agent, and the Lenders, and their respective employees, agents, officers and directors, from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to (i) the breach by Borrower or any of its Subsidiaries of the representations, warranties and covenants contained in Sections 6.19 and 7.9, and (ii) the violation of, noncompliance with or liability under, any Environmental Law or Environmental Permit applicable to the Borrower, any of its Subsidiaries or Premises, or any orders, decrees, requirements or demands of Governmental Authorities or any Person related thereto, including, without limitation, reasonable attorneys' and consultants' fees, investigation and laboratory fees, costs arising from any Response Action, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor. The agreements in this Section 7.9(d) shall survive repayment of the Notes and all other Obligations.

            7.10 Annual Meetings with Lenders. Within 120 days after the close of each Fiscal Year, Borrower shall hold a meeting with respect to which all of the Lenders shall have received notice at least fourteen (14) days in advance, and to which all the Lenders shall be invited to attend, at which meeting shall be reviewed the financial results of the previous Fiscal Year and the financial condition of Borrower and its Subsidiaries and the budgets presented for the current Fiscal Year of Borrower and its Subsidiaries.

            7.11 Use of Proceeds. Use all proceeds of the Loans as represented in Section 6.8.

            7.12  Additional Security; Further Assurances.

            (a) Agreement to Grant Additional Security. Promptly, and in any event within 30 days after the acquisition by Borrower or any Subsidiary Guarantor of real or personal property of the type that would have constituted Collateral on the date hereof and investments (including, without limitation, Capital Stock of Domestic Subsidiaries and Capital Stock of Foreign Subsidiaries owned directly by Borrower or a Domestic Subsidiary) of the type that would have constituted Collateral on the date hereof (other than (x) any parcel of real estate with a fair market value at the date of acquisition thereof of less than $2,000,000 or (y) other assets with a fair market value of less than $2,000,000 in the aggregate) (the "Additional Collateral"), Borrower will, and will cause each Subsidiary Guarantor to, take all necessary action, including (i) the filing of appropriate financing statements under the provisions of the UCC, applicable domestic or local laws, rules or regulations in each of the offices where such filing is necessary or appropriate and (ii) with respect to real estate, the execution of a mortgage, the obtaining of Mortgage Policies, title surveys and real estate appraisals satisfying all Requirements of Law, to grant Collateral Agent, for the benefit of the Secured Creditors, a perfected Lien in such Collateral pursuant to and to the full extent required by the Security Documents and this Agreement; provided, however, that Borrower shall only be required to obtain real estate appraisals if and to the extent Administrative Agent determines, in its sole discretion, that such appraisals are required in order for Administrative Agent, Collateral Agent or the Lenders to comply with all Requirements of Law.

            (b) Additional Subsidiary Guarantors. Subject to the provisions of Section 7.12(g), Borrower agrees to cause each Domestic Subsidiary established, created or acquired in accordance with Section 8.15 to execute and deliver a guaranty of all Obligations substantially in the form of the Subsidiary Guaranty, with such changes thereto as Administrative Agent shall approve.

            (c) Pledge of New Subsidiary Stock. Borrower agrees to pledge (or cause its Domestic Subsidiaries to pledge) all of the Capital Stock owned by Borrower or a Domestic Subsidiary of each new Subsidiary established, created or acquired after the Closing Date to Collateral Agent, for the benefit of the Secured Creditors, pursuant to a pledge agreement in form and substance satisfactory to Administrative Agent, other than a Foreign Subsidiary with consolidated total assets of $1,000,000 or less as long as the consolidated total assets of all Foreign Subsidiaries owned directly by Borrower or its Domestic Subsidiaries the Capital Stock of which is not pledged hereunder does not in the aggregate exceed $1,500,000; provided, that the pledge of the Capital Stock of any new Subsidiary which is a Foreign Subsidiary shall (i) only be required to the extent owned directly by Borrower or its Domestic Subsidiaries,
(ii) be limited to 65% of the Capital Stock of such Foreign Subsidiary and (iii) any filings or recordations with respect to Foreign Subsidiaries will be made (or submitted for recordation) within 10 Business Days of the establishment, creation or acquisition thereof. No Foreign Subsidiary may be or become a shareholder of a Domestic Subsidiary.



            (d) Grant of Security by New Subsidiaries. Subject to the provisions of Section 7.12(g), Borrower will cause each Domestic Subsidiary established, created or acquired after the Closing Date in accordance with
Section 8.15 to grant to Collateral Agent, for the benefit of the Secured Creditors, a first priority Lien on all of such Subsidiary's real or personal property of the type that would have constituted Collateral on the date hereof and investments of the type that would have constituted Collateral on the date hereof (other than (x) any parcel of real estate with a fair market value at the time of the establishment, creation or acquisition of such Domestic Subsidiary of less than $2,000,000 or (y) other assets with a fair market value of less than $2,000,000 in the aggregate) upon terms similar to those set forth in the Security Documents as appropriate, and satisfactory in form and substance to Administrative Agent. Borrower shall cause each Domestic Subsidiary, at its own expense, to execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter register, file or record in any appropriate governmental office, any document or instrument reasonably deemed by Administrative Agent to be necessary or desirable for the creation and perfection of the foregoing Liens. Borrower will cause each of its Subsidiaries to take all actions requested by Administrative Agent (including, without limitation, the filing of UCC-1's and the furnishing of appropriate opinions of counsel) in connection with the granting of such security interests.

            (e) Documentation for Additional Security. The security interests required to be granted pursuant to this Section 7.12 shall be granted pursuant to such security documentation (which shall be substantially similar to the Security Documents already executed and delivered by Borrower and its Subsidiaries as of the date hereof) satisfactory in form and substance to Administrative Agent and shall constitute valid and enforceable perfected security interests prior to the rights of all third Persons and subject to no other Liens except Permitted Liens. The Additional Security Documents and other instruments related thereto shall be duly recorded or filed in such manner and in such places and at such times as are required by law to establish, perfect, preserve and protect the Liens in favor of Collateral Agent, for the benefit of the Secured Creditors, required to be granted pursuant to the Additional Security Document and all taxes, fees and other charges payable in connection therewith shall be paid in full by Borrower. At the time of the execution and delivery of the Additional Security Documents, Borrower shall cause to be delivered to Administrative Agent such agreements, opinions of counsel, title policies, surveys, real estate appraisals (if and to the extent required by Requirements of Law, as determined by Administrative Agent in its sole discretion) and other related documents as may be reasonably requested by Administrative Agent or the Required Lenders to assure themselves that this
Section 7.12 has been complied with.

            (f) Pledge of TIMET FSC, Ltd. As promptly as practicable and in any event within 90 days following the Closing Date, Borrower, at its own expense, shall (i) pledge 65% of the Capital Stock of TIMET FSC, Ltd. to Collateral Agent, for the benefit of the Secured Creditors, pursuant to a pledge agreement in form and substance satisfactory to Administrative Agent and (ii) cause Administrative Agent to receive, with a counterpart for each Lender, a legal opinion of Barbados counsel acceptable to Administrative Agent covering such matters in respect of such pledge agreement as Administrative Agent shall reasonably request.

            (g) Exclusion of TiPro. Notwithstanding the provisions of Sections 7.12(a), 7.12(b), 7.12(c) and 7.12(d), TiPro shall not be required to become a Subsidiary Guarantor or grant a security interest in any of its assets to secure the Obligations, and the Capital Stock of TiPro owned by Borrower and its Subsidiaries shall not be required to be pledged to Collateral Agent, for so long as the total outstanding Investment by Borrower and its Subsidiaries in TiPro is less than $5,000,000.

            (h) Exclusion of Valtimet, Inc. In the event the Valtimet Shareholders' Agreement is terminated or the transactions contemplated therein are not consummated within one year of the Closing Date, Valtimet, Inc. shall be treated for purposes of this Section 7.12 as a Domestic Subsidiary established after the Closing Date in accordance with Section 8.15, and Borrower agrees to take the actions required by Section 7.12(a) through Section 7.12(c) as if Valtimet, Inc. were a newly formed Domestic Subsidiary as of the earlier of such date of termination or one year after the Closing Date.

            7.13 End of Fiscal Years; Fiscal Quarters. Cause each of its and its Subsidiaries' annual accounting periods to end on or about December 31 of each year (each a "Fiscal Year", with quarterly accounting periods ending on or about March 31, June 30, September 30 and December 31 of each Fiscal Year (each a "Fiscal Quarter").

            7.14 Surveys. As promptly as practicable and, in any event within 60 days after the Closing Date (or on such later date as Administrative Agent, in its sole discretion, shall approve), Borrower shall furnish to Administrative Agent a survey, in form and substance satisfactory to Administrative Agent, of each Mortgaged Property listed on Schedule 6.11(c), dated a recent date acceptable to Administrative Agent, certified by a licensed professional surveyor in a manner satisfactory to Administrative Agent for the benefit of the Lenders.

                                  ARTICLE VIII

                               NEGATIVE COVENANTS

            Borrower hereby agrees that, so long as any of the Commitments remain in effect or any Loan or LC Obligation remains outstanding and unpaid or any other amount is owing to any Lender or Administrative Agent hereunder:

            8.1 Liens. Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist or agree to create, incur, assume or suffer to exist any Lien in, upon or with respect to any of its properties or assets (including, without limitation, any securities or debt instruments of any of its Subsidiaries), whether now owned or hereafter acquired, or assign or otherwise convey any right to receive income to secure any obligation, except for the following Liens (herein referred to as "Permitted Liens"):

            (a) Liens in favor of the Collateral Agent created pursuant to the Loan Documents;

            (b)   Customary Permitted Liens;

            (c) Liens existing on the date hereof to secure Indebtedness to Remain Outstanding listed on Schedule 6.5(d) hereto;

            (d) Liens on any property securing Indebtedness incurred or assumed for the purpose of financing all or any part of the acquisition, construction, repair or improvement cost of such property, provided that (A) any such Lien does not extend to any property other than the property being acquired or the property upon which construction is being performed or which is being repaired or improved, (B) such Lien either exists on the date hereof or is created in connection with the acquisition, construction, repair or improvement of such property as permitted by this Agreement, (C) the indebtedness secured by any such Lien (or the Capitalized Lease Obligation with respect to any Capitalized Lease) does not exceed 100% of the fair market value of the property being acquired or the cost of such construction, repair or improvement, as applicable, and (D) the Indebtedness secured thereby is permitted to be incurred pursuant to Section 8.2;

            (e) any Lien arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any Lien permitted by clauses (c) or
(d) of this Section 8.1; provided that such Indebtedness is not increased from that amount outstanding or available at the time of any such refinancing, extension, renewal or refunding (or, with respect to clause (c), that amount outstanding or available on the date hereof) and is not secured by any additional assets (other than assets subject to Liens otherwise permitted under clauses (c) or (d) of this Section 8.1); and

            (f) additional Liens incurred by Borrower and its Subsidiaries which do not secure Indebtedness for money borrowed so long as the fair market value of the property subject to such Liens, and the Indebtedness and other obligations secured thereby, do not exceed $2,000,000.

            8.2 Indebtedness. Borrower will not, and will not permit any of its Subsidiaries to, incur, create, assume directly or indirectly, or suffer to exist any Indebtedness except:

            (a) Indebtedness incurred pursuant to this Agreement and the other Loan Documents (other than Interest Rate Agreements and Other Hedging Agreements);

            (b)   Indebtedness secured by Liens permitted by Section 8.1(f);

            (c) Indebtedness under Interest Rate Agreements with any Lender or any Affiliate of a Lender entered into to protect Borrower or any of its Subsidiaries against fluctuations in interest rates in respect of the Obligations;

            (d) Indebtedness under Other Hedging Agreements providing protection against fluctuations in currency values in connection with Borrower's or any of its Subsidiaries' operations so long as management of Borrower or such Subsidiary, as the case may be, has determined that entering into such Other Hedging Agreements constitutes bona fide hedging activities and such Other Hedging Agreements are in form and substance reasonably satisfactory to Administrative Agent;

            (e) loans, advances and other extensions of credit by and between Borrower and any Subsidiary or by and between Subsidiaries (collectively, "Intercompany Loans") to the extent expressly permitted by Section 8.7; provided, however, that in the event of any subsequent issuance or transfer of any Capital Stock which results in the holder of any such Intercompany Loan ceasing to be a Subsidiary or Borrower or any subsequent transfer of such Intercompany Loan (other than to Borrower or any of its Subsidiaries) such Intercompany Loan shall be required to be permitted under another clause of this
Section 8.2; provided, further, that in the case of an Intercompany Loan consisting of a loan, advance or other extension of credit by a Foreign Subsidiary or a Domestic Subsidiary that is not a Wholly-Owned Qualified Domestic Subsidiary to Borrower or a Qualified Domestic Subsidiary, each such loan, advance or other extension of credit shall be subordinated to the indefeasible payment in full of all of the Obligations as provided in Section 8.7(g);

            (f)   Indebtedness evidencing or arising from the BUCS; and

            (g) Indebtedness in addition to that described in clauses (a) through (f) of this Section 8.2; provided, however, that the aggregate principal amount of the Indebtedness permitted under this Section 8.2(g) does not exceed $65,000,000 at any one time outstanding.

            8.3 Consolidation, Merger, Purchase or Sale of Assets, etc. Borrower will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve any of its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of all or any part of its property or assets, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property, assets or Capital Stock (other than purchases or other acquisitions of inventory, materials, equipment and intangible assets in the ordinary course of business) of any Person (or agree to do any of the foregoing); provided, however, that so long as prior to or simultaneously with such transactions, Borrower has complied with, and has caused its Subsidiaries to comply with, the provisions of Section 7.12, if applicable, and provided further that (except with respect to clause (c) below) no Collateral is transferred or otherwise disposed of for less than fair market value (i.e., on an arm's-length basis) to a Person who has not executed a security agreement in favor of Collateral Agent and a guaranty agreement in order to secure the Obligations:

            (a) each of Borrower and its Subsidiaries may make Asset Dispositions on an arm's-length basis for valid business purposes, as determined in good faith by the board of directors of such Person, provided that Borrower or such Subsidiary complies with Section 4.4(b);

            (b) each of Borrower and its Subsidiaries may in the ordinary course of business, sell, lease or otherwise dispose of any assets which, in the reasonable judgment of such Person, are obsolete, uneconomic, worn out or otherwise no longer useful in the conduct of such Person's business;

            (c) each of Borrower and its Subsidiaries may make Investments to the extent permitted by Section 8.7;

            (d) each of Borrower and its Subsidiaries may lease (as lessee) real or personal property in the ordinary course of business (so long as any such lease does not create a Capitalized Lease Obligation except to the extent permitted by Section 8.2);

            (e) each of Borrower and its Subsidiaries may make sales or other dispositions of Inventory in the ordinary course of business and consistent with past practices;

            (f) Borrower and its Subsidiaries may sell or discount, in each case without recourse and in the ordinary course of business, accounts receivable arising in the ordinary course of business (x) which are overdue or
(y) which Borrower reasonably determines are difficult to collect, but, in each case, only in connection with the compromise or collection thereof consistent with customary industry practice (and not as part of any bulk sale or financing of receivables);

            (g) (i) any OECD Foreign Subsidiary may sell or otherwise transfer assets to, or acquire assets from, or be merged with or into, any other OECD Foreign Subsidiary; (ii) any Non-OECD Foreign Subsidiary may sell or otherwise transfer assets to, or acquire assets from, or be merged with or into, any other Non-OECD Foreign Subsidiary; and (iii) Borrower may sell or otherwise transfer assets to or acquire assets from, any Subsidiary, and any Subsidiary may sell or otherwise transfer assets to, or acquire assets from Borrower or any other Subsidiary; notwithstanding the foregoing clauses (i), (ii) and (iii), (A) neither Borrower nor any of its Domestic Subsidiaries may sell or otherwise transfer assets that constitute Collateral to any entity other than Borrower or any Wholly-Owned Qualified Domestic Subsidiary, (B) any consideration paid by Borrower or any Domestic Subsidiary to any Foreign Subsidiary or Non-Wholly-Owned Subsidiary in connection with the acquisition of any such assets shall not be greater than the fair market value thereof, and (C) no sale or other transfer of assets may be made by Borrower or any Domestic Subsidiary to any Non-OECD Foreign Subsidiary or non-Wholly-Owned Subsidiary unless, at the time thereof and after giving effect thereto, the Leverage Ratio is not greater than 2.0 to 1 and no Event of Default or Unmatured Event of Default exists under this Agreement;

            (h) any Wholly-Owned Qualified Domestic Subsidiary may be merged into Borrower (as long as Borrower is the surviving corporation of such merger) or any other Wholly-Owned Qualified Domestic Subsidiary of Borrower;

            (i) Borrower and each of its Subsidiaries may make Permitted Acquisitions so long as, (1) to the extent the applicable business, division or product line includes assets or real or personal property of the type that would have constituted Collateral on the date hereof, Borrower or such Subsidiary shall have taken all of the actions specified in Section 7.12 with respect thereto, (2) after giving effect to any such Permitted Acquisition, including any Borrowings to fund all or any portion of the purchase price thereof, the aggregate Available Revolving Commitment of all Lenders, together with Borrower's Unrestricted Consolidated Cash, as of such date shall be equal to or greater than $40,000,000, (3) no Event of Default or Unmatured Event of Default shall have occurred and be continuing on the date such Permitted Acquisition is consummated or would result therefrom, (4) in the case of a Significant Acquisition, at least twenty (20) Business Days prior to the consummation of such Significant Acquisition, Borrower shall have delivered to Administrative Agent the historical financial statements for the last completed fiscal year and any interim period subsequent thereto of the business or Person being acquired and a certificate of the Chief Financial Officer of Borrower, in form and substance reasonably satisfactory to Administrative Agent, certifying (x) the accuracy and completeness of such financial statements in all material respects,
(y) that based on calculations made by Borrower (a copy of which shall be attached to such officer's certificate), after giving effect to such Significant Acquisition (including the incurrence or assumption of any indebtedness in connection therewith), the ratio of (A) Consolidated Debt (excluding, for purposes hereof, Indebtedness evidenced by the BUCS) to (B) Consolidated EBITDA (determined on a Pro Forma Basis both for the last four consecutive Fiscal Quarters for which financial statements were delivered (or were required to be delivered) pursuant to Section 7.1(a) and 7.1(b) immediately preceding the date on which such Significant Acquisition is consummated and on an Annualized Basis based on the most recently completed Fiscal Quarter for which financial statements were delivered (or required to be delivered) pursuant to Section 7.1(a) and 7.1(b) immediately preceding the date on which such Significant Acquisition is consummated), is not greater than 2.0 to 1 and (z) after giving effect to such Significant Acquisition, on a Pro Forma Basis, no Event of Default or Unmatured Event of Default will exist under this Agreement, (5) in the case of a Significant Acquisition, Administrative Agent shall have been satisfied, in its reasonable discretion, that the proposed Significant Acquisition could not reasonably be expected to result in materially increased tax, ERISA or environmental liabilities with respect to the Borrower and its Subsidiaries taken as a whole; and

            (j) any OECD Foreign Subsidiary may sell or discount, in the ordinary course of business, accounts receivable arising in the ordinary course of business; provided that the terms of any such arrangement are satisfactory in form and substance to Administrative Agent and any Indebtedness arising from any such sale is permitted under Section 8.2.

In the event the Required Lenders waive the provisions of this Section 8.3 with respect to the sale of any Collateral, or any Collateral is sold as permitted by this Section 8.3, such Collateral shall be sold free and clear of the Liens created by the Security Documents, and Administrative Agent and Collateral Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

            8.4 Dividends or Other Distributions. Borrower will not, and will not permit any of its Subsidiaries to, either: (i) declare or pay any dividend or make any distribution on or in respect of its Capital Stock or to the direct or indirect holders of its Capital Stock (except (a) dividends or distributions payable solely in its Capital Stock (other than Redeemable Stock or Exchangeable Stock) or in options, warrants or other rights to purchase such Capital Stock (other than Redeemable Stock or Exchangeable Stock), (b) dividends or distributions payable to Borrower or a Wholly-Owned Subsidiary of Borrower, and
(c) dividends and distributions payable by a Foreign Subsidiary or a Domestic Subsidiary that is not a Qualified Domestic Subsidiary pro rata to the holders of its outstanding Capital Stock); or (ii) purchase, redeem or otherwise acquire or retire for value any Capital Stock of Borrower; (iii) make any interest, principal or other payment on or purchase, defease, redeem, prepay, decrease or otherwise acquire or retire for value, prior to any scheduled final maturity, any other Indebtedness (including the BUCS) that by its terms is subordinate or junior in right of payment to the Obligations (any such dividend, distribution, purchase, redemption, repayment, repurchase, defeasance, other acquisition, retirement or Investment being hereinafter referred to as a "Restricted Payment"); provided, however, that, during such time as no Event of Default or Unmatured Event of Default has occurred and is continuing or would result therefrom:



            (a) Borrower may make any Restricted Payment if, after giving effect to such Restricted Payment, the ratio of (i) Consolidated Debt (excluding, for purposes of this calculation, Indebtedness evidenced by the BUCS) to (ii) Consolidated EBITDA (determined on a Pro Forma Basis both for the last four consecutive Fiscal Quarters for which financial statements were required to be delivered pursuant to Section 7.1(a) and 7.1(b) immediately preceding the date on which such Restricted Payment is made and on an Annualized Basis based on the most recently completed Fiscal Quarter for which financial statements were delivered (or were required to be delivered) immediately preceding the date on which such Restricted Payment is made), shall not exceed
1.0 to 1;

            (b) Borrower may make any Restricted Payment which, together with all other Restricted Payments made pursuant to this Section 8.4(b) since the date hereof, would not exceed the sum of the aggregate Net Offering Proceeds received by Borrower from the issue or sale of its Capital Stock (other than Redeemable Stock or Exchangeable Stock and other than an issuance or sale of Capital Stock to a Subsidiary or an employee stock ownership or benefit plan) subsequent to the date hereof;

            (c) Borrower may pay dividends within 60 days after the date of declaration thereof if at such date of declaration such dividend would have complied with this Section 8.4;

            (d) Borrower may make payments with respect to stock option plans and stock appreciation rights programs of Borrower and repurchase options and Common Stock upon the termination of employment, death, permanent disability or retirement of its employees, management or consultants, provided, that the aggregate amount expended by Borrower pursuant to this clause (d) shall not exceed $250,000 in any Fiscal Year of Borrower;

            (e) Borrower may purchase fractional interests in shares of its Capital Stock pursuant to the conversion or exchange provisions of such Capital Stock or the security being converted or exchanged, in an amount not to exceed $200,000 in any Fiscal Year of Borrower; and

            (f) Borrower may exchange any class or series of its Capital Stock for another class or series of Capital Stock of Borrower (other than Redeemable Stock or Exchangeable Stock).

            (g) on or after December 1, 1999, Borrower may make an offer to redeem the BUCS in whole or in part; provided that (i) at the time of furnishing of the notice of redemption pursuant thereto and on the redemption date, in each case after giving effect to the redemption of the BUCS proposed to be so redeemed and the incurrence of any Indebtedness incurred or that would be required to be incurred by Borrower and its Subsidiaries in connection therewith, the aggregate Available Revolving Commitment of all Lenders shall be equal to or greater than $50,000,000 and (ii) at the time of furnishing of the notice of redemption pursuant thereto and on the redemption date, the aggregate market value of the securities into which the BUCS proposed to be redeemed are freely convertible is more than 25% higher than the aggregate redemption price of the BUCS proposed to be redeemed (including, without limitation, any premium or other amounts payable upon redemption and accrued and unpaid interest or dividends to the redemption date).

            8.5 Limitation on Certain Restrictions on Subsidiaries. Borrower will not, and will not permit any of its Subsidiaries to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of Borrower to (i) pay dividends or make any other distributions on its Capital Stock or pay any Indebtedness or other obligation owed to Borrower or any of Borrower's other Subsidiaries, (ii) make any loans or advances to Borrower or any of Borrower's other Subsidiaries, or (iii) transfer any of its property or assets to Borrower or any of Borrower's other Subsidiaries, except:

            (a)   any encumbrance or restriction pursuant to an agreement in effect on the Closing Date and reflected on Schedule 8.5 hereto and any encumbrance or restriction contained in any instrument or agreement that constitutes a refinancing or replacement thereof, provided that no such encumbrance or restriction shall be more restrictive or onerous than those contained in the agreement being refinanced or replaced;

            (b) any encumbrance or restriction with respect to a Subsidiary of Borrower pursuant to an agreement relating to any Indebtedness issued by such Subsidiary on or prior to the date on which such Subsidiary became a Subsidiary of Borrower or was acquired by Borrower (other than Indebtedness issued in anticipation of such acquisition or Indebtedness issued as consideration in, or to provide all or any portion of the funds utilized to consummate, the transaction or series of related transactions pursuant to which such Subsidiary became a Subsidiary or was acquired by Borrower) and outstanding on such date;

            (c) any such encumbrance or restriction consisting of customary non-assignment provisions in leases governing leasehold interests to the extent such provisions restrict the transfer of the lease; and

            (d) in the case of clause (iii) above, Permitted Liens or other restrictions contained in security agreements or similar instruments relating to secured Indebtedness permitted hereby to the extent such restrictions restrict the transfer of the property subject to such security agreements.

            8.6   Issuance of Stock.

            (a) Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, issue, sell, assign, pledge or otherwise encumber or dispose of any shares of Capital Stock of any Subsidiary of Borrower, except (i) to Borrower, (ii) to another Wholly-Owned Subsidiary of Borrower, (iii) to qualify directors if required by applicable law, (iv) pursuant to employee stock ownership or employee or non-employee director benefit plans adopted in the ordinary course of business or (v) with respect to a Foreign Subsidiary, to satisfy applicable foreign legal requirements. Notwithstanding the foregoing, Borrower or its Subsidiaries may sell, transfer or issue the outstanding Capital Stock of a Subsidiary, subject to compliance with Section 4.4(b) and Section 8.3(a).

            (b) Borrower will not issue any Capital Stock, except for such issuances of Common Stock where after giving effect to such issuance, no Event of Default will exist under Section 10.1(l).

            8.7 Loans and Investments. Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, make any loans or make or own any Investments except as set forth below (provided, however, that, notwithstanding the following, Borrower and its Domestic Subsidiaries will not make capital contributions or other Investments which consist of Collateral to or in any Person (other than Borrower or a Wholly-Owned Qualified Domestic Subsidiary) to the extent that the aggregate fair market value of such Collateral exceeds $20,000,000 in any Fiscal Year of Borrower):

            (a) Borrower and its Subsidiaries may acquire and hold Cash and Cash Equivalents;

            (b) Borrower and its Subsidiaries may make and/or hold the Investments identified on Schedule 8.7 (as such Investments may be adjusted due to repayment of principal, payment of interest, return of capital and similar circumstances);

            (c) Borrower and its Subsidiaries may make or maintain advances to their employees in the ordinary course of business for (i) travel expenses and
(ii) other advances in the ordinary course of business in an aggregate principal amount not exceeding $250,000 at any one time outstanding;

            (d) Borrower and its Subsidiaries may acquire and hold Investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

            (e) Borrower and its Subsidiaries may enter into Interest Rate Agreements in compliance with Sections 8.2 and 8.16;

            (f) Borrower and its Subsidiaries may make deposits in the ordinary course of business consistent with past practices to secure the performance by Borrower or any of its Subsidiaries under agreements entered into in the ordinary course of business that are not otherwise prohibited under this Agreement;

            (g)   (i)   subject to paragraph (v) below of this clause (g), any
Subsidiary of Borrower may make loans, advances and other extensions of credit to Borrower;

                  (ii) subject to paragraph (v) below of this clause (g), Borrower and any Subsidiary of Borrower may make loans, advances, other extensions of credit and capital contributions to any Wholly-Owned Qualified Domestic Subsidiary;

                  (iii) Borrower and any Subsidiary of Borrower may make loans, advances, other extensions of credit and capital contributions to any OECD Foreign Subsidiary that is a Wholly-Owned Subsidiary of Borrower; provided, that, if any such OECD Foreign Subsidiary is owned directly by Borrower or a Domestic Subsidiary of Borrower, 65% (or such lesser percentage owned directly by Borrower and its Domestic Subsidiaries) of the Capital Stock of such OECD Foreign Subsidiary is pledged to the Collateral Agent, for the benefit of the Secured Creditors, pursuant to a pledge agreement (or functional equivalent thereof) in form and substance satisfactory to Administrative Agent;

                  (iv) Borrower and any Subsidiary of Borrower may make loans, advances, other extensions of credit and capital contributions to any non-Wholly-Owned Subsidiary or Non-OECD Foreign Subsidiary; provided, that, based on calculations made by Borrower (a copy of which shall be furnished to Administrative Agent), after giving effect to any such loan, advance, other extension of credit or capital contribution, as the case may be, the Leverage Ratio is not greater than 2.0 to 1 and no Event of Default or Unmatured Event of Default exists under this Agreement; and

                  (v) in the event the aggregate principal amount of all loans, advances or other extensions of credit (other than trade payables incurred in the ordinary course of business) made by any Foreign Subsidiary or any Domestic Subsidiary that is not a Wholly-Owned Qualified Domestic Subsidiary to Borrower or any Qualified Domestic Subsidiary of Borrower pursuant to paragraphs (i) or (ii) of this subsection (g) exceeds $2,000,000, the principal documents evidencing the terms of such loans, advances or extensions of credit shall contain the subordination provisions substantially in the form set forth on Exhibit 8.7(g), and any notes evidencing or issued in connection with such loans, advances or other extensions of credit shall be legended with a legend, in form and substance satisfactory to Administrative Agent, evidencing the subordination of the indebtedness evidenced thereby to the indefeasible payment in full of all of the Obligations;

            (h) Any Non-OECD Foreign Subsidiary may make loans, advances, other extensions of credit and capital contributions to or in any other Non-OECD Foreign Subsidiary;

            (i) Borrower and its Subsidiaries may make transfers of assets in accordance with Section 8.3;

            (j) Borrower and its Subsidiaries may make Permitted Acquisitions in accordance with Section 8.3(i);

            (k) Borrower may make short-term advances to its Subsidiaries, and each Subsidiary may make short-term advances to Borrower or any other Subsidiary, provided, in each case, that such advances are made in the ordinary course of business consistent with the cash management practices employed by Borrower and its Subsidiaries prior to the Closing Date and the aggregate principal amount of all advances does not exceed $5,000,000 at any one time outstanding; and

            (l)   in addition to Investments permitted by Section 8.7(a) through
(k) above, Borrower and its Subsidiaries may make additional Investments to or in a Person, so long as the aggregate amount of such Investments (determined without regard to any write-downs or write-offs thereof) after the date hereof shall not exceed an amount equal to $25,000,000; provided, that Borrower or any of its Subsidiaries may not make or own any investment in margin stock (as defined in Regulation G of the Board).

            8.8 Transactions with Affiliates. Borrower will not, and Borrower will not cause or permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with or for the benefit of any of Borrower's Affiliates or any Affiliate of a Subsidiary of Borrower (other than Borrower or any Wholly-Owned Subsidiary of Borrower) (an "Affiliate Transaction"), other than transactions that are on terms that are no less favorable to Borrower or to such Subsidiary than those that would reasonably have been obtained in a comparable transaction on an arm's-length basis from a Person that is not an Affiliate; provided, however, that with respect to any Affiliate Transaction or series of related Affiliate Transactions involving a value or aggregate payments of $1,000,000 or more, the determination that such Affiliate Transaction or series of related Affiliate Transactions is or are on terms that are no less favorable to Borrower or to such Subsidiary than those that would reasonably have been obtained in a comparable transaction on an arm's-length basis from a Person that is not an Affiliate will be made, prior to the consummation of any such Affiliate Transaction or series of related Affiliate Transactions, reasonably and in good faith by a majority of the disinterested members of the Board of Directors of Borrower, and evidenced by a resolution adopted by the Board of Directors of Borrower filed with Administrative Agent. The foregoing restrictions will not apply to: (1) reasonable and customary directors' fees, indemnification and similar arrangements and payments thereunder; (2) loans or advances to officers of Borrower and of its Subsidiaries for business travel expenses incurred in the ordinary course of business and other loans and advances to such Persons for bona fide business purposes not to exceed $500,000 in the aggregate at any one time outstanding for Borrower and its Subsidiaries; or (3) the transactions listed on Schedule 8.8.

            8.9 Sale-Leasebacks. Borrower will not, and will not permit any Subsidiary to, directly or indirectly, enter into any Sale and Leaseback Transaction; provided that Borrower and its Subsidiaries may enter into a Sale and Leaseback Transaction if the Attributable Value related thereto, together with Attributable Value of all other Sale and Leaseback Transactions entered into after the Closing Date, does not exceed $1,000,000 in the aggregate.

            8.10 Leases. Borrower will not permit the aggregate payments (including, without limitation, any property taxes paid as additional rent or lease payments) made by Borrower and its Subsidiaries on a consolidated basis under agreements to rent or lease any real or personal property (excluding Capitalized Lease Obligations) to exceed $10,000,000 in any Fiscal Year of Borrower.

            8.11 Lines of Business. Borrower will not, and will not permit any Subsidiary to, enter into or acquire any line of business which is not reasonably related to the business engaged in as of the date hereof. TIMET Capital Trust I, or any successor, shall not engage in any line of business or transaction other than as set forth in the BUCS Transaction Documents.

            8.12 Fiscal Year. Borrower will not (and will not permit any of its Subsidiaries to) change the Fiscal Year of Borrower or its Subsidiaries.


            8.13 Limitation on Voluntary Payments and Modifications of Indebtedness; Modifications of Certificate of Incorporation, By-Laws and Certain Other Agreements; etc. Borrower will not, and will not permit any of its Subsidiaries to:

                  (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto or any other Person money or securities before due for the purpose of paying when due) any obligations in respect of the BUCS, except as permitted pursuant to Section 8.4.

                  (ii) amend or modify, or permit the amendment or modification of, any provision of any BUCS Transaction Document which is in any way adverse to the interests of the Lenders or Administrative Agent;

                  (iii) amend, modify or change its Organizational Documents (including, without limitation, by filing or modification of any certificate of designation), if any such amendment, modification or change could reasonably be expected to adversely affect the interests of Administrative Agent or the Lenders.

            8.14 Accounting Changes. Without the consent of Administrative Agent, Borrower will not, and will not permit any of its Subsidiaries to, make or permit to be made any change in accounting policies affecting the presentation of financial statements or reporting practices from those employed by it on the date hereof, unless (i) such change is required by GAAP and (ii) such change is disclosed to the Lenders through Administrative Agent or otherwise. If any changes in GAAP or the application thereof from that used in the preparation of the financial statements referred to in Section 6.5(a) hereof occur after the Closing Date and such changes result in, in the sole judgment of Administrative Agent, a meaningful change in the calculation of any financial covenants or restrictions set forth in this Agreement, then the parties hereto agree to enter into and diligently pursue negotiations in order to amend such financial covenants and restrictions so as to equitably reflect such changes, with the desired result that the criteria for evaluating the financial condition and results of operations of Borrower and its Subsidiaries shall be the same after such changes as if such changes had not been made. In addition, under the circumstances described in the preceding sentence, Borrower, promptly upon reasonable request by Administrative Agent, shall cause relevant prior period financial statements that are affected by such changes to be restated as may be required or permitted by GAAP to show comparative results.

            8.15 Limitation on Creation of Subsidiaries. Borrower will not, and will not permit any of its Subsidiaries to, establish, create or acquire any Subsidiary unless, (i) upon the establishment, creation or acquisition of any such new Subsidiary, such Subsidiary executes the Additional Security Documents and guaranty required to be executed by it, if any, in accordance with Section
7.12 and (ii) Borrower and its Subsidiaries otherwise comply with Sections 8.3 and 8.7.

            8.16 Interest Rate Agreements and Other Hedging Agreements. On and after the Closing Date, Borrower will not, and will not permit any of its Subsidiaries to, enter into, or become a direct or indirect party to, or enter into any extensions or renewals of, any Interest Rate Agreement or Other Hedging Agreement that is speculative in nature.



                                   ARTICLE IX

                               FINANCIAL COVENANTS

            Borrower hereby agrees that, so long as the Commitments remain in effect or any Loan or LC Obligation remains outstanding and unpaid or any other amount is owing to any Lender or Administrative Agent hereunder, Borrower shall not, directly or indirectly:

            9.1 Maintenance of Adjusted Consolidated Net Worth. Permit Adjusted Consolidated Net Worth of Borrower on the last day of any Fiscal Quarter to be less than the sum of (i) $425.0 million plus (ii) the amount equal to 75% of the cumulative Consolidated Net Income of Borrower since March 31, 1997; provided, however, that in the event that Borrower has a Consolidated Net Loss for any Fiscal Quarter, Consolidated Net Income for purposes only of this
Section 9.1 shall be deemed to be zero for such Fiscal Quarter.

            9.2 Interest Coverage Ratio. Borrower will not permit the ratio of (i) Consolidated EBITDA for any four consecutive Fiscal Quarters ending during any period set forth below to (ii) the sum of (a) Consolidated Interest Expense and (b) Restricted Payments made in cash, in each case during any such four consecutive Fiscal Quarters, to be less than the ratio set forth opposite such period below:

                  Period                                          Ratio
      The first day of the second Fiscal Quarter
      of 1997 through the last day of the second
      Fiscal Quarter of 2000                                3.0 to 1

      The first day of the third Fiscal Quarter of
      2000 and thereafter                                         4.0 to 1

; provided that the ratio set forth above shall be calculated after giving effect on a Pro Forma Basis to any Significant Acquisition or Significant Disposition that occurred during any applicable four Fiscal Quarter period.

            9.3 Leverage Ratio. Borrower will not permit the ratio of (i) Consolidated Debt (excluding, for purposes of this covenant, Indebtedness evidenced by the BUCS) at the end of any Fiscal Quarter ending during any period set forth below to (ii) Consolidated EBITDA for the four consecutive Fiscal Quarters then ended, to be greater than the ratio set forth opposite such period below:

                  Period                                          Ratio
The first day of the second Fiscal Quarter
of 1997 through the last day of the second
Fiscal Quarter of 2000                                      3.0 to 1

The first day of the third Fiscal Quarter of
2000 and thereafter                                               2.0 to 1

; provided that for purposes of this Section 9.3, Consolidated EBITDA shall be calculated after giving effect on a Pro Forma Basis to any Significant Acquisition or Significant Disposition that occurred during any applicable four Fiscal Quarter period.



                                    ARTICLE X

                                EVENTS OF DEFAULT

            10.1 Events of Default. Any of the following events, acts, occurrences or state of facts shall constitute an "Event of Default" for purposes of this Agreement:

            (a) Failure to Make Payments When Due. Borrower (i) shall default in the payment of principal on any of the Loans or any reimbursement obligation with respect to any Letter of Credit; or (ii) shall default in the payment of interest on any of the Loans when due and such default in payment shall continue for three (3) Business Days; or (iii) default in the payment of any fee or any other amount owing hereunder or under any other Loan Document when due and such default in payment shall continue for three (3) Business Days after written notice from Administrative Agent, any Lender or any other Person to Borrower; or

            (b) Representations and Warranties. Any representation or warranty made by or on behalf of Borrower or any Credit Party, as the case may be, contained in any Loan Document or any document, instrument or certificate delivered pursuant hereto or thereto shall have been incorrect or misleading in any material respect when made or deemed made; or

            (c) Covenants. Borrower shall (i) default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under Sections 8.1 through 8.11 or 8.13, Article IX hereof or Sections 7.3(a), 7.11 or 7.12 or (ii) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement and such default shall continue unremedied for a period of thirty (30) days after written or telephone (immediately confirmed in writing) notice thereof has been given to Borrower by Administrative Agent or any Lender; or

            (d) Default Under Other Loan Documents. Any Credit Party shall default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under any other Loan Document (and not constituting an Event of Default under any other clause of this Section 10.1) and such default shall continue unremedied for a period of thirty (30) days after written or telephonic (immediately confirmed in writing) notice thereof has been given to Borrower by Administrative Agent or any Lender; or

            (e) Voluntary Insolvency, Etc. Borrower or any of its Material Subsidiaries shall become insolvent or generally fail to pay, or admit in writing its inability to pay, its debts as they become due, or shall voluntarily commence any proceeding or file any petition under any bankruptcy, insolvency or similar law seeking dissolution or reorganization or the appointment of a receiver, trustee, custodian or liquidator for it or a substantial portion of its property, assets or business or to effect a plan or other arrangement with its creditors, or shall file any answer admitting the jurisdiction of the court and the material allegations of an involuntary petition filed against it in any bankruptcy, insolvency or similar proceeding, or shall be adjudicated bankrupt, or shall make a general assignment for the benefit of creditors, or shall consent to, or acquiesce in the appointment of, a receiver, trustee, custodian or liquidator for a substantial portion of its property, assets or business, shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts or shall take any corporate action authorizing any of the foregoing; or

            (f) Involuntary Insolvency, Etc. Involuntary proceedings or an involuntary petition shall be commenced or filed against Borrower or any of its Material Subsidiaries under any bankruptcy, insolvency or similar law or seeking the dissolution or reorganization of it or the appointment of a receiver, trustee, custodian or liquidator for it or of a substantial part of its property, assets or business, or any writ, judgment, warrant of attachment, execution or similar process shall be issued or levied against a substantial part of its property, assets or business, and such proceedings or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded, within thirty
(30) days after commencement, filing or levy, as the case may be, or any order for relief shall be entered in any such proceeding; or

            (g) Default Under Other Agreements. (i) Borrower or any of its Subsidiaries shall default in the payment when due, whether at stated maturity or otherwise, of any Indebtedness (other than Indebtedness owed to the Lenders under the Loan Documents) in excess of $10,000,000 in the aggregate beyond the period of grace (not to exceed thirty (30) days), if any, provided in the instrument or agreement under which such Indebtedness was created, or (ii) a default in the performance or observance of any agreement or condition to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice of acceleration or similar notice is required), any such Indebtedness to become due or be repaid prior to its stated maturity or (iii) any such Indebtedness of Borrower or any of its Subsidiaries shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof;

            (h) Judgments. One or more judgments or decrees shall be entered against Borrower or any of its Subsidiaries involving, individually or in the aggregate, a liability (to the extent not paid or covered by a reputable insurance company which has accepted liability in writing) of $10,000,000 or more and all such judgments or decrees shall not have been vacated, discharged, satisfied, stayed or bonded pending appeal within thirty (30) days from the entry thereof; or

            (i) Security Documents. At any time after the execution and delivery thereof, any of the Security Documents shall cease to be in full force and effect or shall cease in any material respect to give Collateral Agent for the benefit of the Secured Creditors the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Collateral (except as otherwise expressly provided therein)), in favor of Collateral Agent, superior to and prior to the rights of all third Persons and subject to no other Liens (except to the extent expressly permitted herein or therein); or

            (j) Guaranties. Any Guaranty or any provision thereof shall (other than as a result of the actions taken by Collateral Agent or the Lenders to release such Guaranty) cease to be in full force and effect in accordance with its terms, or any Guarantor shall deny or disaffirm such Guarantor's obligations under any Guaranty; or

            (k) ERISA. Either (i) any Reportable Event which the Required Lenders determine constitutes reasonable grounds for the termination of any Plan by the PBGC or of any Multiemployer Plan or for the appointment by the appropriate United States District Court of a trustee to administer or liquidate any Plan or Multiemployer Plan shall have occurred, (ii) a trustee shall be appointed by a United States District Court to administer any Plan or Multiemployer Plan, or (iii) the PBGC or shall institute proceedings to terminate any Plan or Multiemployer Plan or to appoint a trustee to administer any Plan; or (iv) Borrower or any of its Subsidiaries or any of their ERISA Affiliates shall become liable to the PBGC or any other party under Section 4062, 4063 or 4064 of ERISA with respect to any Plan; or (v) Borrower or any of its ERISA Affiliates shall become liable to make a current payment with respect to any Multiemployer Plan under Section 4201 et seq. of ERISA; if as of the date thereof or any subsequent date, the sum of each of Borrower's and its ERISA Affiliates' various liabilities (such liabilities to include, without limitation, any liability to the PBGC or to any other party under Section 4062, 4063 or 4064 of ERISA with respect to any Plan, or to any Multiemployer Plan under Section 4201 et seq. of ERISA, and to be calculated after giving effect to the tax consequences thereof) as a result of such events listed in subclauses
(i) through (v) above exceeds $10,000,000; or

            (l)   Change in Control.  A Change of Control shall occur.

            (m) Subordination. For as long as any BUCS remain outstanding, all or any part of the principal or interest in respect of the Loans, Unpaid Drawings, reimbursement obligations under Letters of Credit or other obligations to pay fees and other amounts under this Agreement or the other Loan Documents shall cease, for any reason, to constitute Senior Indebtedness (as defined in the BUCS Transaction Documents) benefitting from the subordination provisions contained in the BUCS Transaction Documents, or such subordination provisions shall cease to be in full force and effect and enforceable in accordance with their terms.

            If any of the foregoing Events of Default shall have occurred and be continuing, Administrative Agent, at the written direction of the Required Lenders, shall take one or more of the following actions: (i) by written or oral or telephonic notice (in the case of oral or telephonic notice confirmed in writing immediately thereafter) to Borrower declare the Commitments to be terminated whereupon the Commitments shall forthwith terminate, (ii) by written or oral or telephonic notice (in the case of oral or telephonic notice confirmed in writing immediately thereafter) to Borrower declare all sums then owing by Borrower hereunder and under the Loan Documents to be forthwith due and payable, whereupon all such sums shall become and be immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by Borrower, or (iii) terminate any Letter of Credit in accordance with its terms, (iv) direct Borrower to pay (and Borrower agrees that upon receipt of such notice, or upon the occurrence of any Event of Default specified in Section 10.1(e) or Section 10.1(f) with respect to Borrower it will pay) to Administrative Agent at the Payment Office such additional amount of cash, to be held as security by Administrative Agent, as is equal to the aggregate Stated Amount of all Letters of Credit issued for the account of Borrower and its Subsidiaries and then outstanding, and (v) enforce, as Administrative Agent or Collateral Agent, as the case may be, all of the Liens and security interests created pursuant to the Security Documents. In cases of any occurrence of any Event of Default described in Section 10.1(e) or Section 10.1(f), the Loans, together with accrued interest thereon, shall become due and payable forthwith without the requirement of any such acceleration or request, and without presentment, demand, protest or other notice of any kind, all of which are expressly waived by Borrower, any provision of this Agreement or any other Loan Document to the contrary notwithstanding, and other amounts payable by Borrower hereunder (including, without limitation, contingent obligations with respect to outstanding Letters of Credit) shall also become immediately due and payable all without notice of any kind.

            Anything in this Section 10.1 to the contrary notwithstanding, Administrative Agent shall, at the request of the Required Lenders, rescind and annul any acceleration of the Loans and the other Obligations by written instrument filed with Borrower; provided that at the time such acceleration is so rescinded and annulled: (A) all past due interest and principal (other than principal due solely as a result of such acceleration), if any, on the Loans and all other sums payable under this Agreement and the other Loan Documents shall have been duly paid, and (B) no other Event of Default shall have occurred and be continuing which shall not have been waived in accordance with the provision of Section 12.1 hereof.

            10.2 Rights Not Exclusive. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.



                                   ARTICLE XI

                                    THE AGENT

            In this Article XI, the Lenders agree among themselves as follows:

            11.1 Appointment. The Lenders hereby appoint BT as Administrative Agent (for purposes of this Article XI, the term "Administrative Agent" shall include BT in its capacity as Collateral Agent pursuant to the Security Documents) to act as specified herein and in the other Loan Documents. Each Lender hereby irrevocably authorizes and each holder of any Note by the acceptance of such Note shall be deemed to irrevocably authorize Administrative Agent to take such action on its behalf under the provisions hereof, the other Loan Documents (including, without limitation, to give notices and take such actions on behalf of the Required Lenders as are consented to in writing by the Required Lenders) and any other instruments, documents and agreements referred to herein or therein and to exercise such powers hereunder and thereunder as are specifically delegated to Administrative Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. Administrative Agent may perform any of its duties hereunder and under the other Loan Documents by or through its officers, directors, agents, employees or affiliates.

            11.2 Nature of Duties. Administrative Agent shall have no duties or responsibilities except those expressly set forth in this Agreement. The duties of Administrative Agent shall be mechanical and administrative in nature. EACH LENDER HEREBY ACKNOWLEDGES AND AGREES THAT ADMINISTRATIVE AGENT SHALL NOT HAVE, BY REASON OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, A FIDUCIARY RELATIONSHIP TO OR IN RESPECT OF ANY LENDER. Nothing in any of the Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon Administrative Agent any obligations in respect of any of the Loan Documents except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of Borrower in connection with the making and the continuance of the Loans hereunder and shall make its own appraisal of the credit worthiness of Borrower, and Administrative Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before making of the Loans or at any time or times thereafter. Administrative Agent will promptly notify each Lender at any time that the Required Lenders have instructed it to act or refrain from acting pursuant to Article X.

            11.3 Exculpation, Rights, Etc. Neither Administrative Agent nor any of its officers, directors, agents employees or affiliates shall be liable for any action taken or omitted by them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. Administrative Agent shall not be responsible to any Lender for any recitals, statements, representations or warranties herein or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, or sufficiency of any of the Loan Documents or any other document or the financial condition of Borrower. Administrative Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the Loan Documents or any other Document or the financial condition of Borrower, or the existence or possible existence of any Unmatured Event of Default or Event of Default unless requested to do so by the Required Lenders. Administrative Agent may at any time request instructions from the Lenders with respect to any actions or approvals (including the failure to act or approve) which by the terms of any of the Loan Documents, Administrative Agent is permitted or required to take or to grant, and if such instructions are requested, Administrative Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from the Required Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Administrative Agent as a result of Administrative Agent's acting, approving or refraining from acting or approving under any of the Loan Documents in accordance with the instructions of the Required Lenders or, to the extent required by Section 12.1, all of the Lenders.

            11.4 Reliance. Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any notice, writing, resolution notice, statement, certificate, order or other document or any telephone, telex, teletype or telecopier message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person, and, with respect to all matters pertaining herein or to any of the other Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by Administrative Agent.

            11.5 Indemnification. To the extent Administrative Agent is not reimbursed and indemnified by Borrower, the Lenders will reimburse and indemnify Administrative Agent for and against any and all liabilities, obligations, losses, damages, claims, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Administrative Agent in any way relating to or arising out of this Agreement or any of the other Loan Documents or any action taken or omitted by Administrative Agent under this Agreement or any of the other Loan Documents, in proportion to each Lender's Pro Rata Share of the Total Commitment; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, claims, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Administrative Agent's gross negligence or willful misconduct. The obligations of the Lenders under this Section 11.5 shall survive the payment in full of the Notes and the termination of this Agreement.

            11.6 Administrative Agent In Its Individual Capacity. With respect to its Loans and Commitments (and its Pro Rata Share thereof), Administrative Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or holder of Obligations. The terms "Lenders", "holder of Obligations" or "Required Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include Administrative Agent in its individual capacity as a Lender, one of the Required Lenders or a holder of Obligations. Administrative Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with Borrower or any Subsidiary or Affiliate of Borrower as if it were not acting as Administrative Agent hereunder or under any other Loan Document, including, without limitation, the acceptance of fees or other consideration for services without having to account for the same to any of the Lenders.

            11.7 Notice of Default. Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or Unmatured Event of Default hereunder unless Administrative Agent has received written notice from a Lender or Borrower referring to this Agreement describing such Event of Default or Unmatured Event of Default and stating that such notice is a "notice of default". In the event that Administrative Agent receives such a notice, Administrative Agent shall give prompt notice thereof to the Lenders.

            11.8 Holders of Obligations. Administrative Agent may deem and treat the payee of any Obligation as reflected on the books and records of Administrative Agent as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with Administrative Agent pursuant to Section 12.8(c). Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Obligation shall be conclusive and binding on any subsequent holder, transferee or assignee of such Obligation or of any Obligation or Obligations granted in exchange therefor.

            11.9  Resignation by Administrative Agent.

            (a) Administrative Agent may resign from the performance of all its functions and duties hereunder at any time by giving fifteen (15) Business Days' prior written notice to Borrower and the Lenders. Such resignation shall take effect upon the acceptance by a successor Administrative Agent of appointment pursuant to clauses (b) and (c) below or as otherwise provided below.

            (b) Upon any such notice of resignation, the Required Lenders shall appoint a successor Administrative Agent who shall be satisfactory to Borrower and shall be an incorporated bank or trust company.

            (c) If a successor Administrative Agent shall not have been so appointed within said fifteen (15) Business Day period, Administrative Agent, with the consent of Borrower, shall then appoint a successor Administrative Agent who shall serve as Administrative Agent until such time, if any, as the Required Lenders, with the consent of Borrower, appoint a successor Administrative Agent as provided above.

            (d) If no successor Administrative Agent has been appointed pursuant to clause (b) or (c) by the twentieth (20th) Business Day after the date such notice of resignation was given by Administrative Agent, Administrative Agent's resignation shall become effective and the Required Lenders shall thereafter perform all the duties of Administrative Agent hereunder until such time, if any, as the Required Lenders, with the consent of Borrower, appoint a successor Administrative Agent as provided above.

                                   ARTICLE XII

                                  MISCELLANEOUS

            12.1 No Waiver; Modifications in Writing. (a) No failure or delay on the part of Administrative Agent, Collateral Agent or any Lender in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to Administrative Agent, Collateral Agent or any Lender at law or in equity or otherwise. Neither this Agreement nor any terms hereof may be amended, modified, supplemented, waived, discharged, terminated or otherwise changed unless such amendment, modification, supplement, waiver, discharge, termination or other change is in writing signed by the respective Credit Parties party thereto and the Required Lenders; provided, however, that no such amendment, modification, supplement, waiver, discharge, termination or other change shall, without the consent of each Lender (other than a Defaulting Lender) (with Obligations directly affected thereby in the case of the following clause (i)), (i) extend the final scheduled maturity of any Loan or Note (or extend the stated maturity of any Letter of Credit beyond the Revolver Termination Date, or reduce the rate or extend the scheduled date of payment of interest or fees thereon, or reduce the principal amount thereof or the amount of fees thereon), (ii) release all or substantially all of the Collateral under the Security Documents (except as expressly provided in the Security Documents), (iii) amend, modify or waive any provision of this
Section 12.1, (iv) reduce the percentage specified in the definition of Required Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the extensions of Revolving Commitments are included in such determination on the date hereof) or (v) consent to the assignment or transfer by Borrower of any of its rights and obligations under this Agreement; provided, further, that no such amendment, modification, supplement, waiver, discharge, termination or other change shall (1) increase the Commitment of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Events of Default or Unmatured Events of Default or of a mandatory reduction in the Total Commitments shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender), (2) without the consent of Facing Agent, amend, modify or waive any provision of Section 2.9 or alter its rights or obligations with respect to Letters of Credit, (3) without the consent of Administrative Agent, amend, modify or waive any provision of Article XI as same applies to Administrative Agent or any other provisions as same relates to the rights or obligations of Administrative Agent or (4) without the consent of Administrative Agent, amend, modify or waive any provisions relating to the rights or obligations of Administrative Agent under the other Loan Documents.

            (b) If, in connection with any proposed amendment, modification, supplement, waiver, discharge, termination or other change to or of any of the provisions of this Agreement as contemplated by clauses (a)(i) through (v), inclusive, of the first proviso to the third sentence of Section 12.1(a), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then Borrower shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described in either clauses (A) or (B) below, to either (A) replace each such non-consenting Lender or Lenders (or, at the option of the Borrower if the respective Lender's consent is required with respect to less than all Loans, to replace only the respective Loans of the respective non-consenting Lender which gave rise to the need to obtain such Lender's individual consent) with one or more Replacement Lenders pursuant to
Section 3.7 so long as at the time of such replacement, each such Replacement Lender consents to the proposed amendment, modification, supplement, waiver, discharge, termination or other change or (B) terminate such non-consenting Lender's Revolving Commitment and repay all outstanding Loans of such Lender which gave rise to the need to obtain such Lender's consent, in accordance with
Section 4.l(b) and/or 4.3; provided that, unless the Revolving Commitment terminated and Loans repaid pursuant to the preceding clause (B) are immediately replaced in full at such time through the addition of new Lenders or the increase of the Commitments and/or outstanding Loans of existing Lenders (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause (B) the Required Lenders (determined before giving effect to the proposed action) shall specifically consent thereto, provided, further, that in any event Borrower shall not have the right to replace a Lender, terminate its Revolving Commitment or repay its Loans solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) contemplated by the second proviso to the third sentence of Section 12.1(a).

            12.2 Further Assurances. Borrower agrees to do such further acts and things and to execute and deliver to Administrative Agent, or cause to be delivered to Administrative Agent, such additional assignments, agreements, certificates, powers, instruments and other documents, as Administrative Agent may reasonably require or deem advisable to carry into effect the purposes of this Agreement or any of the Loan Documents or to better assure and confirm unto Administrative Agent its rights, powers and remedies hereunder and thereunder.

            12.3 Notices, Etc. Except where telephonic instructions or notices are authorized herein to be given, all notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto or any other Person shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by a reputable overnight or courier delivery service, or by prepaid telex or telecopier, and shall be deemed to be given for purposes of this Agreement on the third day after deposit in registered or certified mail, postage prepaid, and otherwise on the date that such writing is delivered or sent to the intended recipient thereof, or in the case of notice delivered by telecopy, upon completion of transmission with a copy of such notice also being delivered under any of the methods provided above, all in accordance with the provisions of this Section 12.3. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 12.3, notices, demands, instructions and other communications (i) in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telex, TWX or telecopier numbers) indicated, in the case of Administrative Agent (and including Collateral Agent) and Borrower, on its respective signature page to this Agreement and, in the case of any Lender, on Schedule 1.1 hereto and, in the case of any Assignee, on its signature page to its Assignment and Assumption Agreement and (ii) by telephone shall be given by calling the telephone number or numbers indicated for such party on its signature page to this Agreement, on Schedule 1.1 hereto or on its signature page to its Assignment and Assumption Agreement, as the case may be.

            12.4  Costs, Expenses and Taxes.   Borrower agrees (without
duplication) to pay all reasonable out-of-pocket costs and expenses of Administrative Agent in connection with the negotiation, preparation, printing, typing, reproduction, execution and delivery of this Agreement and the other Loan Documents and the documents and instruments referred to herein and therein and any amendment, waiver, consent relating hereto or thereto or other modifications of (or supplements to) any of the foregoing and any and all other documents and instruments furnished pursuant hereto or thereto or in connection herewith or therewith, including without limitation, the reasonable fees and expenses of Winston & Strawn, special counsel to Administrative Agent, and any local counsel retained by Administrative Agent relative thereto, other Attorney Costs, independent public accountants and other outside experts retained by Administrative Agent in connection with the administration of this Agreement and the other Loan Documents, and all search fees, appraisal fees and expenses, title insurance policy fees, out-of-pocket costs and expenses and filing and recording fees and all costs and expenses (including, without limitation, Attorney Costs), if any, incurred by Administrative Agent, Collateral Agent and, if an Event of Default has occurred and is continuing, each Lender in connection with the enforcement of this Agreement, any of the Loan Documents or any other agreement furnished pursuant hereto or thereto or in connection herewith or therewith. In addition, Borrower shall pay any and all present and future stamp, transfer excise and other similar taxes (but excluding any tax imposed on the overall net income of a Lender and excluding Taxes as to which Borrower is not required to make any payment of additional amounts pursuant to Section 4.7(c)) payable or determined to be payable in connection with the execution and delivery of this Agreement, any Loan Document, or the making of any Loan, and agrees to save and hold Administrative Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay by Borrower in paying, or omission by Borrower to pay, such taxes. Any portion of the foregoing fees, costs and expenses which remains unpaid more than thirty
(30) days following Administrative Agent's or any Lender's statement and request for payment thereof shall bear interest from the date of such statement and request to the date of payment at the Default Rate. Borrower will indemnify and hold harmless Administrative Agent and each Lender and each director, officer, employee, agent, attorney and Affiliate of Administrative Agent and each Lender (each such Person an "Indemnified Party") from and against all losses, claims, damages, obligations (including removal or remedial actions), out-of-pocket expenses or liabilities (not including Taxes as to which Borrower is not required to make any payment of additional amounts pursuant to Section 4.7(c)) to which such Indemnified Party may become subject, insofar as such losses, claims, damages, penalties, obligations (including removal or remedial actions), out-of-pocket expenses or liabilities (or actions, suits or proceedings including any inquiry or investigation or claims in respect thereof (whether or not Administrative Agent or any Lender is a party thereto)) arise out of, in any way relate to, or result from, the transactions contemplated by this Agreement or any of the other Loan Documents and to reimburse each Indemnified Party upon their demand, for any Attorney Costs or other out-of-pocket expenses incurred in connection with investigating, preparing to defend or defending any such loss, claim, damage, liability, action or claim; provided, however, (a) that no Indemnified Party shall have the right to be so indemnified hereunder for any loss, claim, damage, penalties, obligations, expense or liability to the extent it arises or results from the gross negligence or willful misconduct or bad faith of such Indemnified Party as finally determined by a court of competent jurisdiction and (b) that nothing contained herein shall affect the obligations and liabilities of the Lenders to Borrower contained herein. If any action, suit or proceeding arising from any of the foregoing is brought against Administrative Agent, any Lender or any other Person indemnified or intended to be indemnified pursuant to this Section 12.4, Borrower will, if requested by Administrative Agent, any such Lender or any such indemnified Person, resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel reasonably satisfactory to the Person or Persons indemnified or intended to be indemnified. Each Indemnified Party shall, unless Administrative Agent, a Lender or other Indemnified Party has made the request described in the preceding sentence and such request has been complied with, have the right to employ its own counsel (as well as staff counsel) to investigate and control the defense of any matter covered by such indemnity and the reasonable fees and expenses of all outside counsel shall be at the expense of the indemnifying party; provided, however, that, unless an Event of Default has occurred and is continuing, in any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, Borrower shall not be liable for fees and expenses of more than one counsel (in addition to any local counsel), which counsel shall be designated by Administrative Agent; provided, further, however, each Indemnified Party shall have the right to employ separate counsel in any such inquiry, action, claim or proceeding and to control the defense thereof, and the reasonable fees and expenses of all outside counsel shall be at the expense of the Borrower if (i) Borrower shall have agreed in writing to pay such fees and expenses or (ii) such Indemnified Party shall have notified Borrower that it has been advised by counsel that there may be one or more legal defenses available to such Indemnified Party that are different from or additional to those available to the other Indemnified Parties and that such common representation would adversely impact the adequacy of the proposed representation. Excluding any liability arising out of the gross negligence or willful misconduct of any Indemnified Party, Borrower further agrees to indemnify and hold each Indemnified Party harmless from all loss, cost (including Attorney Costs), liability and damage whatsoever incurred by any Indemnified Party by reason of any violation of any Environmental Laws or Environmental Permits or for the Release or threatened Release of any Contaminants into the environment for which Borrower or any of its Subsidiaries has any liability, or which occurs upon the Mortgaged Property or which is related to any property currently or formerly owned, leased or operated by or on behalf of Borrower or any of its Subsidiaries, or by reason of the imposition of any Environmental Lien or which occurs by a breach of any of the representations, warranties or covenants relating to environmental matters contained herein, provided that, with respect to any liabilities arising from acts or failure to act for which Borrower or any of its Subsidiaries is strictly liable under any Environmental Law or Environmental Permit, Borrower's obligation to each Indemnified Party under this indemnity shall likewise be without regard to fault on the part of Borrower or any such Subsidiary. If Borrower shall fail to do any act or thing which it has covenanted to do hereunder or any representation or warranty on the part of Borrower or any Subsidiary contained herein or in any other Loan Document shall be breached, Administrative Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose, and will use its best efforts to give prompt written notice to Borrower that it proposes to take such action. Any and all amounts so expended by Administrative Agent shall be repaid to it by Borrower promptly upon Administrative Agent's demand therefor, with interest at the Default Rate in effect from time to time during the period including the date so expended by Administrative Agent to the date of repayment. To the extent that the undertaking to indemnify, pay or hold harmless Administrative Agent or any Lender as set forth in this Section 12.4 may be unenforceable because it is violative of any law or public policy, Borrower shall make the maximum contribution to the payment and satisfaction of each of the indemnified
liabilities which is permissible under applicable law.   The obligations of
Borrower under this Section 12.4 shall survive the termination of this Agreement and the discharge of Borrower's other Obligations hereunder.

            12.5 Confirmations. Each of Borrower and each obligor of any portion of the Obligations agrees from time to time, upon written request received by it from the other, to confirm to the other in writing (with a copy of each such confirmation to Administrative Agent) the aggregate unpaid principal amount of the Loan or Loans then outstanding.

            12.6  Adjustment; Setoff.

            (a) If any lender (a "Benefitted Lender") shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by setoff, pursuant to events or proceedings of the nature referred to in Section 10.1(e) or Section 10.1(f) hereof, or otherwise) in a greater proportion than any such payment to and collateral received by any other Lender in respect of such other Lender's Loans or interest thereon, such Benefitted Lender shall purchase for cash from the other Lenders such portion of each such other Lender's Loans, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each Lender; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Borrower agrees that each Lender so purchasing a portion of another Lender's Loans may exercise all rights of payment (including, without limitation, rights of setoff) with respect to such portion as fully as if such Lender were the direct holder of such portion.

            (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to Borrower, any such notice being expressly waived by Borrower, upon the occurrence and during the continuance of an Event of Default, to set off and apply against any Obligations, whether matured or unmatured, of Borrower to such Lender, any amount owing from such Lender to Borrower, at or at any time after, the happening of any of the above-mentioned events, and the aforesaid right of setoff may be exercised by such Lender against Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receivers, or execution, judgment or attachment creditor of Borrower, or against anyone else claiming through or against, Borrower or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receivers, or execution, judgment or attachment creditor, notwithstanding the fact that such right of setoff shall not have been exercised by such Lender prior to the making, filing or issuance, or service upon such Lender of, or of notice of, any such petition, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena, order or warrant. Each Lender agrees promptly to notify Borrower and Administrative Agent after any such setoff and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application.

            (c) Borrower expressly agrees that to the extent Borrower makes a payment or payments and such payment or payments, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside or are required to be repaid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Indebtedness to the Lenders or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment or payments had not been made.

            12.7 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

            12.8  Binding Effect; Assignment; Addition and Substitution of
Lenders.

            (a) This Agreement shall be binding upon, and inure to the benefit of, Borrower, Administrative Agent, the Lenders, all future holders of the Notes and their respective successors and assigns; provided, however, that Borrower may not assign its rights or obligations hereunder or in connection herewith or any interest herein (voluntarily, by operation of law or otherwise) without the prior written consent of Administrative Agent and all of the Lenders.

            (b) Each Lender may at any time sell to one or more banks or other entities ("Participants") participating interests in all or any portion of its Commitment and Loans or participation in Letters of Credit or any other interest of such Lender hereunder (in respect of any Lender, its "Credit Exposure"). In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, and Borrower and Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Borrower agrees that if amounts outstanding under this Agreement or any of the Loan Documents are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence and during the continuation of an Event of Default, each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement and the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement or any other Loan Document, provided, however, that such right of setoff shall be subject to the obligation of such Participant to share with the Lenders, and the Lenders agree to share with such Participant, as provided in Section 12.6. Borrower also agrees that each Participant shall be entitled to the benefits of Section 3.6 and 4.7 with respect to its participation in the Loans outstanding from time to time, provided that such Participant's benefits under Section 3.6 and 4.7 shall be limited to the benefits that the primary Lender would be entitled to thereunder. Each Lender agrees that any agreement between such Lender and any such Participant in respect of such participating interest shall not restrict such Lender's right to approve or agree to any amendment, restatement, supplement or other modification to, waiver of, or consent under, this Agreement or any of the Loan Documents except to the extent that any of the forgoing would (i) extend the final scheduled maturity of any Loan or Note in which such participant is participating or extend the stated maturity of any Letter of Credit in which such participant is participating beyond the Revolver Termination Date, or reduce the rate or extend the time of payment of interest or fees on any such Loan, Note or Letter of Credit (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that waivers or modifications of conditions precedent, covenants, Events of Default or Unmatured Events of Default or of a mandatory reduction in Commitments shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (ii) consent to the assignment or transfer by Borrower of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Loan Documents) supporting the Loans and/or Letters of Credit hereunder in which such participant is participating.

            (c) Any Lender may at any time assign to one or more Eligible Assignees, including an Affiliate thereof (each an "Assignee"), all or any part of its Credit Exposure pursuant to an Assignment and Assumption Agreement, provided that (i) it assigns its Credit Exposure in an amount not less than $5,000,000 (or if less the entire amount of Lender's Credit Exposure) and (ii) any assignment of all or any portion of any Lender's Credit Exposure to an Assignee other than another Lender shall require the prior written consent of Administrative Agent and, so long as no Event of Default shall have occurred and be continuing, Borrower (such consent not to be unreasonably withheld or delayed), and provided further, that notwithstanding the foregoing limitations, any Lender may at any time assign all or any part of its Credit Exposure to any Affiliate of such Lender or to any other Lender. Upon execution of an Assignment and Assumption Agreement and the payment of a nonrefundable assignment fee of $3,500 in immediately available funds to Administrative Agent at its Payment Office in connection with each such assignment, written notice thereof by such transferor Lender to Administrative Agent and the recording by Administrative Agent of such assignment and the resulting effect upon the Loans and Revolving Commitment of the assigning Lender and the Assignee, the Assignee shall have, to the extent of such assignment, the same rights and benefits as it would have if it were a Lender hereunder and the holder of the Obligations (provided that Borrower and Administrative Agent shall be entitled to continue to deal solely and directly with the assignor Lender in connection with the interests so assigned to the Assignee until written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to Borrower and Administrative Agent by the assignor Lender and the Assignee) and, if the Assignee has expressly assumed, for the benefit of Borrower, some or all of the transferor Lender's obligations hereunder, such transferor Lender shall be relieved of its obligations hereunder to the extent of such assignment and assumption, and except as described above, no further consent or action by Borrower, the Lenders or Administrative Agent shall be required. At the time of each assignment pursuant to this Section 12.8(c) to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) United States Federal income tax purposes, the respective Assignee shall provide to Borrower and Administrative Agent the appropriate IRS Forms (and, if applicable a Section 4.7(d)(ii) Certificate) described in Section 4.7(d). Each Assignee shall take such Credit Exposure subject to the provisions of this Agreement and to any request made, waiver or consent given or other action taken hereunder, prior to the receipt by Administrative Agent and Borrower of written notice of such transfer, by each previous holder of such Credit Exposure. Such Assignment and Assumption Agreement shall be deemed to amend this Agreement and Schedule 1.1 hereto, to the extent, and only to the extent, necessary to reflect the addition of such Assignee as a Lender and the resulting adjustment of all or a portion of the rights and obligations of such transferor Lender under this Agreement, the Maximum Commitment, the determination of its Pro Rata Share (rounded to twelve decimal places), the Loans, any outstanding Letters of Credit and any new Notes to be issued, at Borrower's expense, to such Assignee, and no further consent or action by Borrower or the Lenders shall be required to effect such amendments.

            (d) Subject to Section 12.16 , Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and any prospective Transferee any and all financial information in such Lender's possession concerning Borrower and any Subsidiary of Borrower which has been delivered to such Lender by Borrower pursuant to this Agreement or which has been delivered to such Lender by Borrower in connection with such Lender's credit evaluation of Borrower prior to entering into this Agreement; provided that such Transferee or prospective Transferee agrees to treat any such information which is not public as confidential.

            (e) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time pledge or assign all or any portion of its rights under this Agreement and the other Loan Documents (including, without limitation, the Notes held by it) to any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Board without notice to, or the consent of, Borrower. No such pledge or assignment shall release the transferor Lender from its obligations hereunder.

            12.9  CONSENT TO JURISDICTION; MUTUAL WAIVER OF JURY TRIAL.

                  (A) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. BORROWER HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CT CORPORATION SYSTEM WITH OFFICES ON THE DATE HEREOF AT 1633 BROADWAY, NEW YORK, NEW YORK 10019 AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, BORROWER AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO AGENT UNDER THIS AGREEMENT. BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH CREDIT PARTY, AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF AGENT UNDER THIS AGREEMENT, ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTION.

            (B) BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (A) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

            (C) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY COURT OR JURISDICTION, INCLUDING WITHOUT LIMITATION THOSE REFERRED TO IN CLAUSE (A) ABOVE, IN RESPECT TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

            12.10 Release of Collateral. The Mortgaged Property, the Collateral and any other collateral security for the Obligations shall be released from any security interest or Lien created by the Loan Documents at such time as no Commitment by any Lender remains outstanding to Borrower hereunder and after Borrower shall have no Obligations or Loans of any kind then outstanding to Administrative Agent and the Lenders under this Agreement or any of the Loan Documents; and Administrative Agent and the Lenders shall then deliver to Borrower all Collateral held under the Loan Documents and related documents in the custody or possession of Administrative Agent and, if requested by Borrower, shall execute and deliver to Borrower for filing in each office in which any financing statement relative to such Collateral, or any part thereof, shall have been filed, a termination statement under the Uniform Commercial Code releasing Administrative Agent's interest therein or a release of mortgage in each office in which a Mortgage was filed releasing the lien of such Mortgage on the Mortgaged Property covered thereby, and such other documents and instruments as Borrower may reasonably request, all without recourse upon, or warranty whatsoever by, Administrative Agent, and at the cost and expense of Borrower.

            12.11 GOVERNING LAW. THIS AGREEMENT AND EACH NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

            12.12 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            12.13 Transfers of Notes. In the event that the holder of any Note (including any Lender) shall transfer such Note, it shall immediately advise Administrative Agent and Borrower of such transfer, and Administrative Agent and Borrower shall be entitled conclusively to assume that no transfer of any Note has been made by any holder (including any Lender) unless and until Administrative Agent and Borrower shall have received written notice to the contrary. Except as otherwise provided in this Agreement or as otherwise expressly agreed in writing by all of the other parties hereto, no Lender shall, by reason of the transfer of a Note or otherwise, be relieved of any of its obligations hereunder. Each transferee of any Note shall take such Note subject to the provisions of this Agreement and to any request made, waiver or consent given or other action taken hereunder, prior to the receipt by Administrative Agent and Borrower of written notice of such transfer, by each previous holder of such Note, and, except as expressly otherwise provided in such transfer, Administrative Agent and Borrower shall be entitled conclusively to assume that the transferee named in such notice shall hereafter be vested with all rights and powers under this Agreement with respect to the Pro Rata Share of the Loans of the Lender named as the payee of the Note which is the subject of such transfer.

            12.14 Headings. The Table of Contents and Article and Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

            12.15 Termination of Agreement. This Agreement shall terminate when the Commitment of each Lender has terminated and all outstanding Obligations and Loans have been paid in full and all Letters of Credit have expired or been terminated; provided, however, that the rights and remedies of Administrative Agent and each Lender with respect to any representation and warranty made by Borrower pursuant to this Agreement or any other Loan Document, and the indemnification provisions contained in this Agreement and any other Loan Document, shall be continuing and shall survive any termination of this Agreement or any other Loan Document.

            12.16 Confidentiality. Each of the Lenders severally agrees to keep confidential all non-public information pertaining to Borrower and its Subsidiaries which is provided to it by any such parties in accordance with such Lender's customary procedures for handling confidential information of this nature and in a prudent fashion, and shall not disclose such information to any Person except (i) to the extent such information is public when received by such Lender or becomes public thereafter due to the act or omission of any party other than a Lender, (ii) to the extent such information is independently obtained from a source other than Borrower or its Subsidiaries and such information from such source is not, to such Lender's knowledge, subject to an obligation of confidentiality or, if such information is subject to an obligation of confidentiality, that disclosure of such information is permitted,
(iii) to an Affiliate of such Lender, counsel, auditors, examiners of any regulatory authority having jurisdiction over such Lender, accountants and other consultants retained by Administrative Agent or any Lender, (iv) in connection with any litigation or the enforcement of the rights of any Lender or Administrative Agent under this Agreement or any other Loan Document, (v) to the extent required by any applicable statute, rule or regulation or court order (including , without limitation, by way of subpoena) or pursuant to the request of any Governmental Authority having jurisdiction over any Lender or Administrative Agent; provided, however, that in such event, if the Lender(s) are able to do so, the Lender shall provide Borrower with prompt notice of such requested disclosure so that Borrower may seek a protective order or other appropriate remedy, and, in any event, the Lenders will endeavor in good faith to provide only that portion of such information which, in the reasonable judgment of the Lender(s), is relevant and legally required to be provided, or
(vi) to the extent disclosure to other entities is appropriate in connection with any proposed or actual assignment or grant of a participation by any of the Lenders of interests in this Agreement and/or any of the other Loan Documents to such other financial institutions (who will in turn be required to maintain confidentiality as if they were Lenders parties to this Agreement). In no event shall Administrative Agent or any Lender be obligated or required to return any such information or other materials furnished by Borrower.

            12.17 Concerning the Collateral and the Loan Documents.

            (a) Authority. Each Lender authorizes and directs Bankers Trust to act as Collateral Agent and to enter into the Loan Documents relating to the Collateral for the benefit of the Lenders and the other secured parties. Each Lender agrees that any action taken by Administrative Agent or the Required Lenders (or, where required by the express terms, hereof, a different proportion of the Lenders) in accordance with the provisions hereof or of the other Loan Documents, and the exercise by Administrative Agent, Collateral Agent or the Required Lenders (or, where so required, such different proportion) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. Without limiting the generality of the foregoing, Administrative Agent or Collateral Agent as the case may be, shall have the sole and exclusive right and authority to (i) act as the disbursing and collecting agent for the Lenders and the Facing Agent with respect to all payments and collections arising in connection herewith and with the Loan Documents relating to the Collateral; (ii) execute and deliver each Loan Document relating to the Collateral and accept delivery of each such agreement delivered by Borrower or any of its Subsidiaries, (iii) act as collateral agent and as Collateral Agent for the Lenders and the Facing Agent for purposes of the perfection of security interests and liens created by such agreements and all other purposes stated therein to the extent such perfection is required under the Loan Documents, provided, however, the Collateral Agent hereby appoints, authorizes and directs each Lender and the Facing Agent to act as collateral sub-agent for the Collateral Agent, Administrative Agent and the Lenders for purposes of the perfection of all security interests and Liens with respect to Borrower's and its Subsidiaries' respective deposit accounts maintained with, and cash and Cash Equivalents held by, such Lender or such Facing Agent; (iv) manage, supervise and otherwise deal with the Collateral; (v) take such action as is necessary or desirable to maintain the perfection and priority of the security interests and liens created or purported to be created by the Loan Documents, and (vi) except as may be otherwise specifically restricted by the terms hereof or of any other Loan Document, exercise all remedies given to Administrative Agent, the Lenders or the Facing Agent with respect to the Collateral under the Loan Documents relating thereto, applicable law or otherwise.



            (b)   Release of Collateral.

                   (i) The Administrative Agent and the Lenders hereby direct Administrative Agent or Collateral Trustee, as the case may be, to release, in accordance with the terms hereof, any Lien held by Administrative Agent or Collateral Agent, as the case may be, under the Security Documents:

                        (A) against all of the Collateral, at such time as no Commitment by any Lender remains outstanding to Borrower hereunder and after Borrower shall have no Obligations or Loans of any kind then outstanding to Administrative Agent and the Lenders;

                        (B) against any part of the Collateral sold or disposed of by Borrower or any of its Subsidiaries to the extent such sale or disposition is permitted hereby (or permitted pursuant to a waiver or consent of a transaction otherwise prohibited hereby);

                        (C) against any Collateral acquired by Borrower or any of its Subsidiaries after the Closing Date and at least 80% of the purchase price thereof is financed with Indebtedness secured by a Lien permitted by Section 8.1(d);

                        (D) so long as no Event of Default or Unmatured Event of Default has occurred and is continuing, in the sole discretion of Administrative Agent upon the request of the Borrower, against any part of the Collateral with a fair market value of less than $5,000,000 in the aggregate during the term of this Agreement as such fair market value may be certified to Administrative Agent by Borrower in an officer's certificate acceptable in form and substance to Administrative Agent; and

                        (E) against a part of the Collateral which release does not require the consent of all of the Lenders as set forth in Section 12.1(a)(ii), if such release is consented to by the Required Lenders;

provided, however, that (y) Administrative Agent shall not be required to execute any such document on terms which, in its opinion, would expose it to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (z) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of Borrower or any of its Subsidiaries in respect of) all interests retained by Borrower and/or any of its Subsidiaries, including (without limitation) the proceeds of any sale, shall continue to constitute part of the Collateral to the extent provided in the Security Documents.

                  (ii) Each of the Lenders hereby directs Administrative Agent to execute and deliver or file such termination and partial release statements and such other things as are necessary to release Liens to be released pursuant to this Section 12.17 promptly upon the effectiveness of any such release or enter into intercreditor agreements contemplated or permitted herein.

            (c) No Obligation. Administrative Agent shall not have any obligation whatsoever to any Lender or to any other Person to assure that the Collateral exists or is owned by Borrower or any of its Subsidiaries or is cared for, protected or insured or has been encumbered or that the Liens granted to Administrative Agent herein or pursuant to the Loan Documents have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Administrative Agent in any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, Administrative Agent may act in any manner it may deem appropriate, in its sole discretion, given Administrative Agent's own interests in the Collateral as one of the Lenders and that Administrative Agent shall not have any duty or liability whatsoever to any Lender, provided, that, notwithstanding the foregoing, Administrative Agent shall be responsible for its grossly negligent actions or actions constituting intentional misconduct.

            12.18 Effectiveness. This Agreement shall become effective on the date (the "Effective Date") on which Administrative Agent, Borrower and each of the Lenders shall have signed a counterpart of this Agreement (whether the same or different counterparts) and shall have delivered the same to Administrative Agent at the Notice Office (or to Administrative Agent's counsel as directed by such counsel) or, in the case of the Lenders, shall have given to Administrative Agent or telephonic (confirmed in writing), written, telex or facsimile notice (actually received) at such office or the office of Administrative Agent's counsel that the same has been signed and mailed to it. Administrative Agent will give Borrower and each Lender prompt written notice of the occurrence of the Effective Date.


                            [signature pages follow]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.

                                          TITANIUM METALS CORPORATION


                                          By:
                                          Name: J. Thomas Montgomery, Jr.

                                          Title: Vice President - Finance and
Treasurer

                                          Address:

                                          1999 Broadway, Suite 4300
                                          Denver, Colorado  80202
                                          Attn: Vice President Finance &
Treasurer
                                          Tel. No.: 303-296-5600
                                          Telecopier No.: 303-296-5645

                                          With copies to

                                    1999 Broadway, Suite 4300
                                          Denver, Colorado  80202
                                          Attn:Vice President & General Counsel
                                          Tel. No.: 303-296-5600

                                          Telecopier No.: 303-291-2990

                                          And

                                          Sherman & Howard
                                          633 Seventeenth Street, Suite 3000
                                          Denver, Colorado  80202
                                          Attn: Karen L. Chapman
                                          Tel. No.: 303-297-2900
                                          Telecopier No.: 303-298-0940
                                          BANKERS TRUST COMPANY, as a Lender and
                                          as Administrative Agent

                                          By:
                                          Name:
                                          Title:
                                          Address:
                                          Bankers Trust Company
                                          One Bankers Trust Plaza
                                          130 Liberty Street
                                          30th Floor
                                          New York, New York 10006
                                          Attn: Anita Manglani
                                          Tel. No.:  (212) 250-7174
                                          Telecopier No.:  (212) 250-7351

                                          With copies to

                                          Bankers Trust Company
                                          233 South Wacker Drive
                                          Suite 8400
                                          Chicago, Illinois 60606
                                          Attention: Thomas W. Cole
                                          Tel. No.: (312) 993-8051
                                          Telecopier No.: (312) 993-8218

                                          and

                                          Winston & Strawn
                                          200 Park Avenue
                                          New York, New York 10166
                                          Attention: Robert W. Ericson, Esq.
                                          Tel. No.:  (212) 294-6700
                                          Telecopier No.:  (212) 294-4700

                                    LENDERS:


                                    CORESTATES BANK, N.A.,
                                    AS A CO-AGENT


                                    By:_________________________________

                                    Title:________________________________


                                    LENDERS:


                                    SANWA BUSINESS CREDIT CORPORATION,
                                    AS A CO-AGENT




                                    By:_________________________________

                                    Title:________________________________


                                    LENDERS:


                                    BANK OF MONTREAL


                                    By:_________________________________

                                    Title:________________________________


                                    LENDERS:


                                    THE BANK OF NOVA SCOTIA


                                    By:_________________________________

                                    Title:________________________________


                                    LENDERS:


                                    BANQUE NATIONALE DE PARIS


                                    By:_________________________________

                                    Title:________________________________

                                    By:_________________________________

                                    Title:________________________________
                                    LENDERS:


                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By:_________________________________

                                    Title:________________________________


                                    LENDERS:


                                    THE FIRST NATIONAL BANK OF CHICAGO


                                    By:_________________________________

                                    Title:________________________________


                                    LENDERS:



                                    THE FUJI BANK, LIMITED LOS ANGELES
                        AGENCY


                                    By:_________________________________

                                    Title:________________________________


                                    LENDERS:


                                    KEYBANK NATIONAL ASSOCIATION


                                    By:_________________________________

                                    Title:________________________________


                                    LENDERS:


                                    MELLON BANK, N.A.


                                    By:_________________________________

                                    Title:________________________________


                                    LENDERS:


                                    PNC BANK, N.A.


                                    By:_________________________________

                                    Title:________________________________


                                    LENDERS:


                                    SOCIETE GENERALE, SOUTH WEST AGENCY


                                    By:_________________________________

                                    Title:________________________________

                                    By:_________________________________

                                    Title:________________________________


                                    LENDERS:


                                    THE SUMITOMO BANK, LIMITED


                                    By:_________________________________

                                    Title:________________________________